File No. 2-67464

811-3015

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

☒	Registration Under the Securities Act of 1933

☐	Pre-Effective Amendment Number

☒	Post Effective Amendment Number 66

And/or

☒	Registration Statement Under the Investment Company Act of 1940

☒	Amendment No. 67

Ohio National Fund, Inc.

(Exact Name of Registrant)

One Financial Way

Montgomery, Ohio 45242

(Address of Principal Executive Offices)

(513) 794-6100

(Registrant’s Telephone Number)

Kimberly A. Plante, Secretary

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(Name and Address of Agent for Service)

Copy to:

Richard T. Choi

Carlton Fields Jorden Burt PA

1025 Thomas Jefferson Street, NW, Suite 400 East

Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2014 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Ohio National Fund, Inc.

One Financial Way • Montgomery, Ohio 45242 • Telephone 1-800-366-6654

Ohio National Fund, Inc. (“Fund”) is a mutual fund with 21 separate investment portfolios. The Fund’s investment adviser is Ohio National Investments, Inc. (the “Adviser”). Fund shares are offered only to separate accounts of The Ohio National Life Insurance Company ("ONLI"), Ohio National Life Assurance Corporation (together with ONLI referred to as “Ohio National Life”) and National Security Life and Annuity Company (“National Security”). The separate accounts use Fund shares as the underlying investments for variable annuities and variable life insurance contracts issued by Ohio National Life and National Security. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.

An investment in the portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s portfolios are:

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This prospectus sets forth concisely the information about the Fund you need to know before you purchase an Ohio National Life or National Security variable contract. Keep this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

May 1, 2014

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Equity Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.08%
Total Annual Fund Operating Expenses	0.87%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio invests primarily in common stocks or securities that may be converted into, or carry the right to buy, common stocks. It may also invest in preferred stocks and debt securities. The Portfolio invests primarily in securities listed on national securities exchanges. From time to time it may also purchase securities traded in the over-the-counter market and foreign securities.

The Portfolio is managed by ClearBridge, LLC (“ClearBridge”) under a subadvisory agreement with the Adviser. ClearBridge seeks long-term growth of capital using the “value” approach to investing. It purchases securities that appear to be under-priced and thus appear to offer above-average potential for capital appreciation. It then tends to hold those companies for a long time in order to reduce portfolio turnover and brokerage expenses.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks.

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Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Because the portfolio manager is assessing intrinsic value of companies, his assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Debt Securities Risk— Debt securities risk includes interest rate risk, credit risk and liquidity risk. With interest rate risk, prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. The Portfolio is subject to credit risk since it may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security. The Portfolio is also exposed to liquidity risk, which occurs if it may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 28.02%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -30.08%. That was the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

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Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Equity Portfolio	37.69%	18.23%	2.26%
S&P 500® Index	32.39%	17.94%	7.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, ClearBridge, LLC (“ClearBridge”). Sam Peters of ClearBridge, has been the portfolio manager of the Portfolio since May 2013. Mr. Peters is a Managing Director and Portfolio Manager of ClearBridge, LLC.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Money Market Portfolio

Investment Objective

Seeks maximum current income consistent with preservation of principal and liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.27%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.07%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.36%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

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Principal Investment Strategies

This Portfolio invests in high quality money market instruments, including:

•  obligations maturing in 13 months or less and issued or guaranteed as to principal and interest by the U.S. government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. government as authorized by Congress;

• commercial paper, certificates of deposit and bankers’ acceptances that have received the highest rating by any two nationally recognized statistical rating organizations (“NRSRO’s”), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased;

•  commercial paper, certificates of deposit, bankers’ acceptances or other corporate obligations maturing in 13 months or less and which, although not rated by any NRSRO, the Board of Directors determines to be of a quality comparable to that of instruments receiving either of the two highest ratings, provided, that any security determined to be comparable in quality to the second highest rating shall be included in the 3% limitation below;

• repurchase agreements with respect to any of these obligations;

•  as to no more than 3% of the portfolio’s assets, in commercial paper, certificates of deposit or bankers’ acceptances receiving the second highest rating by any two NRSRO’s (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than 0.5% of portfolio assets may be invested in such securities of any one issuer; and

• up to 50% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.

The Portfolio may only invest in instruments that the Board of Directors determines present minimal credit risks. The Portfolio will invest at least 10% of its assets in cash, U.S. Treasury securities and securities that mature within one day and at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less and securities that mature within one week. Generally, the Portfolio holds its money market securities until maturity. They are then redeemed. The Portfolio normally will not realize any gain or loss on these securities. There may be times when it is necessary or appropriate to sell securities before they mature in order to shorten the Portfolio’s average maturity. This might be necessary to meet redemptions or because of a reevaluation of an issuer’s credit-worthiness.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The principal risks of investing in the Portfolio are:

Money Market Risk — An investment in the Money Market Portfolio is not a deposit of any bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to maintain a stable value of $10 per share, it is possible to lose money by investing in the Portfolio.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Repurchase Agreement Risk — If the seller of a repurchase agreement in which the Portfolio invests defaults on its obligations or declares bankruptcy, the Portfolio may experience delays in selling the securities underlying the repurchase agreement resulting in losses.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

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Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 1.25%. That was the quarter ended on March 31, 2007. The lowest return for a quarter was 0.00%. That was for each quarter in 2009, 2010, 2011, 2012 and 2013. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Money Market Portfolio	0.00%	0.00%	1.52%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. William Hilbert, Portfolio Manager of ONLI, has been the portfolio manager of the Portfolio since 2000.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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Bond Portfolio

Investment Objective

Seeks high level of income and opportunity for capital appreciation consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.56%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.10%
Total Annual Fund Operating Expenses	0.66%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Investments are primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased. Under normal circumstances, at least 80% of the Portfolio’s assets (other than cash and U.S. government securities) will be invested in:

• publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned one of the four highest bond ratings by Moody’s or Standard and Poor’s (“S&P”); and

• corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

Up to 20% of the Portfolio’s assets may be invested in:

• securities having high potential for capital appreciation;

•  preferred stocks, convertible securities and securities carrying warrants to purchase equity securities; and

• debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent financial statements in excess of $100 million.

This Portfolio does not invest in common stocks directly. It may retain for reasonable periods of time up to 10% of its total assets in common stocks acquired by converting debt securities or exercising warrants acquired with debt securities. This Portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser’s evaluation of current and anticipated market conditions.

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Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Warrant Risk — Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant held by the fund is not exercised by the date of its expiration, the fund would lose the entire purchase price of the warrant.

Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 11.45%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -7.59%. That was the quarter ended on September 30, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Bond Portfolio	-1.92%	7.85%	4.05%
BofA Merrill Lynch U.S. Corporate Master Index	-1.46%	8.93%	5.31%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Philip Byrde, Vice President, Fixed Income Securities of Ohio National Life, has been the portfolio manager of the Portfolio since 2002.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Omni Portfolio

Investment Objective

Seeks high level of long-term total return consistent with preservation of capital.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.20%
Total Annual Fund Operating Expenses	0.80%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 210% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in stocks, bonds and money market instruments. The Adviser adjusts the mix of investments from time to time among the various market sectors (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Sometimes the Portfolio may not be invested in all three of the market sectors.

The Portfolio’s principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the market sectors. The stock sector is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser. Suffolk began managing the stock sector of the portfolio in May 2002. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 83% of the voting securities of Suffolk. Within the stock sector, Suffolk seeks long-term growth of capital. Current income is a secondary goal for the stock sector. Within the bond sector, the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation is a secondary goal of the bond sector. Within the money market sector, the Adviser seeks maximum current income consistent with the preservation of principal and liquidity.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. Investment in this Portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three sectors. There is also the risk that at any given time this Portfolio will invest too much or too little in each sector. On the other hand, since the risk factors affecting each sector are different, the risks of each sector often offset one another. As a result, this Portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks.

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Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Asset Allocation Risk — The Portfolio’s ability to achieve its investment goal depends upon the manager’s skill in determining the Portfolio’s asset allocation mix (its allocation among the three market sectors). There is the possibility that the manager’s evaluations and assumptions regarding market sectors will not successfully achieve high long-term total return in view of actual market trends.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 14.66%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -18.55%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Omni Portfolio	30.53%	16.15%	7.49%
S&P 500® Index	32.39%	17.94%	7.41%
70% S&P 500® Index/30% BofA Merrill Lynch U.S. Corporate Master Index	21.33%	15.45%	6.99%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Philip Byrde, Vice President, Fixed Income Securities of Ohio National Life, has been the portfolio manager of the fixed income component of the Portfolio since 2002. Donald Gilbert, President of Suffolk, has been the portfolio manager of the equity component of the Portfolio since 2002.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

International Portfolio

Investment Objective

Seeks long-term growth of capital.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.83%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.18%
Total Annual Fund Operating Expenses	1.01%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in securities of foreign companies. The Portfolio invests, under normal conditions, primarily in equity securities of foreign companies in developed and emerging foreign markets. The companies that the Portfolio invest in may include large-, mid- and small-cap companies. Equity securities may include common stocks, depositary receipts, warrants, convertible bonds, convertible debentures and preferred stocks. The Portfolio may also purchase shares of investment companies, including exchange-traded funds (“ETFs”). Normally, most of its investments are in stocks denominated in foreign currencies. It may invest in investment grade fixed income securities and foreign government securities. The Portfolio may also buy or sell foreign currencies (which may be implemented through derivative contracts such as forward or futures contracts) in lieu of or in addition to non-dollar denominated foreign equity securities in order to increase or decrease its exposure to foreign equity and/or currency markets. This would permit the Portfolio to take long positions on currencies that the sub-adviser believes will increase in value and take short positions on currencies that the sub-adviser believes will decrease in value regardless of the Portfolio’s security holdings in the applicable currency. Additionally, from time to time, the Portfolio may hedge against losses on securities held in the Portfolio or the currencies in which the securities are denominated by obtaining short exposure on an equity index, security or currency through a futures or forward contract or other derivative instrument. It may maintain cash reserves in foreign or U.S. money market instruments. The Portfolio is managed by Federated Global Investment Management Corp. (“Federated Global”) under a subadvisory agreement with the Adviser.

In selecting portfolio securities, Federated Global focuses first on country selection. Federated Global seeks to identify countries whose stock markets are attractively valued relative to other countries, have better growth prospects, have attractive macroeconomic forces working in their favor, and evidence of other factors which Federated Global has identified as being correlated with market outperformance. Once a country’s stock market has been selected for investment, Federated Global uses its own quantitative process to rank the future performance potential of companies. As no single factor is consistently predictive of performance, the strategy uses value, growth, quality and technical indicators to select stocks.

Federated Global uses its proprietary country analysis methodology, analyzing each country’s aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. Federated Global believes that foreign markets most worthy of investment may have the following characteristics, among others:

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• rising earnings expectations;

• lower valuation relative to growth;

• favorable economic environments;

• strong sovereign and corporate quality; and

• positive technical factors.

Countries considered for investment must satisfy Federated Global’s criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, Federated Global uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable Federated Global to develop a portfolio that captures substantially all of the combined top-ranked countries’ stock market movements with a select group of companies per selected country. Each company must meet Federated Global’s standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. For purposes of this policy, any investment of the Portfolio which provides exposure to a developed market, including the holding of or exposure to currencies of developed markets, will be included as a developed market investment.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

ADRs and Domestically Traded Securities of Foreign Issuers Risk — Because the Portfolio may invest in American Depositary Receipts (“ADRs”) and other domestically traded securities of foreign companies, the Portfolio’s share price may be more affected by the risks of foreign investing.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

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Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Exchange-Traded Funds Risk — An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange and may trade at either a premium or discount to NAV. Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 23.46%. That was the quarter ended on September 30, 2009. The lowest return for a quarter was -23.76%. That was for the quarter ended on September 30, 2011. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
International Portfolio	11.60%	12.87%	4.77%
MSCI All Country World Ex-USA Index (Net-USD)	15.29%	12.81%	7.57%

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Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which has been managed by the sub-adviser of the Portfolio, Federated Global, since 1999. Audrey H. Kaplan, Senior Vice President, Senior Portfolio Manager, and Head of International Equities of Federated Global, and Geoffrey C. Pazzanese, Vice President and Senior Portfolio Manager of Federated Global, have been portfolio managers of the Portfolio since 2009.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

International Small-Mid Company Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.20%
Total Annual Fund Operating Expenses	1.20%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of foreign small and mid-cap companies. For purposes of this policy, small and mid -capitalization companies will be defined as any company with a

17

market capitalization within the total market capitalization of stocks included in the Portfolio’s benchmark index, the S&P Developed Ex-U.S. Small Cap Growth Index (which was approximately $6.9 million to $17.3 billion as of March 31, 2014). Any income received from investments is incidental. The Portfolio may invest in companies located throughout the world, in both developed economies and emerging markets. Foreign investments will normally be denominated in foreign currencies. Investments may also include interests in entities such as limited partnerships, limited liability companies and business trusts. These foreign entities often issue securities comparable to common stock (which may be in the form of depositary receipts) or preferred stock. The Portfolio may purchase shares of exchange-traded funds (“ETFs”), derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities or indices) in order to implement its investment strategy. The Portfolio is managed by Federated Global Investment Management Corp. (“Federated Global”) under a subadvisory agreement with the Adviser.

Investments in foreign small and mid-cap companies enable you to further diversify the investments you have in foreign markets. Price changes of small or mid-cap companies do not always follow those of larger companies.

Federated Global’s process for selecting investments is bottom-up and growth-oriented. In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies and then a fundamental research process to select which stocks in which the Portfolio’s assets will be invested. Federated Global evaluates each company’s earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company’s suppliers, customers and competitors. It also reviews the company’s financial statements and earnings forecasts and evaluates the sustainability of the company’s current growth trends.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

ADRs and Domestically Traded Securities of Foreign Issuers Risk — Because the Portfolio may invest in American Depositary Receipts (“ADRs”) and other domestically traded securities of foreign companies, the Portfolio’s share price may be more affected by the risks of foreign investing.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell,

18

unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Exchange-Traded Funds Risk — An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange and may trade at either a premium or discount to NAV. Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 27.49%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -29.55%. That was for the quarter ended on September 30, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

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Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
International Small-Mid Company Portfolio	27.68%	17.71%	9.80%
S&P Developed Small Cap Ex-U.S. Growth Index	24.03%	17.80%	9.35%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which has been managed by the sub-adviser of the Portfolio, Federated Global, since 1999. Leonardo A. Vila, Senior Vice President, Senior Portfolio Manager of Federated Global, has been portfolio manager of the Portfolio since 1999.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Capital Appreciation Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.10%
Total Annual Fund Operating Expenses	0.89%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market. Equity securities include common stocks or securities that may be converted into, or carry the right to buy, common stocks and preferred stocks. The Portfolio is managed by Jennison Associates LLC (“Jennison”) under a subadvisory agreement with the Adviser. Jennison seeks companies having an attractive trade-off between good earnings, growth prospects and low valuation characteristics.

The Portfolio has a multi-cap nature, which allows it to invest in companies regardless of market cap parameters. However, the smallest companies usually have a market capitalization of more than $1 billion. The Portfolio seeks to invest in companies with two distinct characteristics:

(1) Stocks of companies out of favor with investors, but expected by Jennison to experience a dynamic earnings cycle over the next 12 to 18 months because of –

• corporate restructuring;

• new product development;

• industry cycle turns;

• management’s increased focus on shareholder value and/or

(2) Companies currently delivering good growth characteristics but which are, in Jennison’s view, underpriced by the market because of –

• short-term earnings disappointments relative to the market’s expectations and/or

• market uncertainty that the company can sustain its current earnings growth.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Because the portfolio manager is assessing intrinsic value of companies, his assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

21

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 23.03%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -24.36%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Capital Appreciation Portfolio	34.51%	21.05%	8.54%
S&P 500® Index	32.39%	17.94%	7.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Jennison. Brian M. Gillott, a Managing Director of Jennison, and Mark G. DeFranco, a Managing Director of Jennison, have been the portfolio managers of the Portfolio since 2000.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Aggressive Growth Portfolio

Investment Objective

Seeks long-term capital growth.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.18%
Total Annual Fund Operating Expenses	0.98%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is managed by Janus Capital Management LLC (“Janus”) under a subadvisory agreement with the Adviser. The Portfolio invests primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for growth potential. The Portfolio seeks to invest in dominant growth companies with sustainable competitive advantages. Securities are generally selected on a stock-by-stock basis in a multi-cap format without regard to any defined allocation among countries or geographic regions. The Portfolio normally concentrates its investments in a core group of 20-45 common stocks. Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio’s investments will be incidental to its objective.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest, including emerging market countries; therefore, the Portfolio may at times have significant foreign exposure.

The Portfolio may invest without limit in foreign equity securities. In addition the Portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio manager may also use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines or to otherwise help achieve the Portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. If the manager is unable to find such investments, a significant amount of the Portfolio’s assets may be in high quality short-term debt instruments including money market instruments and cash equivalents.

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Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

24

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 21.63%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -24.49%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Aggressive Growth Portfolio	31.44%	19.13%	8.62%
S&P 500® Index	32.39%	17.94%	7.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Janus, the sub-adviser of the Portfolio. Doug Rao, a Portfolio Manager at Janus, has been the portfolio manager of the Portfolio since June 2013.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Small Cap Growth Portfolio

Investment Objective

Seeks long-term capital appreciation.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.89%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.16%
Total Annual Fund Operating Expenses	1.05%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is managed by Janus Capital Management LLC (“Janus”) under a subadvisory agreement with the Adviser. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of small capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Growth Index). As of March 31, 2014, the capitalization range of the Russell 2000® Growth Index was between $63.1 million and $10.7 billion.

The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Janus seeks to identify individual companies with earnings growth potential that may not yet be recognized by the market at large. The Portfolio may also invest in securities of emerging growth companies. These are companies that Janus expects to experience above-average earnings or cash-flow growth or meaningful changes in underlying asset values. Realization of income is not a significant consideration in choosing the Portfolio’s investments.

Unless otherwise stated within its specific investment policies, the Portfolio may invest 15% of its assets in foreign equity and debt securities (at time of purchase). The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary passive foreign investment companies. American Depositary Receipts and securities which are denominated in US dollars and traded in US markets are not subject to the 15% limitation. The Portfolio may invest in master limited partnerships.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks.

26

Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 26.69%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -26.37%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Small Cap Growth Portfolio	45.29%	28.12%	11.93%
Russell 2000® Growth Index	43.30%	22.58%	9.41%

27

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Janus, the sub-adviser of the Portfolio. Jonathan D. Coleman, Co-Chief Investment Officer at Janus, has co-managed the Portfolio since May 2013. Maneesh Modi, a Co-Portfolio Manager at Janus, has co-managed the Portfolio since May 2013.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Mid Cap Opportunity Portfolio

Investment Objective

Seeks long-term total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.11%
Total Annual Fund Operating Expenses	0.96%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Growth Index at the time of investment. If the market

28

capitalization of a company held by the portfolio moves outside this range, the portfolio may, but is not required to, sell the securities. As of March 31, 2014, the capitalization range of the Russell Midcap® Growth Index was between $381 million and $35.2 billion. The Portfolio is managed by Goldman Sachs Asset Management, L.P. (“GSAM”) under a subadvisory agreement with the Adviser. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by GSAM to be strategically positioned for long-term growth. Although the Portfolio invests primarily in publicly-traded U.S. securities, it may invest in foreign securities.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

29

Prior to December 18, 2009, this Portfolio was subadvised by RS Investment Management Co. LLC.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 17.10%. That was the quarter ended on September 30, 2009. The lowest return for a quarter was -27.85%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Mid Cap Opportunity Portfolio	32.46%	20.84%	7.31%
Russell Midcap® Growth Index	35.74%	23.37%	9.77%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by GSAM, the sub-adviser of the Portfolio. Steven M. Barry has been a Senior Portfolio Manager of the Portfolio since December 2009. Mr. Barry is a Managing Director; Chief Investment Officer of both Fundamental Equity; and the Growth Equity team in GSAM. Jeffrey Rabinowitz, CFA, is a Managing Director and has been a Portfolio Manager of the Portfolio since November 2011.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Capital Growth Portfolio

Investment Objective

Seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.11%
Total Annual Fund Operating Expenses	1.01%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do

30

not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

This Portfolio invests primarily in an actively managed portfolio of equity securities (principally common stocks) of small cap growth companies. It is managed by Eagle Asset Management, Inc. (“Eagle”) under a subadvisory agreement with the Adviser. Small-cap companies are those that, at time of purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index. As of March 31, 2014, the capitalization range of the Russell 2000® Growth Index was between $63.1 million and $10.7 billion. The Russell 2000® Growth Index is an unmanaged index comprised of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. These are companies that, in Eagle’s opinion, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the over-all economy. Investments generally are held in companies in industry segments experiencing rapid growth or in companies with proprietary advantages. Up to 30% of this Portfolio’s assets may be invested in foreign securities. In evaluating potential investments, Eagle may consider a number of factors including the rate of earnings growth, the quality of management, the extent of proprietary operating advantage, the return on equity, the financial condition of the company, and/or the reasonableness of the valuation of the company. The portfolio manager utilizes a “bottom-up” approach to identify the companies in which it invests and performs proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does

31

not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

The subadviser for this Portfolio was RS Investment Management Co. LLC until the end August 2003.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 20.80%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -26.94%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Capital Growth Portfolio	30.26%	21.69%	10.80%
Russell 2000® Growth Index	43.30%	22.58%	9.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Eagle, the sub-adviser of the Portfolio. Bert Boksen, a managing director and portfolio manager at Eagle, has been Portfolio Manager of the Portfolio since 2003. Eric Mintz, CFA and Senior Research Analyst at Eagle, has been Portfolio Co-Manager of the Portfolio since 2008.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

32

S&P 500® Index Portfolio

Investment Objective

Seeks total return approximating that of the Standard & Poor’s 500® Index (“S&P 500”) including reinvestment of dividends, at a risk level consistent with that of the S&P 500®.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.37%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.08%
Total Annual Fund Operating Expenses	0.45%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in:

• common stocks and other securities that may or may not be included among the 500 stocks in the S&P 500® and/or

• SPDRs, an exchange traded fund (“ETF”) that mimics the holdings and returns of the S&P 500® Index.

This strategy is intended to replicate the performance of the S&P 500®. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the S&P 500®. There can be no assurance that the Portfolio’s investments will have the desired effect.

The value of SPDRs is tied directly to the fluctuations of the S&P 500®. The Portfolio’s ability to use SPDRs as a substitute for maintaining a fully-invested market position in the 500 stocks comprising the S&P 500® allows the Portfolio to maintain a liquid type investment while still participating in the market. The market capitalization of the index as of March 31, 2014 ranged from $3.1 billion to $478.8 billion.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks

33

sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Exchange-Traded Funds Risk — An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange and may trade at either a premium or discount to NAV. Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 15.77%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -22.14%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
S&P 500® Index Portfolio	31.74%	17.38%	6.91%
S&P 500® Index	32.39%	17.94%	7.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. William Hilbert, Portfolio Manager of ONLI, has been the portfolio manager of the Portfolio since 2001.

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Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

High Income Bond Portfolio

Investment Objective

Seeks high current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.67%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.10%
Total Annual Fund Operating Expenses	0.77%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets in lower-rated (BBB or lower) corporate debt obligations commonly referred to as “junk bonds.” Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of seeking high current income. Normally, the Portfolio will not invest more than 10% of its assets in equity securities. Lower-rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. The Portfolio is managed by Federated Investment Management Company (“Federated Investment”) under a subadvisory agreement with the Adviser.

Lower-rated debt securities have higher yields because of their greater risk of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment

35

looks for bonds believed to offer superior potential returns for the financial risk assumed. Federated Investment’s analysis focuses on the issuer’s financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds typically are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.

Fixed income securities in which the Portfolio invests may include preferred stocks, bonds, debentures, notes, zero-coupon securities, asset-backed securities, equipment lease certificates and equipment trust certificates. The Portfolio’s investments are generally rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest. These lower-rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing higher rated bonds.

The Portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they generally fall below debt obligations and just above common stock in order of preference on the issuer’s balance sheet. The Portfolio may invest its assets in foreign securities, including those not publicly traded in the United States. The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

The Portfolio may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade (also called “junk bonds”) are subject to greater levels of credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative

36

may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Loan Interest Risk — Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. The loan instruments in which the Portfolio may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets). The Portfolio treats loan instruments as a type of fixed-income security. (For purposes of the descriptions in this prospectus of these various risks, references to “issuer,” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in an attempt to manage risks. There is no guarantee that these risk management techniques will work as intended.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 19.22%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -18.90%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

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Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
High Income Bond Portfolio	7.08%	17.11%	7.86%
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index	7.44%	18.96%	8.61%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Federated Investment. Mark Durbiano, a senior vice president of Federated Investment, has been the portfolio manager of the Portfolio since 2004.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Strategic Value Portfolio

Investment Objective

Seeks growth of capital and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.72%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.07%
Total Annual Fund Operating Expenses	0.79%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in high dividend yielding common stocks with dividend growth potential. The Portfolio is managed by Federated Equity Management Company of Pennsylvania (“Federated Equity”) under a subadvisory agreement with the Adviser.

The strategy seeks to deliver a dividend yield that is substantially higher than the broad market and to pursue competitive performance in both up and down markets, while targeting significantly less risk. The Portfolio focuses on high dividend yielding companies with dividend growth potential that exhibit solid performance in periods of market weakness in an attempt to reduce risk. Federated Equity also attempts to manage risk through exposure to multiple sectors and industries. At the individual stock level, the Portfolio generally adheres to position size limits which may be adjusted over time in an attempt to further control portfolio risk. From a broad universe, stocks are screened and prioritized on criteria including: dividend yield, dividend growth, strong financial condition, and performance during periods of market weakness. Companies that rank as highly attractive in the screening process are scrutinized using bottom-up fundamental proprietary research. Broad macroeconomic trends that can influence the outlook of sectors and industries are also taken into account.

Federated Equity believes a strategic emphasis on high dividend yielding stocks can enhance both relative and absolute performance over time, and that investment results can be enhanced by focusing on stocks with both the potential for future dividend growth and current dividend-oriented value characteristics. Federated Equity believes that this is achievable while protecting the client from undue risk.

The Portfolio may invest in common stocks, American Depositary Receipts, real estate investment trusts, foreign securities and may use derivative contracts and/or hybrid instruments to implement its investment strategy.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and more likely to pay higher dividends. The Portfolio’s strategy contemplates investing in stocks focused on paying high dividends. Accordingly, the Portfolio’s performance may lag behind the general market when dividend paying stocks are out of favor.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell,

39

unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

ADRs and Domestically Traded Securities of Foreign Issuers Risk — Because the Portfolio may invest in American Depositary Receipts (“ADRs”) and other domestically traded securities of foreign companies, the Portfolio’s share price may be more affected by the risks of foreign investing.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Real Estate Risk — Real estate securities may include the risks of direct ownership of real estate. These include declines in real estate values, changing economic conditions and increasing interest rates.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 13.65%. That was the quarter ended on September 30, 2010. The lowest return for a quarter was -15.06%. That was for the quarter ended on March 31, 2009. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Strategic Value Portfolio	21.00%	13.06%	4.91%
Dow Jones U.S. Select Dividend Index	29.06%	16.16%	7.33%

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Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Federated Equity. Walter Bean, Chartered Financial Analyst, has been a Portfolio Manager of the Portfolio since 2008. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Head of the Strategic Value Management Team of Federated Equity. Daniel Peris, Chartered Financial Analyst, has been a Senior Portfolio Manager of the Portfolio since 2008. Mr. Peris is a Senior Vice President and Senior Portfolio Manager of Federated Equity.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Nasdaq-100® Index Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.11%
Total Annual Fund Operating Expenses	0.51%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$285	$640

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio invests primarily in stocks that are included in the Nasdaq-100® Index. It may also invest in other securities whose performance is expected to correlate to that of the Nasdaq-100® Index, including Powershares QQQ which is an exchange-traded fund that is designed to track the performance of the Nasdaq-100® Index.

The Portfolio does not attempt to hold all of the stocks represented in the Nasdaq-100® Index. The Index is a modified capitalization-weighted index . That means the stocks of larger companies count for more in the Index than do the stocks of smaller companies. While it is composed of 100 of the largest non-financial companies listed on the national market tier of the Nasdaq Stock Market, its capitalization weighting gives a small number (less than 10) of the 100 stocks a majority of the market value of the Index. Thus, the Adviser believes the Portfolio can replicate the Index without owning all 100 stocks. The market capitalization of the Index as of March 31, 2014, ranged from $7.2 billion to $478.8 billion.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Non-Diversification Risk — The Portfolio is a non-diversified fund. This Portfolio is not limited by the diversification standards that restrict the other Portfolios (as to at least 75% of their assets) to not invest more than 5% of assets in the securities of any one issuer. Several individual stocks represented in the Nasdaq-100® Index each comprises substantially more than 5% of the market value of the Index. Changes in the prices of one or a few stocks can greatly affect the net asset value of the Portfolio, either up or down.

Exchange-Traded Funds Risk — An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange and may trade at either a premium or discount to NAV. Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Concentration Risk — The Portfolio’s concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the Portfolio vulnerable to greater volatility than is likely to be experienced by less concentrated funds.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 21.03%. That was the quarter ended on March 31, 2012. The lowest return for a quarter was -23.96%. That was the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Nasdaq-100® Index Portfolio	35.98%	24.86%	9.52%
Nasdaq-100® Index	36.92%	25.65%	10.46%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. William Hilbert, Portfolio Manager of ONLI, has been the portfolio manager of the Portfolio since 2001.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bristol Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by

43

the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.74%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.08%
Total Annual Fund Operating Expenses	0.82%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$262	$455	$1,014

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 269% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization. From time to time it might also have substantial positions in securities issued by smaller companies and in foreign companies. In addition, from time to time the Portfolio may also have substantial positions in a particular sector of the economy.

The Portfolio is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser. Suffolk’s investment approach is based on the premise that most stocks are priced efficiently, reflecting the market’s expectations of growth and perceptions of risk. Suffolk’s principals analyze companies’ revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices.

Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock’s expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tends to have a blend of growth and value characteristics.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

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Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten yearscompared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 17.70%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -26.88%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Bristol Portfolio	41.21%	17.92%	7.54%
S&P 500® Index	32.39%	17.94%	7.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Suffolk. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the

45

Adviser’s parent, and it also owns 83% of the voting securities of Suffolk. Donald Gilbert, President of Suffolk, has been the portfolio manager of the Portfolio since 2002.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bryton Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.81%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.09%
Total Annual Fund Operating Expenses	0.90%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 185% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization. The Portfolio is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser.

Suffolk’s investment approach is based on the premise that most stocks are priced efficiently, reflecting the market’s expectations of growth and perceptions of risk. Suffolk’s principals analyze companies’ revised earnings forecasts. Since

46

investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock’s expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tends to have a growth orientation.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten yearscompared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

47

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 24.26%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -29.67%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
Bryton Growth Portfolio	40.73%	19.06%	7.60%
Russell 2000® Growth Index	43.30%	22.58%	9.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Suffolk. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 83% of the voting securities of Suffolk. Christopher Liong, a portfolio manager of Suffolk, has been the portfolio manager of the Portfolio since 2012.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Balanced Portfolio

Investment Objective

Seeks capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.10%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.78%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do

48

not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in a balanced portfolio of U.S. and foreign common stocks, government securities, and a variety of fixed-income obligations. Under normal circumstances, the Portfolio invests up to 75% of its total assets in equity securities of domestic and foreign companies of any market capitalization, including common and preferred stocks, securities issued by dividend-paying companies, and convertible preferred securities, as well as American Depositary Receipts (ADRs). To manage the risk of holding equity securities, or for investment purposes, the Portfolio may write call options or purchase puts on the securities in the Portfolio or indexes. The Portfolio also may purchase exchange traded funds (ETFs. Under normal circumstances, the Portfolio will maintain a minimum of 25% of its total assets in fixed-income securities although there is no maximum limit on the amount of debt securities in which the portfolio may invest. The debt securities in which the Portfolio invests are generally investment grade, although the Portfolio may invest up to 10% of its total assets in lower-rated securities, which are also called junk bonds. The Portfolio may invest up to 25% of its total assets in foreign securities. This Portfolio is managed by ICON Advisers, Inc. (“ICON”) under a sub-advisory agreement with the Adviser.

The Portfolio seeks to achieve its investment objectives through a valuation methodology to identify securities that ICON’s methodology suggests are under-priced relative to its calculation of intrinsic value. Investments in securities ICON believes to be over-priced relative to current intrinsic value may be sold and replaced by investments in securities ICON believes are under-priced relative to intrinsic value. In addition to identifying securities over- or under-priced relative to the broad market, ICON generally considers relative strength. In general, relative strength is a measure of the performance of a security in relation to the performance of the broader market over a specified period of time.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. Although the Portfolio will receive a premium for writing the call option, the price the Portfolio realizes from the sale of the equities or the exposure to the underlying index upon exercise of the option could be substantially below their prevailing market price.

There may not be a liquid market for written options. If the Portfolio cannot locate a purchaser for the option transaction, the Portfolio will be unable to sell the underlying equities until the option expires or is exercised. The Portfolio’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Portfolio will generally hold the equities underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.

The Portfolio collects a premium from the option purchaser on each of the call options the Portfolio writes. Such premiums are additional income to the Portfolio. The amount of those premiums may decrease if interest rates decline, or if the market prices of the underlying equities or indices on which the call options are written become less volatile.

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If the market price of the underlying equity securities or indices do not exceed the exercise price, the call option will expire without being exercised. The Portfolio will then keep the premium. At that point, the Portfolio may either continue to hold the underlying equity security, in which case it may write new call options on it, or the Portfolio may sell the equities.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Conflicts of Interest Risk — Although the Portfolio follows a strategy using options to manage the risk of holding equity securities, which the Adviser believes is consistent with the interests of shareholders, aspects of the strategy of the Portfolio attempting to limit the downside exposure and reduce the volatility of the Portfolio may be deemed to present a conflict of interest for the Adviser and its parent, The Ohio National Life Insurance Company (with its affiliates, “Ohio National Life”). Shares of the Portfolio are offered only to the separate accounts of Ohio National Life, which use Portfolio shares as an underlying investment for variable annuity and variable life insurance contracts. Ohio National Life has financial obligations to holders of variable contracts arising from guarantee obligations under the variable contracts and certain optional benefit riders. Limiting downside exposure and reducing volatility of the Portfolio have the effect of mitigating the financial risks to which Ohio National Life is subjected by providing these guaranteed benefits. If the strategy is successful in limiting downside exposure and reducing volatility, Ohio National Life expects to benefit from a reduction of the risks arising from its guarantee obligations, to reduce its costs to purchase hedge investments to manage the risks of its guarantee obligations, and to reduce its regulatory capital requirements associated with its guarantee obligations. As a result, Ohio National Life’s interest in managing risks within the Portfolio may at times conflict with the interests of contract owners having guaranteed benefits, who may be prevented from achieving higher returns due to the Portfolio’s use of risk management techniques.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Correlation Risk — The effectiveness of the Portfolio’s index option-based strategy may be reduced if the performance of the Portfolio’s equity portfolio does not correlate to that of the index underlying its options positions.

Value Strategy Risk — Because the portfolio manager is assessing intrinsic value of companies, his assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Exchange-Traded Funds Risk — An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange and may trade at either a premium or discount to NAV. Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of

50

other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade (also called “junk bonds”) are subject to greater levels of credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 13.89%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -14.56%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

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Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	Since 5/1/04
Balanced Portfolio	15.26%	12.46%	7.19%
S&P® Composite 1500 Index	32.80%	18.38%	8.01%
60% S&P® Composite 1500 Index/ 40% Barclays Capital U.S. Universal Index	18.10%	13.36%	7.09%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, ICON. Zach Jonson, Portfolio Manager at ICON, and Donovan “Jerry” Paul, Portfolio Manager at ICON, have been the portfolio managers of the Portfolio since 2011 and 2014, respectively.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Target VIP Portfolio

Investment Objective

Seeks to provide above average total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.22%
Total Annual Fund Operating Expenses	0.82%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$262	$455	$1,014

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies. This Portfolio is managed by First Trust Advisors L.P. (“First Trust”) under a sub-advisory agreement with the Adviser. The Portfolio is passively managed meaning that the stocks that are selected are held for one year until the next stock selection date. The investment strategy was developed by First Trust and may be altered from time to time, but only after notice is given to shareholders. Except in rare circumstances, the stocks selected by the model are those in which the Portfolio will invest. Each year, on or about the annual stock selection date of December 30, the Portfolio expects to invest in the securities determined by the model with an approximately equal amount invested in each strategy. First Trust reserves the right to overweight, underweight or exclude from the Portfolio certain companies identified by the model. Such underweighting or overweighting would be rare but may occur in instances where a security is selected by the model, but the portfolio manager is aware of matters that may make investment in the company ill-advised.

To the extent that the Portfolio receives new cash, from the additional purchase or premium payments from variable contract owners or otherwise, the cash is invested proportionally in the securities held by the Portfolio. First Trust reserves the right to hold cash until a sufficient amount is available to invest, so the investment of new cash may not be immediate. However, First Trust intends to invest the new cash as soon as possible after receipt.

During the year until the next stock selection date, the portfolio managers monitor the holdings. In the event an initial security ceases to be a publicly traded security or the shares are otherwise forced to be liquidated, the proceeds derived from the sale of the liquidated initial security will be invested proportionally in additional shares of the remaining securities.

The composition of the Portfolio on each annual stock selection date is expected to be as follows:

• Approximately 1/6 common stocks which comprise The Dow® Dividend and Repurchase Target (“DART”) 5 Strategy — This Strategy selects five stocks from the Dow Jones Industrial Average (DJIAsm) that have high dividend yields and/or high buyback ratios and high change in return on assets. By analyzing dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company’s shares of common stock outstanding 12 months prior to the stock selection date compared to a company’s shares outstanding as of the business day prior to the stock selection date.

• Approximately 1/6 common stocks which comprise the European Target 20 Strategy — This Strategy invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued.

• Approximately 1/6 common stocks which comprise The Nasdaq® Target 15 Strategy — This Strategy selects a portfolio of the 15 Nasdaq-100 Index® stocks with the best overall ranking on both 12- and 6-month price appreciation, return on assets and price to cash flow. The stocks which comprise this Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than 1% or 25% or more of this Strategy portion of the portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

•  Approximately 1/6 common stocks which comprise The S&P Target 24 Strategy — This Strategy selects a portfolio of 24 common stocks from the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). First Trust selects three stocks from each of the eight largest sectors of the S&P 500 Index® based on trailing four quarters’ return on assets, buyback yield and bullish interest indicator. Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector’s equivalent weighting among the eight sectors being selected from.

• Approximately 1/6 common stocks which comprise the Target Small-Cap Strategy — This Strategy invests in stocks with small market capitalizations which have recently exhibited certain positive financial attributes including positive three-year sales growth and positive most recent annual earnings.

• Approximately 1/6 common stocks which comprise the Value Line® Target 25 Strategy — This Strategy invests in 25 of the 100 stocks that Value Line® gives a #1 ranking for Timeliness™ which have recently exhibited certain positive

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financial attributes. Value Line® ranks approximately 1,700 stocks of which only 100 are given their #1 ranking for Timeliness™, which measures Value Line’s view of their probable price performance during the next six to 12 months relative to the others. First Trust selects stocks among the 100 stocks (financial companies and those whose shares are not listed on a U.S. securities exchange are not eligible for the Portfolio) based on 12-month and 6-month price appreciation, return on assets, and price to cash flow. In the event of a tie, the stock with the greatest 6-month price appreciation is selected. The stocks which comprise this Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of this Strategy’s portion of the Portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Investment Model Risk — The Portfolio is also exposed to additional market risk due to its policy of investing in accordance with its investment strategy. As a result of this policy, securities held by the Portfolio will generally not be bought or sold in response to market fluctuations under normal circumstances. The Portfolio’s passive management style may subject investors to greater market risk than other mutual funds.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

License Risk — The termination of a license used by the Portfolio or its adviser/sub-adviser may have a significant effect on the operation of the Portfolio.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 16.90%. That was the quarter ended on September 30, 2010. The lowest return for a quarter was -24.01%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	Since 11/2/05
Target VIP Portfolio	36.71%	16.32%	4.98%
Russell 3000® Index	33.55%	18.71%	7.86%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, First Trust. The Investment Committee of First Trust is responsible for the day-to-day management of the Portfolio’s assets. The current members of the Investment Committee are Daniel J. Lindquist, Managing Director of First Trust; David G. McGarel, Chief Investment Officer and Managing Director of First Trust; Jon C. Erickson, Senior Vice President of First Trust; and Roger F. Testin, Senior Vice President of First Trust. Mr. Lindquist has been a member of the Investment Committee since August 2005, while the other committee members have been members since April 2005.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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Bristol Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.09%
Total Annual Fund Operating Expenses	0.88%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 237% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization. From time to time it might also have substantial positions in securities issued by smaller companies and in foreign companies. In addition, from time to time the Portfolio may also have substantial positions in a particular sector of the economy. Under normal circumstances, the Portfolio will hold 80% or more of its assets in securities included in the Russell 1000® Growth Index. The market capitalization of the Russell 1000® Growth Index, as of March 31, 2014, ranged from $1.1 billion and $478.8 billion. The Portfolio is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser.

At the portfolio manager’s discretion, the Portfolio may hold a smaller proportion of a particular stock than is held in the Russell 1000® Growth Index. Typically these are the larger weighted stocks of that index.

Suffolk’s investment approach is based on the premise that most stocks are priced efficiently, reflecting the market’s expectations of growth and perceptions of risk. Suffolk’s principals analyze companies’ revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock’s expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential.

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Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 16.59%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -27.22%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	Since 5/1/07
Bristol Growth Portfolio	38.62%	19.43%	6.19%
Russell 1000® Growth Index	33.48%	20.39%	7.68%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Suffolk. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 83% of the voting securities of Suffolk. Donald Gilbert, President of Suffolk, has been a portfolio manager of the Portfolio since 2007. Christopher Liong, a portfolio manager of Suffolk has been a portfolio manager of the Portfolio since 2007.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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Risk Managed Balanced Portfolio

Investment Objective

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other expenses**	0.27%
Total Annual Fund Operating Expenses**	1.17%

**Estimated

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”). The Balanced Component is managed by Janus Capital Management LLC (“Janus”). The Risk Management Component is managed by AnchorPath Financial, LLC (“AnchorPath”). Under normal circumstances, the Balanced Component will represent approximately 80% of the Portfolio, and the Risk Management Component will represent the remainder of the Portfolio. The allocation between the two components will normally be rebalanced to the desired allocation of 80% Balanced Component and 20% Risk Management Component only once a year, although the Portfolio may be rebalanced at any time at the discretion of the Adviser. AnchorPath monitors the Portfolio’s allocation on a daily basis, and in collaboration with the Adviser and Janus, manages the periodic rebalancing between the Balanced Component and the Risk Management Component.

With respect to the Balanced Component, Janus will normally invest 35-65% of the assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. Janus will normally invest at least 25% of the assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. Janus may also invest in foreign equity and debt securities, which may include investments in emerging markets.

In choosing investments for the Balanced Component, the portfolio managers apply a “bottom up” approach with one portfolio manager focusing on the equity portion of the Balanced Component and the other portfolio manager focusing on the fixed-income portion of the Balanced Component. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment

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policies. The Portfolio managers may also consider economic factors, such as the effect of interest rates on the Portfolio’s fixed-income investments.

With respect to the Risk Management Component, AnchorPath seeks to enhance the risk adjusted return of the Portfolio, attempting to enhance returns in rising markets and reduce risk in downturns. AnchorPath employs a variety of risk management techniques in its strategy, primarily using derivative instruments. AnchorPath attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. AnchorPath attempts to stabilize potential income of the Portfolio by using techniques designed to protect the Portfolio’s ability to generate future income. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Risk Management Component may also include “long” and “short” positions in exchange-traded funds (“ETFs”), as well as cash instruments.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. Portfolio performance may also be diminished by the added cost of the derivative instruments.

Risk Management Strategy Risk — While the Portfolio will invest in derivatives to implement its risk management strategy, there can no assurance that the strategy will work as intended. The Portfolio’s performance could be worse than if the Portfolio had not employed its risk management strategy. Use of derivative instruments could reduce, instead of enhance, the risk adjusted return of the Portfolio.

Conflicts of Interest Risk — Although the Portfolio follows a strategy intended to enhance the risk adjusted return of the Portfolio, which the Adviser believes is consistent with the interests of shareholders, aspects of the Risk Management Component of the Portfolio attempting to limit the downside exposure and reduce the volatility of the Portfolio may be deemed to present a conflict of interest for the Adviser and its parent, The Ohio National Life Insurance Company (with its affiliates, “Ohio National Life”). Shares of the Portfolio are offered only to the separate accounts of Ohio National Life, which use Portfolio shares as an underlying investment for variable annuity and variable life insurance contracts. Ohio National Life has financial obligations to holders of variable contracts arising from guarantee obligations under the variable contracts and certain optional benefit riders. Limiting downside exposure and reducing volatility of the Portfolio have the effect of mitigating the financial risks to which Ohio National Life is subjected by providing these guaranteed benefits. If the strategy is successful in limiting downside exposure and reducing volatility, Ohio National Life expects to benefit from a

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reduction of the risks arising from its guarantee obligations, to reduce its costs to purchase hedge investments to manage the risks of its guarantee obligations, and to reduce its regulatory capital requirements associated with its guarantee obligations. As a result, Ohio National Life’s interest in managing risks within the Portfolio may at times conflict with the interests of contract owners having guaranteed benefits, who may be prevented from achieving higher returns due to the Portfolio’s use of risk management techniques.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade (also called “junk bonds”) are subject to greater levels of credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Exchange-Traded Funds Risk — An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange and may trade at either a premium or discount to NAV. Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

Because the Portfolio has less than a full calendar year of investment operations, no performance information is presented for the Portfolio at this time. In the future, performance information will be presented in this section of the Prospectus To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Janus serves as sub-adviser to the Balanced Component portion of the Portfolio. Janus portfolio managers Gibson Smith and Marc Pinto are responsible for the day-to-day management of the Balanced Component’s assets and have managed the Balanced Component since May 2014 AnchorPath serves as sub-adviser to the Risk Management Component. AnchorPath portfolio managers Marshall C. Greenbaum and Joseph L. D’Anna are responsible for the day-to-day management of the Risk Management Component and have managed the Risk Management Component since May 2014.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers

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among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ADDITIONAL PORTFOLIO INFORMATION

Target VIP Portfolio

The following provides additional information about the strategies of the Target VIP Portfolio.

The Dow® Dividend and Repurchase Target (“DART”) 5 Strategy.

The Dow® DART 5 Strategy stocks are determined as follows:

Step 1: First Trust ranks all 30 stocks contained in the DJIASM by the sum of their dividend yield and buyback ratio as of the stock selection date.

Step 2: First Trust then selects the 10 stocks with the highest combined dividend yields and buyback ratios.

Step 3: First Trust ranks the 10 stocks selected in Step 2, based on the one year change in return on assets (from highest to lowest) with the top five being selected.

European Target 20 Strategy.

The European Target 20 Strategy is determined as follows:

Step 1: First Trust ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield as of the business day prior to the stock selection date.

Step 2: First Trust selects the 20 highest dividend-yielding stocks and, for those stocks that are directly listed on a U.S. exchange or represented by ADRs and have sufficient liquidity, includes such directly listed stocks or ADRs in the European Target 20 Strategy. To the extent any of these 20 stocks are not directly listed on a U.S. exchange or represented by ADRs, the percentage that would have been allocated to such stock(s) is allocated on a pro rata basis to the remaining securities in the European Target 20 Strategy.

The Nasdaq® Target 15 Strategy.

The Nasdaq® Target 15 Strategy stocks are determined as follows:

Step 1: First Trust selects stocks which are components of the Nasdaq-100 Index® as of the business day prior to the stock selection date and numerically ranks them by 12-month price appreciation (best [1] to worst [100]).

Step 2: First Trust then numerically ranks the stocks by 6-month price appreciation.

Step 3: The stocks are then numerically ranked by return on assets ratio.

Step 4: First Trust then numerically ranks the stocks by the ratio of cash flow per share to stock price.

Step 5: First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 15 stocks with the lowest sums for The Nasdaq® Target 15 Strategy. In the event of a tie, the stock with the higher 6-month price momentum is selected.

The stocks which comprise The Nasdaq® Target 15 Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than 1% or 25% or more of The Nasdaq® Target 15 Strategy portion of the portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

The S&P Target 24 Strategy.

The S&P Target 24 Strategy selects a portfolio of 24 common stocks from the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) which are based on the following steps:

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Step 1: All of the economic sectors in the S&P 500 Index® are ranked by market capitalization as of the business day prior to the stock selection date and the eight largest sectors are selected.

Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three factors:

Factor 1: Trailing four quarters’ return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.

Factor 2: Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

Factor 3: Bullish interest indicator, which is measured over the trailing 12 months by subtracting the number of shares traded in months in which the stock price declined from the number of shares traded in months in which the stock price rose and dividing the resulting number by the total number of shares traded over the 12-month period. Those stocks with a high bullish interest indicator achieve better rankings.

Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for The S&P Target 24 Strategy. In the event of a tie within a sector, the stock with the higher market capitalization is selected.

Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector’s equivalent weighting among the eight sectors being selected from.

Target Small-Cap Strategy.

The Target Small-Cap Strategy stocks are determined as follows:

Step 1: First Trust selects the stocks of all U.S. corporations which trade on either the New York Stock Exchange, the NYSE Amex or The Nasdaq Stock Market (“Nasdaq”) (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of the business day prior to the stock selection date.

Step 2: First Trust then selects companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

Step 3: First Trust next selects stocks with positive three-year sales growth.

Step 4: From there First Trust selects those stocks whose most recent annual earnings are positive.

Step 5: First Trust eliminates any stock whose price has appreciated by more than 75% in the last 12 months.

Step 6: First Trust selects the 40 stocks with the greatest price appreciation in the last 12 months. The stocks are then weighted based on a relative market capitalization basis.

For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars (the year in which the underlying data was gathered and the model created) which are periodically adjusted for inflation.

Value Line® Target 25 Strategy.

The Value Line® Target 25 Strategy is determined as follows:

Step 1: First Trust starts with the 100 stocks which Value Line® on or about the stock selection date gives their #1 ranking for TimelinessTM (stocks of financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange are not eligible for the Portfolio) and applies the following rankings as of two business days prior to the stock selection date. Value Line® bases its rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum (the general direction of stock prices), and earnings surprise (companies reporting stronger results than expected).

Step 2: First Trust ranks these stocks based on 12-month price appreciation (best [1] to worst [100]).

Step 3: First Trust then numerically ranks the stocks by 6-month price appreciation.

Step 4: First Trust then ranks the stocks by their return on assets.

Step 5: Finally, First Trust ranks the stocks based on their price to cash flow.

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Step 6: First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums for the Value Line Target 25 Strategy. In the event of a tie, the stock with the greatest 6-month price appreciation is selected.

The stocks which comprise the Value Line® Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of the Value Line® Target 25 Strategy portion of the Portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

Licensing.

The S&P 500 Index, the Dow Jones Industrial Average and the Dow Jones U.S. Select Dividend Index are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by First Trust (the “Licensee”). Standard & Poor’s®, S&P 500® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Target VIP Portfolio and the Target Equity/Income Portfolio (collectively, the “Product”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product. S&P Dow Jones Indices’ only relationship to First Trust with respect to the Dow Jones Industrial Average and the Dow Jones U.S. Select Dividend Index is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average and Dow Jones U.S. Select Dividend Index are determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the Product. S&P Dow Jones Indices have no obligation to take the needs of First Trust or the owners of the Product into consideration in determining, composing or calculating the Dow Jones Industrial Average or the Dow Jones U.S. Select Dividend Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Product. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. CME Group Inc., the parent of SPDJI, and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE, DOW JONES U.S. SELECT DIVIDEND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE, THE DOW JONES U.S. SELECT DIVIDEND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

“Value Line Publishing LLC’s (“VLP”) only relationship to First Trust is VLP’s licensing to First Trust of certain VLP trademarks and trade names and the Value Line Timeliness Ranking System (the “System”), which is composed by VLP without regard to First Trust, the Target VIP Portfolio, the Fund or any investor. VLP has no obligation to take the needs of First Trust or any investor in the Target VIP Portfolio or any other portfolios in the Fund, into consideration in composing the System. The Target VIP Portfolio results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLP is not responsible for and has not participated in the determination of the prices and composition of the Target VIP Portfolio or the timing of the issuance for sale of the Target VIP Portfolio or in the calculation of the equations by which the Target VIP Portfolio or any other portfolios in the Fund is to be converted into

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cash. VLP MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLP MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLP DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLP HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE TARGET VIP PORTFOLIO AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE TARGET VIP PORTFOLIO AND/OR THE FUND, AND IN NO EVENT SHALL VLP BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE TARGET VIP PORTFOLIO AND/OR THE FUND.

“VALUE LINE,” “THE VALUE LINE INVESTMENT SURVEY,” AND “TIMELINESS” ARE TRADEMARKS OR REGISTERED TRADEMARKS OF VALUE LINE, INC. AND/OR VALUE LINE PUBLISHING LLC THAT HAVE BEEN LICENSED TO FIRST TRUST. THE TARGET VIP PORTFOLIO IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING LLC, OR VALUE LINE, INC. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

The Target VIP Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ OMX® Group, Inc. (including its affiliates) (NASDAQ OMX®, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Target VIP Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the Target VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Target VIP Portfolio particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to First Trust (Licensee) is in the licensing of the NASDAQ®, OMX®, Nasdaq-100®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ OMX® without regard to Licensee or the Target VIP Portfolio. NASDAQ OMX® has no obligation to take the needs of the Licensee or the record of beneficial shareholders of the Target VIP Portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target VIP Portfolio to be issued or in the determination or calculation of the equation by which the Target VIP Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Target VIP Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, RECORD OF BENEFICIAL SHAREHOLDERS OF THE TARGET VIP PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Ohio National Fund is a sub-licensee under the foregoing licensing agreements.

Investment Objectives

The investment objective of each portfolio may be changed by the Board of Directors in the future without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in a portfolio’s investment objective.

CERTAIN INVESTMENTS AND RELATED RISKS

The kinds of investments described on the following pages can be made by each portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information.

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Defensive Measures

Each portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the portfolio’s policies. When investing for defensive purposes, the portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the portfolio were invested in accordance with its investment objectives and policies. Frequent portfolio turnover may result in lower investment returns based on increased brokerage expenses.

Primary Investments

The Equity Portfolio, Bond Portfolio, International Portfolio, International Small-Mid Company Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, High Income Bond Portfolio, Balanced Portfolio and Bristol Growth Portfolio each normally invests at least 80% of net assets, plus any borrowings for investment purposes, in the type of securities reflected in the name of the Portfolio or otherwise pursuant to a policy adopted by the Portfolio (e.g., equities, bonds, foreign securities, stock of small capitalization companies, equity securities of mid-capitalization companies, lower rated debt obligations; equity securities traded in the United States; and growth stocks). The Balanced Portfolio normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities, although there is no maximum limit on the amount of fixed income securities in which the Portfolio may invest. The Risk Managed Balanced Portfolio normally invests at least 25% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities. These investment policies are non-fundamental and can be changed by the Board of Directors without shareholder approval. However, shareholders will be provided at least 60 days prior notice of any change in any of these specified policies.

High Portfolio Turnover

High portfolio turnover is generally defined as more than 100% turnover of a portfolio’s securities in a given year. Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential. Conversely, high portfolio turnover may frequently occur following a change of portfolio managers or a change in the portfolio’s investment strategy. In such cases, the high portfolio rate may only be temporary. Other portfolios may be managed in such a manner that high portfolio turnover rates will be expected every year.

The Omni Portfolio, Bristol Portfolio, Bryton Growth Portfolio, and Bristol Growth Portfolio all have experienced portfolio turnover of 100% or greater.

Smaller Capitalization Companies

Small capitalization companies are variously defined to include all those publicly traded companies with a market capitalization of less than $2.5 billion, or having a market capitalization no greater than that of the 1,000 largest publicly traded U.S. companies. As to the International Small-Mid Company Portfolio, small and mid-cap companies are defined as any company with a market capitalization within the total market capitalization of stocks included in the portfolio’s benchmark index, the S&P Developed Ex-U.S. Small Cap Growth Index. As to the Small Cap Growth Portfolio, small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Growth Index. As to the Capital Growth Portfolio, small-cap companies are those that, at time of purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period. (Market capitalization is the number of shares outstanding for a company multiplied times the price per share.) These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller companies are often selected for investment in a portfolio because the Adviser or subadviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for

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a portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.

All of the portfolios except the Money Market Portfolio can invest in smaller companies. The International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, Capital Growth Portfolio, Bryton Growth Portfolio and Balanced Portfolio may concentrate their investments in these securities.

Foreign Investments

Foreign securities are securities of issuers based outside the United States. These include issuers:

• that are organized under the laws of, or have a principal office in, another country; or

• that have the principal trading market for their securities in another country; or

• that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

• changes in currency rates;

• currency exchange control regulations;

•  seizure or nationalization of companies or their assets;

• political or economic instability;

•  unforeseen taxes, duties or tariffs;

• difficulty in obtaining or interpreting financial information under foreign accounting standards;

•  trading in markets that are less efficient than in the U.S.;

• lack of information regarding securities issuers;

• imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);

•  reversion to closed markets or controlled economies;

•  national economies based on a few industries or dependent on revenue from certain commodities;

•  local economies and/or markets vulnerable to global conditions;

•  volatile inflation rates and debt burdens; and

• less regulatory protection.

These factors may prevent a portfolio or its adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines. These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union could negatively affect the value of a portfolio’s shares.

In selecting foreign investments, the Adviser and subadvisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a portfolio’s shareholders cannot redeem shares.

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a portfolio to make intended securities purchases or sales due to settlement problems could cause the portfolio to miss attractive investment opportunities or to incur losses.

All of the portfolios can invest in foreign securities, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States. The International Portfolio and International Small-Mid Company Portfolio may be invested entirely in foreign securities.

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Convertible Securities

Convertible securities can be exchanged for or converted into common stock, the cash value of common stock or some other equity security. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer’s common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called “investment value.” The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

All of the portfolios other than the Money Market Portfolio can purchase convertible securities without regard to their rating. The Balanced Portfolio may concentrate its investments in convertible securities.

Use of Options and Futures

Each portfolio (other than the Money Market Portfolio) may buy and sell (write) various kinds of put and call options, financial futures contracts, index futures contracts, forward foreign contracts, foreign currency options and foreign currency futures contracts. Options and futures may be used for both hedging and investment purposes, although it is anticipated that a portfolio primarily will use them to attempt to protect against possible changes in the market value of securities held in or to be purchased for the portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to manage the effective maturity or duration of a portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. The ability of a portfolio to utilize these transactions successfully will depend on the Adviser’s or subadviser’s ability to predict pertinent market movements, which cannot be assured.

Options and futures transactions have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or subadviser’s view as to certain market movements is incorrect, the risk that the use of the transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a portfolio can realize on its investments or cause a portfolio to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of options and futures transactions would reduce net asset value, and possibly income, and such losses can be greater than if the transactions had not been utilized.

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Options

Each portfolio (other than the Money Market Portfolio) may purchase and sell (write) put and call options, including options on securities indices. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. Call options on securities sold (written) by a portfolio will be covered or secured, which means that the portfolio will own the underlying securities or, to the extent it does not own the securities, will maintain a segregated account with its custodian consisting of cash or high quality liquid assets equal to the market value of the option, marked to market daily. If a portfolio owns the underlying securities, it profits from the premium paid by the buyer, but gives up the opportunity to profit from the increase in the value of the underlying securities during the option period and may be required to hold the securities which it otherwise might have sold. If a portfolio needs to purchase securities for delivery upon exercise of the option, its potential losses may be unlimited, particularly in a sharply rising market.

When a portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a portfolio deposits cash or high quality liquid assets in a segregated account at its custodian equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. If the price of the underlying security declines and the option is exercised, the portfolio may realize a loss, which can be substantial.

A portfolio also may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. A call option sold by a portfolio on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a portfolio requires the portfolio to segregate cash or liquid assets equal to the exercise price.

Rather than delivering or buying securities upon exercise of an option, a portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. Whenever a portfolio enters into a closing transaction for an option it has sold (written), the portfolio will realize a gain (or loss) if the premium plus commission it pays for the offsetting option is less (or greater) than the premium it received on the sale of the original option. Conversely, for an option a portfolio has purchased, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

Futures and Options on Futures

Each portfolio (other than the Money Market Portfolio) may purchase and sell (write) futures and options on futures, including put and call options on futures contracts (short sales of options on futures contracts are treated as writing options on futures contracts for these purposes). Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contracts creates a firm obligation by a portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a portfolio, to protect against possible changes in interest rates, or to generate income or gain for a portfolio. To cover a futures contract, a portfolio will maintain a segregated account with its custodian consisting of cash or high quality liquid assets equal to the purchase price of the contract, marked to market daily.

The use of futures transactions, including options on futures contracts, entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses, if

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at all. Losses resulting from the use of futures and options on futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.

Foreign Currency Transactions

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio, Risk Managed Balanced Portfolio and High Income Bond Portfolio may engage in such transactions to implement their investment strategies. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract’s delivery date arrives, the portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver. Conversely, the portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

Swaps

The Risk Managed Balanced Portfolio may enter into swap agreements. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return.

Lower-Rated Debt Securities

Each portfolio (other than the Money Market Portfolio) may purchase debt securities, including lower-rated debt securities, sometimes referred to as “junk bonds.” These are rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s. As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional

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Information. Only the High Income Bond Portfolio invests more than 35% of its assets in junk bonds. The Bond Portfolio, Capital Appreciation Portfolio, and Aggressive Growth Portfolio may invest more than 10% of their assets in these securities. The remaining portfolios, to the extent consistent with their investment strategy, may invest up to 10% of their assets in these securities.

When bonds have lower ratings it is more likely that adverse changes in the issuer’s financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer’s ability to pay the bond’s interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond’s values more volatile and it could limit the portfolio’s ability to sell its securities at prices approximating the values that portfolio had placed on such securities. If there is no liquid trading market for its securities, a portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security’s market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a portfolio’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a portfolio’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the portfolio’s net asset value. A portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or subadviser will monitor the investment to determine if continuing to hold the security will meet the portfolio’s investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a “leveraged buy-out” transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer’s financial condition it may be harder for a portfolio to sell lower-rated securities or the portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a portfolio’s net asset value. In order to enforce its rights in the event of a default, a portfolio may have to take possession of and manage assets securing the issuer’s obligations on such securities. This might increase the portfolio’s operating expenses and adversely affect the portfolio’s net asset value. A portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for lower-rated securities. This may make it more difficult for a portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A portfolio may hold securities that give the issuer the option to “call,” or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P Lower Bond Ratings

Debt rated “BB,” “B,” “CC,” and “C,” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

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B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C

The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “BB” to “CCC” may be modified by adding a plus (3) or minus (3) to show relative standing within the major rating categories.

Special Situations

Portfolios may invest in special situations. These arise when the portfolio manager believes the securities of a particular issuer are likely to appreciate in value because of a development that will give the issuer an advantage over its competitors. Developments creating a special situation might include a new product or new process, a technological breakthrough, a management change or other extraordinary corporate event, or difference in market supply of and demand for the security. The portfolio’s performance could suffer if the anticipated development in a special situation investment does not occur or if it does not attract the expected attention of later investors.

Short Sales

The Aggressive Growth Portfolio, High Income Bond Portfolio, Risk Managed Balanced Portfolio and Mid Cap Opportunity Portfolio may engage in short sales. In these transactions, the portfolio sells a security it does not own because the subadviser expects the market value of that security to decline. To complete such a transaction, the portfolio must sell a security it does not own and borrow the security in order to make delivery to the buyer. The portfolio then has to replace the borrowed security by purchasing it at the current market price. The price may then be more or less than the price at which the portfolio sold the security. Until the security is replaced, the portfolio has to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. The portfolio also may have to pay a premium to borrow the security. This increases the cost of the security sold. The broker keeps the proceeds of the short sale to the extent necessary to meet margin requirements until the portfolio closes its short position.

The frequency of short sales that the portfolios engage in varies under different market conditions. No securities will be sold short if, after effect is given to that short sale, the total market value of all securities sold short would exceed 25% of the value of a portfolio’s net assets. This is a nonfundamental operating policy and it may be changed without shareholder approval.

A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. Conversely, a portfolio will realize a gain if the security declines in price between those dates. There is no assurance that securities will decline in value during the period of the short sale and make a profit for a fund. This result is the opposite of what you would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a portfolio may have to pay in a short sale. A fund may also have difficulties replacing borrowed securities if a liquid market for the securities does not exist. Borrowed securities also may be recalled at any time. The lender from where a fund has borrowed money may go bankrupt and a fund may lose any collateral it has deposited with

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the lender. A fund may adhere to controls and limits that are intended to seek to offset the risk by short-selling only securities believed to be liquid and by limiting the amount of exposure to short sales.

Real Estate Securities

Each Portfolio (other than the Money Market Portfolio) may invest in real estate investments. The High Income Bond Portfolio may have significant amounts of real estate investments at times. The real estate investments are limited to securities secured by real estate or interests therein and securities issued by companies that invest in real estate or interests therein. These investments may have risks associated with direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.

Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate, or real estate related loans or interests. REITs may lease, operate and finance commercial real estate. REITs are often not diversified. They are subject to the risk of financing projects. They may also be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REIT’s often depend upon the skills of property managers.

REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. A REIT is not taxed on income distributed to owners if the REIT complies with Internal Revenue Code requirements.

REITs may subject a portfolio to certain risks associated with the direct ownership of real estate. These risks include:

• possible declines in the value of real estate;

• possible lack of availability of mortgage funds;

• extended vacancies of properties;

•  risks related to general and local economic conditions;

•   overbuilding;

• increases in competition, property taxes and operating expenses;

• changes in zoning laws;

• costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

• casualty or condemnation losses;

• uninsured damages from floods, earthquakes or other natural disasters;

•  limitations on and variations in rents; and

• changes in interest rates.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended or changes in interest rates.

REITS generally are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements may limit a REIT’s ability to respond to changes in the commercial real estate market.

OTHER INVESTMENT RISKS

Each portfolio may engage in the following types of investments, except as otherwise indicated. To that extent, they will incur the risks described below.

Repurchase Agreements

Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate.

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The rate is effective for the period of time the portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or subadviser to present minimal credit risks in accordance with criteria established by the Fund’s Board of Directors. The Adviser and subadvisers review and monitor the creditworthiness of sellers under the Board’s general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian.

If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the portfolio might have a delay in obtaining its collateral. The portfolio would then have a loss if the collateral declines in value.

All of the portfolios may invest in repurchase agreements. The period of these repurchase agreements is usually short, from overnight to one week. At no time will a portfolio invest in repurchase agreements for more than one year. These transactions enable a portfolio to earn a return on temporarily available cash.

Warrants

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less than a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. This increases the market risks of warrants as compared to the underlying security. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

All of the portfolios other than the Money Market Portfolio can purchase warrants.

Restricted and Illiquid Securities

Restricted securities are subject to restrictions on resale under federal securities law. The Money Market Portfolio may invest up to 5% of its assets in illiquid securities. Each of the Bond Portfolio and Omni Portfolio may invest up to 10% of its assets in illiquid securities. Each of the other portfolios may invest up to 15% in illiquid securities. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

•  the frequency of trades and quotes for the security;

• the number of dealers willing to purchase or sell the security, and the number of other potential buyers;

• dealer undertakings to make a market in the security; and

• the nature of the security and the nature of the marketplace trades.

Zero-Coupon and Pay-in-kind Debt Securities

Zero-coupon securities (or “step-ups”) in which a portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.

All of the portfolios other than the Money Market Portfolio can invest in these securities.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a portfolio sells a debt security to a bank or broker-dealer. The portfolio agrees to repurchase it at a mutually agreed upon time and price. The portfolio retains record ownership of the security and the right

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to receive its interest and principal payments on the security. At the agreed upon future date, the portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio. The portfolios must abide by their investment restrictions for borrowing money.

All of the portfolios other than the Money Market Portfolio may invest in reverse repurchase agreements. Only the International Portfolio, International Small-Mid Company Portfolio, Capital Appreciation Portfolio, Aggressive Growth Portfolio, High Income Bond Portfolio and Strategic Value Portfolio may invest more than 10% of their assets in reverse repurchase agreements.

Leveraging (Borrowing for Investment Purposes)

Each portfolio may borrow for investment purposes. The Investment Company Act of 1940, as amended, requires these portfolios to maintain continuous asset coverage equal to three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the portfolio to sell securities then.

Borrowing may increase a portfolio’s net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio’s securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a portfolio will have to pay, that portfolio’s net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending

A portfolio (other than the Money Market Portfolio) may increase its total return by lending its securities. It may do this if:

• the loan is secured by collateral consisting of U.S. government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned;

• the portfolio may at any time call the loan and regain the securities loaned;

• the portfolio will receive any interest or dividend paid on the loaned securities; and

• the aggregate market value of any securities loaned never exceeds one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio.

The risks in lending portfolio securities include the possible delay in recovering the securities or possible loss of rights in the collateral if the borrower fails financially. Before a portfolio enters into a loan, the Adviser or subadviser considers all relevant facts and circumstances. These include the creditworthiness of the borrower. Voting rights on the loaned securities pass to the borrower. However, the portfolio retains the right to call the loans at any time on reasonable notice. The portfolio will do so if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

Initial Public Offerings

The Aggressive Growth Portfolio, Small Cap Growth Portfolio, International Portfolio, International Small-Mid Company Portfolio, Mid Cap Opportunity Portfolio and Capital Growth Portfolio may invest more than 5% of their assets in initial public offerings (“IPOs”) at times. The historical performance of these portfolios has been affected by their investments in IPOs. The remaining portfolios may invest no more than 5% of their assets in IPOs. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in which a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio’s asset base. There is no assurance that a portfolio’s investments in IPOs, if any, will have a positive effect on performance.

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Mixed and Shared Funding

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Ohio National Life, National Security and the Fund do not currently foresee any such disadvantage. The Board of Directors will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:

• changes in state insurance law;

• changes in federal income tax law;

• changes in the investment management of any portfolio; or

• differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. Ohio National Life’s and National Security’s separate accounts are the sole Fund shareholders. Ohio National Life and National Security will vote the Fund shares attributable to your contracts as you direct.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLI”). The Adviser uses ONLI’s investment personnel and administrative systems. That is to say the personnel of the Adviser are employees of ONLI who provide investment services to the Adviser. The Adviser has no employees of its own. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLI.

ONLI provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLI, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

A discussion regarding the basis for the Board of Directors approving the advisory agreement will be made available in the Fund’s Annual Report (Semi-Annual Report for the Risk Managed Balanced Portfolio). Details of the approval are discussed in the Annual Report (or Semi-Annual Report) following the approval.

Investment Advisory Fees

As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at annual rates on the basis of each portfolio’s average daily net assets during the month for which the fees are paid.

In 2013, the Fund paid the Adviser at the following effective annualized rates on the average daily net assets:

Equity Portfolio	0.79%	S&P 500® Index Portfolio	0.37%
Money Market Portfolio*	0.27%	High Income Bond Portfolio	0.67%
Bond Portfolio	0.57%	Strategic Value Portfolio	0.72%
Omni Portfolio	0.60%	Nasdaq-100® Index Portfolio	0.40%
International Portfolio**	0.57%	Bristol Portfolio	0.74%
International Small-Mid Company Portfolio	1.00%	Bryton Growth Portfolio	0.81%
Capital Appreciation Portfolio	0.79%	Balanced Portfolio	0.65%
Aggressive Growth Portfolio	0.80%	Target VIP Portfolio	0.60%
Small Cap Growth Portfolio	0.89%	Bristol Growth Portfolio	0.78%

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Mid Cap Opportunity Portfolio	0.85%	Capital Growth Portfolio	0.90%

* The Adviser is waiving its fees for the Money Market Portfolio in excess of 0.25% of the first $100 million of average daily net assets. Without the fee waiver, the effective annualized rate would have been 0.27% of average daily net assets.

**Effective June 1, 2013, the Adviser agreed to waive advisory fees for the International Portfolio equal to an annualized rate of 0.44% of the first $200 million of average daily net assets, and 0.39% of the average daily net assets thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver will continue for a yet undetermined amount of time. Without the fee waiver, the effective annualized rate would have been 0.83% of average daily net assets.

The Adviser is paid at the following effective annualized rates on the average daily net assets of the Risk Managed Balanced Portfolio:

0.90% of first $500 million

0.75% over $500 million.

Management of Portfolios

The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the Fund’s shares.

The Adviser’s president is Christopher Carlson. He is Vice Chairman and Chief Investment Officer of Ohio National Life. He oversees the management of the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio and the fixed-income component of the Omni Portfolio. Mr. Carlson has a bachelor’s degree in psychology from the University of Richmond and a master of business administration degree in finance from the University of Cincinnati. He has been an investment officer of Ohio National Life since 1993 and Chief Investment Officer since 2004. For twelve years before that he was involved in developing commercial real estate.

The portfolio manager of the Bond Portfolio and the fixed-income component of the Omni Portfolio is Philip Byrde. Philip Byrde has been Vice President, Fixed Income Securities, for Ohio National Life since 2004. Mr. Byrde has earned the chartered financial analyst and certified public accountant designations. He has a bachelor of science degree in accounting and a master of business administration degree, both from Indiana University.

The portfolio manager for the Money Market Portfolio, S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio is William Hilbert. He joined the Adviser in 1996 as an investment accountant. From 1997 to 2000 he was the compliance officer and assistant treasurer of the Adviser. He began managing the Money Market Portfolio in 2000 and the S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio in 2001. Mr. Hilbert has a bachelor of business administration degree with a concentration in finance from Xavier University and a master of business administration degree from the University of Cincinnati.

The Adviser uses other investment adviser firms as subadvisers to direct the investments of certain portfolios. The subadvisers are:

ClearBridge, LLC (“ClearBridge”) has managed the Equity Portfolio since August 1999. ClearBridge is located at 100 International Drive, Baltimore, Maryland 21202. It was founded in 1982 to manage equity mutual funds. ClearBridge is wholly owned by Legg Mason, Inc. Before August 1999, the Equity Portfolio was managed by the Adviser.

The portfolio manager of the Equity Portfolio is Sam Peters. Mr. Peters is a Managing Director and Portfolio Manager for ClearBridge. He is a chartered financial analyst with an economics degree from College of William and Mary and an M.B.A. from the University of Chicago. Mr. Peters has been the sole portfolio manager of the ClearBridge Value Trust, Inc. since 2012.

Federated Global Investment Management Corp. (“Federated Global”) has managed the International Portfolio and International Small-Mid Company Portfolio since January 1999. Federated Global is located at 450 Lexington Avenue, Suite 3700, New York, New York 10017. It is an indirect subsidiary of Federated Investors, Inc. Federated Global was formed in 1995 to manage mutual funds and other pooled investment accounts consisting primarily of foreign securities. It also currently manages a variety of separately managed accounts and accounts for other clients. Federated Global manages the Portfolios’ assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Global, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Global. The fee for these services is paid by Federated Global and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Before 1999, Societe Generale Asset Management Corp. managed the International Portfolio and International Small-Mid Company Portfolio. The International

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Small-Mid Company Portfolio then had different investment objectives and its name was the Global Contrarian portfolio. Together with other Federated affiliates, Federated Global manages the Federated group of mutual funds.

Audrey H. Kaplan has been a portfolio manager of the International Portfolio since January 2009. Ms. Kaplan has managed Federated InterContinental Fund since August 2007. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President of Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Hedge Fund Consultant at BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd. from February 1998 to December 1999. Ms. Kaplan has 25 years of experience in portfolio strategy, investment research and quantitative analysis. Ms. Kaplan earned her B.S. in Computer and Systems Engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.

Geoffrey C. Pazzanese has been a portfolio manager of the International Portfolio since January 2009. Mr. Pazzanese has managed Federated InterContinental Fund since August 2007. Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC where he served as a Quantitative Analyst and Senior Quantitative Analyst for several portfolios including the Rochdale Investment Trust Atlas Portfolio from February 2001 to August 2007. He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007. Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001 and Area Sales Manager for AXIS SpA from April 1992 to July 1998. Mr. Pazzanese has 14 years of experience in International Investment Management and research plus seven years of global industrial experience. Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master’s degree in International Management from Thunderbird School of Global Management.

The portfolio manager of the International Small-Mid Company Portfolio is Leonardo A. Vila. Mr. Vila is Senior Vice President and Senior Portfolio Manager and has been with Federated Global since 1995. He held earlier positions as a systems analyst for Kemper Group, a senior programming analyst for Manufacturers Hanover Trust, an associate of J.P. Morgan & Co., and an equity research manager for the American Stock Exchange. Mr. Vila has a bachelor of science degree from Arizona State University and a Master of Business Administration degree emphasizing quantitative research from St. John’s University.

Jennison Associates LLC (“Jennison”) has managed the Capital Appreciation Portfolio since January 2000. Jennison is located at 466 Lexington Avenue, New York, New York 10017. It is an investment adviser that has managed large pools of assets for tax-free institutions since 1969. Its ultimate owner is Prudential Financial, Inc. Before 2000, T. Rowe Price Associates, Inc. managed the Capital Appreciation Portfolio.

The portfolio managers of the Capital Appreciation Portfolio are Brian M. Gillott and Mark G. DeFranco. Both the portfolio managers jointly make investment decisions for the portfolio. Brian Gillott is a Managing Director of Jennison. Mr. Gillott joined Jennison in 1998 and has over 19 years of experience in the investment industry. As a member of Jennison Associates’ Opportunistic Equity team, Mr. Gillott co-manages over $3 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. Mr. Gillott joined Jennison from Soros Fund Management, where he was an equity analyst following a variety of industries for the company’s global hedge fund, seeking both long and short opportunities. Prior to Soros Fund, he was an analyst at Goldman Sachs & Co. in the private client asset management group. He received a B.S. with honors from Penn State University. During his four years at Penn State, he worked at Trinity Investment Management as a financial analyst. Barron’s Magazine named Mr. Gillott as one of the top 100 mutual fund managers 2005, 2006, 2007 and 2008.

Mark DeFranco is a Managing Director of Jennison. Mr. DeFranco joined Jennison Associates in 1998 and has over 27 years of experience in the investment industry. As a member of Jennison Associates’ Opportunistic Equity team, Mr. DeFranco co-manages over $3 billion in assets. In addition to his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. Before joining Jennison, Mr. DeFranco was a precious metals equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Prior to Pomboy Capital, Mr. DeFranco spent six years as a research analyst at Comstock Partners, responsible for following value equity securities as well as fixed income investments. He was also a member of the equity research sales division of Salomon Brothers from 1987 to 1989. Mr. DeFranco graduated with an M.B.A. in finance from Columbia University and received a B.A. in economics from Bates College. Barron’s Magazine named Mr. DeFranco as one of the top 100 mutual fund managers in 2005, 2006, 2007 and 2008.

Janus Capital Management LLC (“Janus”) has managed the Aggressive Growth Portfolio since January 2000, the Small Cap Growth Portfolio since November 2005 and the Risk Managed Balanced Portfolio since May 2014. Janus is located at 151

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Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. JCGI had approximately $173.9 billion in assets under management as of December 31, 2013.

The Portfolio Manager of the Aggressive Growth Portfolio is Doug Rao. Mr. Rao has been the Portfolio Manager of the Aggressive Growth Portfolio since June 2013. Mr. Rao is also Portfolio Manager of other Janus accounts, including the Janus Forty Fund. Mr. Rao has 17 years of investing experience. He was employed for seven years by Marsico Capital Management as partner and portfolio manager of the Marsico Flexible Capital Fund and co-portfolio manager of both the Marsico Focus Fund and Marsico Growth Fund. Prior to Marsico, Mr. Rao was a senior equity analyst at TCW. Most recently, Mr. Rao was a partner and equity portfolio manager at Chautauqua Capital Management. He received a bachelor’s degree from the University of Virginia and an M.B.A. from the University of California, Los Angeles.

Jonathan D. Coleman, CFA, has been a Co-Portfolio Manager of the Small Cap Growth Portfolio since May 2013. Mr. Coleman is the Head of Growth and Equity at Janus, and also Portfolio Manager of other Janus accounts and previously co-managed Janus Venture Fund. He joined Janus in 1994 as a research analyst. Mr. Coleman holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

Maneesh Modi has been a Co-Portfolio Manager of the Small Cap Growth Portfolio since May 2013. Mr. Modi is Co-Portfolio Manager of other Janus accounts, including Janus Venture Fund. He joined Janus in 2008 as an equity research analyst. Mr. Modi holds a Bachelor of Science degree in Economics from Duke University, where he graduated cum laude, and a Master of Business Administration degree from Harvard Business School.

Gibson Smith has been a Co-Portfolio Manager of the Balanced Component of the Risk Managed Balanced Portfolio since May 2014. He is Chief Investment Officer Fixed Income and Portfolio Manager of Janus. He joined Janus in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

Marc Pinto has been a Co-Portfolio Manager of the Balanced Component of the Risk Managed Balanced Portfolio since May 2014. He is a Vice President and Portfolio Manager of Janus. Mr. Pinto joined Janus in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He is also a CFA® charterholder.

AnchorPath Financial, LLC (“AnchorPath”) has managed the Risk Management Component of the Risk Managed Balanced Portfolio since May 2014. AnchorPath is located at 1266 East Main Street, Suite 700R, Stamford, CT 06902. AnchorPath is a privately held firm that has served as investment adviser to separately managed accounts for clients since 2010.

Marshall C. Greenbaum, Managing Principal and Portfolio Manager of AnchorPath, has been a Co-Portfolio Manager of the Risk Management Component of the Risk Managed Balanced Portfolio since May 2014. Prior to founding AnchorPath, he was a Managing Director of Swiss Re Capital Markets in the equity derivatives group, a role he also held at Société Générale Corporate & Investment Banking. He received a bachelor of science degree in mathematics and economics from SUNY Binghamton. He holds the Chartered Financial Analyst (CFA) and Associate of the Society of Actuaries (ASA) designations.

Joseph L. D’Anna, Principal and Portfolio Manager of AnchorPath, has been a Co-Portfolio Manager of the Risk Management Component of the Risk Managed Balanced Portfolio since May 2014. He joined AnchorPath from Goldman, Sachs & Co., where he was Managing Director of Fixed Income, Currency, and Commodity Derivative Strategies in the investment banking division. Mr. D’Anna earned a bachelor of science degree in mathematics and physics from the University of Redlands and a Ph.D. in theoretical physics from the University of California, Santa Barbara. He is also a CFA charterholder.

Goldman Sachs Asset Management, L.P. (“GSAM”) has managed the Mid Cap Opportunity Portfolio since December 2009. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2013, GSAM, including its investment advisory affiliates, had assets under management of over $807.6 billion. Founded in 1869, Goldman Sachs is a leading global investment banking, securities and investment management firm.

Steven M. Barry has been a Senior Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Barry is a Managing Director; Chief Investment Officer, Fundamental Equity; and Co-Chief Investment Officer, Growth Equity, of GSAM. Mr. Barry joined GSAM as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

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Jeffrey Rabinowitz, CFA, has been a Portfolio Manager of the Mid Cap Opportunity Portfolio since November 2011. Mr. Rabinowitz is a senior portfolio manager for GSAM’ Growth Team. Mr. Rabinowitz joined GSAM in May 1999. Prior to joining GSAM, he was a senior software engineer at Motorola, responsible for product development of digital wireless phones.

Craig Glassner, MD, CFA has been a Portfolio Manager of the Mid Cap Opportunity Portfolio since 2013. Mr. Glassner is a portfolio manager, focused on our Small/Mid and Mid Cap Growth strategies, in addition to his healthcare sector portfolio manager responsibilities. As a part of his healthcare research responsibilities, he has primary coverage of the biotechnology and pharmaceutical industries. Prior to joining GSAM in November 2005, Mr. Glassner was a vice president and research analyst at Bear Stearns where he was a member of the #1 ranked Institutional Investor team covering large and mid cap biotechnology companies. Mr. Glassner received a BS in Biochemistry from the University of Rochester in 1990, Doctor of Medicine from the University of Chicago in 1995, and an MBA from the University Of Rochester Graduate School Of Business in 1999. In addition to completing his residency at Strong Memorial Hospital at the University of Rochester, Mr. Glassner was also a practicing physician for Allina and Aspen Medical Groups where he specialized in Internal Medicine.

Federated Investment Management Company (“Federated Investment”) has managed the High Income Bond Portfolio since January 2004. Prior to that, the portfolio’s subadviser was Federated Investment Counseling, an affiliate of Federated Investment. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Investment has been an investment adviser since 2003. It is an indirect subsidiary of Federated Investors, Inc. Federated Investment manages the Portfolio’s assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The portfolio manager of the High Income Bond Portfolio is Mark Durbiano. Mark Durbiano is a senior vice president of Federated Investment. He has also been a senior vice president of Federated Investment Counseling since 1996 and he was a vice president for 8 years before that. He has been with Federated Investment and its affiliates since 1982. He is a chartered financial analyst. He has a bachelor’s degree in economics from Dickinson College and a master of business administration in finance from the University of Pittsburgh.

Federated Equity Management Company of Pennsylvania (“Federated Equity”) has managed the Strategic Value Portfolio since January 2004. Prior to that the portfolio’s subadviser was Federated Investment Counseling an affiliate of Federated Equity. Federated Equity is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Equity has been an investment adviser since 2003. It is an indirect subsidiary of Federated Investors, Inc. Together with other Federated affiliates, Federated Equity manages the Federated group of mutual funds. Federated Equity manages the Portfolio’s assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Equity, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by Federated Equity and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

Walter C. Bean, Chartered Financial Analyst, has been the Portfolio Manager of the Strategic Value Portfolio since January 2008. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Strategic Value Team of Federated Equity. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelor’s Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University.

The other Senior Portfolio Manager of the Strategic Value Portfolio is Daniel Peris. Daniel Peris, Chartered Financial Analyst, has been a Senior Portfolio Manager of the portfolio since January 2008. Mr. Peris is a Vice President and Senior Portfolio Manager of Federated Equity. Mr. Peris joined Federated in August 2002. His previous associations include: Director of Small Cap Research at Argus Research Corp. and Director of Equity Research at Absolut Invest, Moscow. Mr. Peris earned his B.A. from Williams College, his M. Phil. from Oxford University and his Ph.D. from the University of Illinois.

Suffolk Capital Management, LLC (“Suffolk”) has managed the Bristol Portfolio and Bryton Growth Portfolio since their inception in May 2002, it has managed the equity component of the Omni Portfolio since May 2002 and has managed the Bristol Growth Portfolio since May 2007. Suffolk is located at 810 Seventh Ave, Suite 3600, New York, New York 10019. It is an investment adviser that has managed equity assets for institutional investors and tax-exempt clients such as pension funds, public funds and labor unions since 1991. ONLI’s parent, Ohio National Financial Services, Inc., owns 83% of the voting securities of Suffolk.

The portfolio manager of the Bristol Portfolio and the equity component of the Omni Portfolio is Donald Gilbert. Mr. Gilbert is also a portfolio manager of the Bristol Growth Portfolio. He co-founded Suffolk in 1991 and is its president and

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head of equity investments. Prior to 1991, Mr. Gilbert was director of equity investments at Home Insurance Company. Before that, he had been managing director and director of equity research of Marinvest (a subsidiary of Marine Midland Bank) and had been a consultant at Booze, Allen & Hamilton.

Mr. Gilbert has a bachelor of science degree in electrical engineering from the University of Pennsylvania and a master of business administration degree from the Wharton School of the University of Pennsylvania.

The other portfolio manager of the Bristol Growth Portfolio and the portfolio manager of the Bryton Growth Portfolio is Christopher Liong. He joined Suffolk in May, 1996 as a Research Analyst covering the technology and telecom sectors. Mr. Liong became the firm’s first Director of Research in 1999. Two years later, he began to assist Mr. Gilbert in managing the Mid/Large Cap Core Equity Fund. In 2002, he began the firm’s Large Cap Growth Fund. In 2012, he began managing the Bryton Growth Portfolio. Mr. Liong has a BS degree in engineering from Cornell University.

Eagle Asset Management, Inc. (“Eagle”) has managed the Capital Growth Portfolio since September 2003. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.

The portfolio manager of the Capital Growth Portfolio is Bert Boksen. He is managing director and portfolio manager at Eagle and has been responsible for portfolio management of small cap growth equity accounts since joining Eagle in 1995. For 16 years before that, he was employed by Raymond James & Associates, Inc. in its institutional research and sales department where he was co-head of research, chief investment officer and chairman of the focus list committee. Mr. Boksen is a chartered financial analyst. He has a bachelor of arts degree from City College of New York and a master of business administration degree from St. John’s University.

Eric Mintz, CFA, has been Portfolio Co-Manager of the Capital Growth Portfolio since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the fund. Mr Mintz does not have individual discretion over the assets of the fund. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

ICON Advisers, Inc. (“ICON”) has managed the Balanced Portfolio since its inception in May 2004. ICON is located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. Prior to 2004, ICON was called Meridian Investment Management Company (“Meridian”). ICON and its predecessor company have operated as investment advisers since 1986. ICON also serves as investment adviser or sub-adviser to a number of other mutual funds, investment advisers, pension and profit sharing plans, public retirement systems and private accounts.

The Balanced Portfolio is co-managed by Donovan “Jerry” Paul and Zach Jonson. Mr. Paul joined ICON in July 2013 as a Portfolio Manager. Mr. Paul is a Vice President of ICON. Before joining ICON he was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994-2001), founder and managing partner of Quixote Capital Management, LLC, (2002-2009), partner of Essential Investment Partners, LLC, (2009-2011), and Senior Vice President of Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern Iowa and BBA from the University of Iowa.

Mr. Jonson is a member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 in Commissions and in 2004 became a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and became a Portfolio Manager in 2007. Mr. Jonson received a B.A. in Economics from the University of Colorado and an MBA from the University of Denver. Mr. Jonson is also a CFA Level 2 Candidate.

First Trust Advisors L.P. (“First Trust”) has managed the Target VIP Portfolio since its inception in 2005. First Trust is located at 120 E. Liberty Drive in Wheaton, Illinois 60187.

The Investment Committee of First Trust is responsible for the day-to-day management of the portfolios’ assets. The four current members of the Investment Committee are Daniel J. Lindquist, David G. McGarel, Jon C. Erickson and Roger F. Testin. Mr. Lindquist is a Managing Director of First Trust and First Trust Portfolios L.P. Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and First Trust Portfolios L.P. Mr. McGarel has been with First Trust since 1997 and is the Chief Investment Officer and a Managing Director of First Trust and First Trust Portfolios L.P. Mr. Testin has been with First Trust since August 2001 and is a Senior Vice President of First Trust and First Trust Portfolios L.P. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust’s general investment philosophy. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. As the head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds’ portfolios. The Fund’s SAI provides information about the Investment Committee members’ compensation, other accounts managed by them and their ownership of Fund shares.

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Sub-advisory Fees

As compensation for sub-advisory services, the Adviser pays fees to the sub-advisers. These fees are paid from the Adviser’s assets and do not affect any portfolio’s expenses. The sub-advisory fees are calculated as a percentage of the portfolio assets managed by the sub-advisers. In 2013, the Adviser paid the sub-advisers at the following effective annualized rates on the average daily net assets:

Equity Portfolio	0.40%	High Income Bond Portfolio	0.29%
Omni Portfolio	0.30%	Strategic Value Portfolio	0.30%
International Portfolio*	0.17%	Bristol Portfolio	0.42%
International Small-Mid Company Portfolio	0.75%	Bryton Growth Portfolio	0.48%
Capital Appreciation Portfolio	0.37%	Balanced Portfolio	0.40%
Aggressive Growth Portfolio	0.55%	Target VIP Portfolio	0.35%
Small Cap Growth Portfolio	0.60%	Bristol Growth Portfolio	0.44%
Mid Cap Opportunity Portfolio	0.60%	Capital Growth Portfolio	0.59%

* Effective June 1, 2013, Federated Global agreed to waive sub-advisory fees, with respect to the International Portfolio, at an annualized rate of 0.40% of the first $200 million of average daily net assets, and 0.35% of the average daily net assets thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver will continue for a yet undetermined amount of time. Without the fee waiver, the effective annualized rate would have been 0.40% of average daily net assets.

The sub-advisers for the Risk Managed Balanced Portfolio are paid at the following effective annualized rates on the average daily net assets:

Janus 0.35% of first $500 million 0.25% over $500 million	AnchorPath 0.20% of first $500 million 0.15% over $500 million

SELECTION OF SUB-ADVISERS

The Adviser selects sub-advisers for portfolios, subject to the approval of the Fund’s Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser. All sub-advisory agreements entered into before May 1, 2002 were also approved by the shareholders of the affected portfolios.

A discussion regarding the basis for the Board of Directors approving the sub-advisory agreements is available in the Fund’s Annual Report (Semi-Annual Report for the Risk Managed Balanced Portfolio). Details of the approval are discussed in the Annual Report (or Semi-Annual Report) following the approval.

The Securities and Exchange Commission has issued an order to the Fund and Adviser permitting the Adviser, subject to the Fund Board’s oversight and approval, to enter into, materially amend and terminate sub-advisory agreements (other than subadvisory agreements with affiliated sub-advisers) without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change. The shareholders of each portfolio operating before May 1, 2002, have voted to approve this arrangement.

The Adviser monitors the compliance of sub-advisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each sub-adviser to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund Board regarding the performance and compliance of each sub-adviser.

PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of Ohio National Life and National Security in connection with their variable annuities and variable life insurance contracts. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

The net asset value of each portfolio is computed by dividing the total market value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio. The Fund’s

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assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the Board of Directors believes reflects their fair value. This is intended to assure that a portfolio’s net asset value fairly reflects security values as of the time of pricing.

The separate accounts of Ohio National Life and National Security purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If a portfolio’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the portfolio’s investments may change on days when portfolio shares cannot be purchased or redeemed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund, Ohio National Life and National Security discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading can lower overall portfolio performance for long term investors, prevent portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the portfolios. Certain portfolios may be more susceptible to attempted market timing and excessive trading. Typically, portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The portfolios are not designed to accommodate excessive trading practices. The Fund, Ohio National Life and National Security reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been restricted or otherwise not honored by the insurance company. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing. The Fund’s Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.

The first time the contract owner is determined to have traded excessively, Ohio National Life or National Security will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, Ohio National Life or National Security will only permit transfer of contract values to the Money Market portfolio and all transfer privileges will be suspended. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.

Either Ohio National Life or National Security may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

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• The total assets of the portfolios involved in the transfer;

• The investment objectives of the particular portfolios involved in the transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies

The various contracts issued by Ohio National Life and National Security provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if Ohio National Life, National Security or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, Ohio National Life or National Security will be able to identify such contract owners or curtail their trading practices. However, the Fund’s portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of Ohio National Life and National Security and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted Ohio National Life, National Security or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). For the Money Market Portfolio, all of the undistributed net investment income is determined and paid as a dividend immediately before each daily computation of the portfolio’s net asset value. Dividends and distributions are reinvested in additional portfolio shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The Statement of Additional Information also has more information regarding the tax status of the portfolios.

INDEX DESCRIPTIONS

Provided below are descriptions of the indices used for comparative purposes with the performance of the Portfolios. The performance of each index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index or average.

The publishers of any securities index are not affiliated with the Fund, the Adviser or any sub-adviser and have not participated in creating the portfolios or selecting the securities for the portfolios. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.

S&P 500® Index — The S&P 500® Index is a capitalization-weighted index designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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BofA Merrill Lynch U.S. Corporate Master Index — The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

MSCI All Country World Ex-USA Index (Net-USD) — The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Ex-USA Index (Net-USD) consists of 24 developed and 21 emerging market country indices.

S&P Developed Small Cap Ex-U.S. Growth Index — The S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$100 million or more and annual dollar value traded of at least US$50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth.

Russell 1000® Growth Index — The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000® Growth Index — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity markets.

Russell 3000® Index — The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Growth Index — The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap® Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index — The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index-wide on a pro-rata basis.

Dow Jones U.S. Select Dividend Index — The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks.

Nasdaq-100® Index — The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ stock market.

S&P® Composite 1500 Index — The S&P® Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks.

Barclays Capital U.S. Universal Index — The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

85

VOTING

Since shares of the Fund are only sold to the separate accounts of insurance companies to fund variable products, the insurance companies will seek voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the portfolios’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Annual Report to members and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. No information is provided with respect to the Risk Managed Balanced Portfolio, as it had not commenced operations prior to May 1, 2014.

86

FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

For the Five Years Ended December 31, 2013

Financial Highlights

	Equity Portfolio					Money Market Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$21.54	$18.88	$19.72	$18.31	$13.19	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.27	0.35	0.21	0.04	0.05	—	—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	7.84	2.61	(0.88)	1.41	5.11	—	—	—	—	—

Total from operations	8.11	2.96	(0.67)	1.45	5.16	—	—	—	—	—

Distributions:
Distributions from net investment income	(0.24)	(0.30)	(0.17)	(0.04)	(0.04)	—	—	—	—	—

Net asset value, end of year	$29.41	$21.54	$18.88	$19.72	$18.31	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	37.69%	15.69%	–3.38%	7.91%	39.11%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios and supplemental data:
Net assets at end of year (in millions)	$221.4	$186.5	$187.9	$219.4	$226.5	$261.1	$258.6	$286.2	$293.4	$341.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.87%	0.89%	0.87%	0.87%	0.88%	0.06%	0.09%	0.11%	0.17%	0.19%
Net investment income	0.98%	1.55%	1.00%	0.21%	0.27%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.87%	0.89%	0.87%	0.87%	0.88%	0.34%	0.35%	0.34%	0.35%	0.36%
Net investment income (loss)	0.98%	1.55%	1.00%	0.21%	0.27%	–0.28%	–0.26%	–0.23%	–0.18%	–0.17%
Portfolio turnover rate	43%	48%	54%	50%	24%	0%	0%	0%	0%	0%

87

Financial Highlights

	Bond Portfolio					Omni Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$15.07	$14.05	$13.21	$12.25	$10.13	$16.82	$15.21	$16.08	$14.42	$11.02
Operations:
Net investment income	0.56	0.51	0.48	0.52	0.49	0.24	0.26	0.25	0.28	0.29
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.85)	0.51	0.36	0.44	1.63	4.89	1.57	(0.91)	1.62	3.36

Total from operations	(0.29)	1.02	0.84	0.96	2.12	5.13	1.83	(0.66)	1.90	3.65

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.21)	(0.22)	(0.21)	(0.24)	(0.25)

Net asset value, end of year	$14.78	$15.07	$14.05	$13.21	$12.25	$21.74	$16.82	$15.21	$16.08	$14.42

Total return	–1.92%	7.26%	6.36%	7.84%	20.93%	30.53%	12.04%	–4.12%	13.19%	33.15%
Ratios and supplemental data:
Net assets at end of year (in millions)	$151.6	$172.2	$162.0	$148.2	$137.9	$37.9	$33.2	$34.7	$41.2	$41.5
Ratios to average net assets:
Expenses	0.66%	0.66%	0.66%	0.67%	0.69%	0.79%	0.81%	0.77%	0.78%	0.79%
Net investment income	3.34%	3.41%	3.70%	3.91%	5.06%	1.17%	1.49%	1.40%	1.71%	2.18%
Portfolio turnover rate	15%	18%	15%	22%	27%	210%	179%	147%	182%	157%

88

Financial Highlights

	International Portfolio					Capital Appreciation Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$12.41	$10.32	$12.20	$10.45	$7.56	$23.32	$19.95	$20.37	$17.45	$12.35
Operations:
Net investment income	0.23	0.20	0.17	0.14	0.14	0.13	0.15	0.09	0.06	0.22
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	1.21	1.89	(2.05)	1.61	2.75	7.91	3.36	(0.43)	2.90	5.07

Total from operations	1.44	2.09	(1.88)	1.75	2.89	8.04	3.51	(0.34)	2.96	5.29

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.12)	(0.14)	(0.08)	(0.04)	(0.19)

Net asset value, end of year	$13.85	$12.41	$10.32	$12.20	$10.45	$31.24	$23.32	$19.95	$20.37	$17.45

Total return	11.60%	20.25%	15.41%	16.75%	38.23%	34.51%	17.59%	–1.65%	16.99%	42.84%
Ratios and supplemental data:
Net assets at end of year (in millions)	$189.4	$180.3	$172.8	$213.1	$210.0	$138.0	$115.7	$114.7	$129.8	$126.3
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.75%	1.02%	1.02%	1.03%	1.07%	0.88%	0.90%	0.88%	0.89%	0.90%
Net investment income	1.52%	1.65%	1.41%	1.15%	1.47%	0.45%	0.66%	0.41%	0.31%	1.38%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.01%	1.02%	1.02%	1.03%	1.07%	0.88%	0.90%	0.88%	0.89%	0.90%
Net investment income	1.26%	1.65%	1.41%	1.15%	1.47%	0.45%	0.66%	0.41%	0.31%	1.38%
Portfolio turnover rate	53%	61%	58%	67%	168%	49%	39%	61%	58%	84%

89

Financial Highlights

	International Small-Mid Company Portfolio					Aggressive Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$23.52	$19.17	$23.24	$19.41	$13.29	$9.51	$7.74	$8.17	$7.43	$5.21
Operations:
Net investment income (loss)	0.12	0.17	0.26	0.07	0.07	(0.02)	0.03	—	0.01	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	6.39	4.18	(4.33)	3.76	6.05	3.01	1.74	(0.43)	0.73	2.24

Total from operations	6.51	4.35	(4.07)	3.83	6.12	2.99	1.77	(0.43)	0.74	2.22

Net asset value, end of year	$30.03	$23.52	$19.17	$23.24	$19.41	$12.50	$9.51	$7.74	$8.17	$7.43

Total return	27.68%	22.69%	–17.51%	19.73%	46.05%	31.44%	22.87%	–5.26%	9.96%	42.61%
Ratios and supplemental data:
Net assets at end of year (in millions)	$77.0	$64.5	$57.5	$78.6	$71.1	$39.4	$33.1	$25.8	$29.8	$27.2
Ratios to average net assets:
Expenses	1.19%	1.21%	1.20%	1.25%	1.28%	0.97%	0.99%	1.04%	1.05%	1.04%
Net investment income (loss)	0.40%	0.64%	1.07%	0.32%	0.47%	–0.25%	0.34%	0.02%	0.17%	–0.23%
Portfolio turnover rate	51%	55%	67%	81%	125%	60%	17%	47%	37%	28%

90

Financial Highlights

	Small Cap Growth Portfolio					Mid Cap Opportunity Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$15.59	$13.21	$12.86	$9.89	$6.56	$21.32	$17.81	$18.43	$15.41	$10.96
Operations:
Net investment income (loss)	(0.03)	(0.03)	(0.08)	(0.07)	(0.06)	(0.07)	(0.02)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	7.09	2.41	0.43	3.04	3.39	6.99	3.53	(0.56)	3.08	4.50

Total from operations	7.06	2.38	0.35	2.97	3.33	6.92	3.51	(0.62)	3.02	4.45

Distributions:
Distributions from net investment income	—	—	—	—	—	—	—	—	—	—

Net asset value, end of year	$22.65	$15.59	$13.21	$12.86	$9.89	$28.24	$21.32	$17.81	$18.43	$15.41

Total return	45.29%	18.02%	2.72%	30.03%	50.76%	32.46%	19.71%	–3.36%	19.60%	40.60%
Ratios and supplemental data:
Net assets at end of year (in millions)	$109.5	$35.0	$31.5	$32.1	$22.8	$83.0	$67.1	$61.1	$70.4	$63.5
Ratios to average net assets:
Expenses	1.04%	1.10%	1.08%	1.13%	1.21%	0.96%	0.98%	0.96%	0.98%	0.97%
Net investment income (loss)	–0.29%	–0.20%	–0.60%	–0.70%	–0.77%	–0.28%	–0.09%	–0.29%	–0.35%	–0.27%
Portfolio turnover rate	69% (a)	65%	58%	94%	50%	44%	45%	51%	56%	276%

(a) The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the portfolio turnover rate calculation. See Note 8 of the Notes to Financial Statements included in the Annual Report for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

91

Financial Highlights

	S&P 500® Index Portfolio					Strategic Value Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$15.08	$13.25	$13.21	$11.69	$9.41	$11.09	$10.50	$9.36	$8.64	$7.97
Operations:
Net investment income	0.26	0.26	0.22	0.19	0.17	0.35	0.13	0.33	0.35	0.27
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.52	1.78	0.01	1.50	2.26	1.97	0.63	0.98	0.68	0.65

Total from operations	4.78	2.04	0.23	1.69	2.43	2.32	0.76	1.31	1.03	0.92

Distributions:
Distributions from net investment income	(0.23)	(0.21)	(0.19)	(0.17)	(0.15)	(0.32)	(0.17)	(0.17)	(0.24)	(0.25)
Return of capital distributions	—	—	—	—	—	—	—	—	(0.07)	—

Total distributions	(0.23)	(0.21)	(0.19)	(0.17)	(0.15)	(0.32)	(0.17)	(0.17)	(0.31)	(0.25)

Net asset value, end of year	$19.63	$15.08	$13.25	$13.21	$11.69	$13.09	$11.09	$10.50	$9.36	$8.64

Total return	31.74%	15.40%	1.77%	14.45%	25.83%	21.00%	7.21%	14.03%	11.98%	11.52%
Ratios and supplemental data:
Net assets at end of year (in millions)	$314.9	$207.8	$170.7	$176.2	$160.7	$397.7	$268.2	$42.0	$24.3	$19.8
Ratios to average net assets:
Expenses	0.45%	0.48%	0.47%	0.49%	0.51%	0.79%	0.82%	0.96%	0.96%	1.02%
Net investment income	1.68%	1.87%	1.62%	1.59%	1.85%	3.58%	3.84%	4.07%	4.11%	4.31%
Portfolio turnover rate	15%	7%	9%	8%	21%	22%	30%	19%	31%	42%

92

Financial Highlights

	High Income Bond Portfolio					Capital Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$14.83	$12.97	$12.31	$10.79	$7.21	$30.73	$27.00	$27.68	$20.29	$15.00
Operations:
Net investment income (loss)	1.10	0.99	1.08	0.58	0.46	(0.15)	(0.03)	(0.19)	(0.11)	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.05)	0.87	(0.42)	0.94	3.12	9.45	3.76	(0.49)	7.50	5.29

Total from operations	1.05	1.86	0.66	1.52	3.58	9.30	3.73	(0.68)	7.39	5.29

Net asset value, end of year	$15.88	$14.83	$12.97	$12.31	$10.79	$40.03	$30.73	$27.00	$27.68	$20.29

Total return	7.08%	14.34%	5.36%	14.09%	49.65%	30.26%	13.81%	–2.46%	36.42%	35.27%
Ratios and supplemental data:
Net assets at end of year (in millions)	$307.9	$311.9	$267.5	$269.8	$159.9	$80.4	$55.1	$51.1	$52.4	$36.8
Ratios to average net assets:
Expenses	0.77%	0.79%	0.78%	0.81%	0.88%	1.01%	1.04%	1.02%	1.04%	1.07%
Net investment income (loss)	6.36%	7.17%	7.69%	8.03%	9.14%	–0.44%	–0.10%	–0.64%	–0.50%	0.02%
Portfolio turnover rate	29%	35%	35%	33%	20%	42%	42%	44%	56%	67%

93

Financial Highlights

	Nasdaq-100® Index Portfolio					Bristol Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$6.85	$5.85	$5.69	$4.78	$3.11	$13.01	$11.56	$12.51	$11.12	$8.23
Operations:
Net investment income	0.07	0.06	0.02	0.02	0.01	0.09	0.09	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	2.39	0.99	0.16	0.91	1.66	5.27	1.43	(0.95)	1.39	2.89

Total from operations	2.46	1.05	0.18	0.93	1.67	5.36	1.52	(0.89)	1.46	2.95

Distributions:
Distributions from net investment income	(0.06)	(0.05)	(0.02)	(0.02)	—	(0.08)	(0.07)	(0.06)	(0.07)	(0.06)

Net asset value, end of year	$9.25	$6.85	$5.85	$5.69	$4.78	$18.29	$13.01	$11.56	$12.51	$11.12

Total return	35.98%	17.88%	3.19%	19.38%	53.70%	41.21%	13.19%	–7.16%	13.10%	35.83%
Ratios and supplemental data:
Net assets at end of year (in millions)	$95.8	$68.5	$55.5	$54.9	$47.6	$231.5	$204.9	$192.7	$182.6	$142.8
Ratios to average net assets:
Expenses	0.51%	0.53%	0.52%	0.54%	0.56%	0.82%	0.85%	0.84%	0.86%	0.89%
Net investment income	0.94%	0.98%	0.41%	0.39%	0.19%	0.51%	0.68%	0.52%	0.70%	0.79%
Portfolio turnover rate	43%	25%	44%	30%	29%	269%	244%	198%	253%	223%

94

Financial Highlights

	Bryton Growth Portfolio					Balanced Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$13.70	$12.31	$13.57	$10.94	$8.06	$15.76	$13.91	$13.87	$13.13	$10.74
Operations:
Net investment income (loss)	(0.11)	(0.07)	(0.08)	(0.06)	(0.05)	0.08	0.10	0.31	0.32	0.29
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	5.69	1.46	(1.18)	2.69	2.93	2.32	1.75	(0.00)	0.70	2.39

Total from operations	5.58	1.39	(1.26)	2.63	2.88	2.40	1.85	0.31	1.02	2.68

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.14)	—	(0.27)	(0.28)	(0.29)

Net asset value, end of year	$19.28	$13.70	$12.31	$13.57	$10.94	$18.02	$15.76	$13.91	$13.87	$13.13

Total return	40.73%	11.29%	–9.29%	24.04%	35.73%	15.26%	13.30%	2.29%	7.78%	24.92%
Ratios and supplemental data:
Net assets at end of year (in millions)	$180.8	$157.7	$155.4	$137.4	$113.4	$249.1	$77.1	$17.1	$14.5	$13.6
Ratios to average net assets:
Expenses	0.89%	0.93%	0.91%	0.93%	0.96%	0.75%	0.86%	0.94%	0.99%	1.08%
Net investment income (loss)	–0.59%	–0.57%	–0.67%	–0.49%	–0.64%	1.45%	1.90%	2.33%	2.48%	2.99%
Portfolio turnover rate	185%	152%	156%	118%	82%	82% (a)	60%	47%	56%	72%

(a)  The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the portfolio turnover rate calculation. See Note 8 of the Notes to Financial Statements included in the Annual Report for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 89%.

95

Financial Highlights

	Target VIP Portfolio					Bristol Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$10.10	$8.89	$9.11	$7.72	$6.81	$10.66	$9.63	$9.84	$8.75	$6.15
Operations:
Net investment income	0.09	0.18	0.10	0.13	0.11	0.06	0.06	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	3.61	1.17	(0.23)	1.37	0.90	4.05	1.02	(0.21)	1.10	2.59

Total from operations	3.70	1.35	(0.13)	1.50	1.01	4.11	1.08	(0.17)	1.12	2.60

Distributions:
Distributions from net investment income	(0.10)	(0.14)	(0.09)	(0.11)	(0.10)	(0.05)	(0.05)	(0.04)	(0.03)	—

Net asset value, end of year	$13.70	$10.10	$8.89	$9.11	$7.72	$14.72	$10.66	$9.63	$9.84	$8.75

Total return	36.71%	15.24%	–1.41%	19.47%	14.77%	38.62%	11.20%	–1.77%	12.79%	42.28%
Ratios and supplemental data:
Net assets at end of year (in millions)	$53.7	$21.2	$20.5	$21.9	$20.6	$122.3	$108.0	$99.9	$85.3	$10.5
Ratios to average net assets:
Expenses	0.82%	0.87%	0.84%	0.82%	0.83%	0.88%	0.92%	0.90%	0.93%	1.29%
Net investment income	0.92%	1.73%	1.07%	1.50%	1.53%	0.42%	0.57%	0.41%	0.63%	0.26%
Portfolio turnover rate	57% (a)	70%	79%	92%	91%	237%	229%	187%	268%	218%

(a) The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the portfolio turnover rate calculation. See Note 8 of the Notes to Financial Statements included in the Annual Report for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 138%.

96

ADDITIONAL INFORMATION

Additional information about Ohio National Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information (“SAI”), dated May 1, 2014, which is incorporated herein by reference.

In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 1-800-366-6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. You can review the SAI, annual reports, semi-annual reports and the current prospectus by logging onto our website at www.ohionational.-com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC’s Public Reference Room is available at 1-202-942-8090. Reports and other information are also available in the Securities Exchange Commission’s Internet Site at http://www.sec.gov, and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464

97

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

Telephone 1-800-366-6654

Statement of Additional Information

May 1, 2014

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the “Fund”) dated May 1, 2014.

The audited financial statements and the independent registered public accounting firm’s report in the Fund’s Annual Report to Shareholders, for the fiscal year ended December 31, 2013 are incorporated by reference (are legally part of this SAI).

To obtain a free copy of the Fund’s prospectus, write or call the Fund at the above address, or log onto our website at www.ohionational.com.

Fund History

The Fund is an open-end management investment company which currently consists of 21 separate portfolios — the Equity Portfolio, the Money Market Portfolio, the Bond Portfolio, the Omni Portfolio, the International Portfolio, the Capital Appreciation Portfolio, the International Small-Mid Company Portfolio (formerly called International Small Company Portfolio), the Aggressive Growth Portfolio, the Small Cap Growth Portfolio (formerly called Core Growth Portfolio), the Mid Cap Opportunity Portfolio (formerly called Growth & Income Portfolio), the S&P 500® Index Portfolio, the Capital Growth Portfolio, the High Income Bond Portfolio, the Strategic Value Portfolio (formerly called Blue Chip Portfolio), the Nasdaq-100® Index Portfolio, the Bristol Portfolio, the Bryton Growth Portfolio, the Balanced Portfolio, the Target VIP Portfolio, the Bristol Growth Portfolio, and the Risk Managed Balanced Portfolio. Each portfolio, except the Nasdaq-100® Index Portfolio, is diversified. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”) and National Security Life and Annuity Company (“NSLAC”) to support certain benefits under variable contracts issued by ONLI, ONLAC and NSLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity Portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market Portfolio, and the Bond Portfolio was created. The remaining portfolios were added later. The Fund’s portfolios began at the following times:

Equity Portfolio	1/14/1971
Money Market Portfolio	3/20/1980
Bond Portfolio	11/2/1982
Omni Portfolio	9/10/1984
International Portfolio	5/3/1993
Capital Appreciation Portfolio	5/1/1994

International Small-Mid Company Portfolio	3/31/1995
Aggressive Growth Portfolio	3/31/1995
Small Cap Growth Portfolio	1/3/1997
Mid Cap Opportunity Portfolio	1/3/1997
S&P 500® Index Portfolio	1/3/1997
Capital Growth Portfolio	5/1/1998
High Income Bond Portfolio	5/1/1998
Strategic Value Portfolio	5/1/1998
Nasdaq-100® Index Portfolio	5/1/2000
Bristol Portfolio	5/1/2002
Bryton Growth Portfolio	5/1/2002

Balanced Portfolio	4/30/2004

Target VIP Portfolio	11/1/2005

Bristol Growth Portfolio	5/1/2007

Risk Managed Balanced Portfolio	5/1/2014

The investment and reinvestment of the assets of the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio, and the fixed-income component of the Omni Portfolio, are directed by the Fund’s investment adviser, Ohio National Investments, Inc. (the “Adviser”), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242. That is also the address of the NSLAC administrative office. NSLAC’s home office is at 810 Seventh Avenue, New York, New York 10019.

The investment and reinvestment of Equity Portfolio assets is managed by ClearBridge, LLC (“ClearBridge”) as sub-adviser. The principal business address of ClearBridge is 100 International Drive, Baltimore, Maryland 21202.

The investment and reinvestment of International Portfolio and International Small-Mid Company Portfolio assets is managed by Federated Global Investment Management Corp. (“Federated Global”) as sub-adviser. The principal business address of Federated Global is 450 Lexington Avenue New York, New York 10017-3943. Federated Global manages the Portfolios’ assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Global, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Global. The fee for these services is paid by Federated Global and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of Capital Appreciation Portfolio assets is managed by Jennison Associates LLC (“Jennison”) as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of the Aggressive Growth Portfolio assets, the Small Cap Growth Portfolio assets, and the Balanced Component of the Risk Managed Balanced Portfolio assets are managed by Janus Capital Management LLC (“Janus”) as sub-adviser. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206.

The investment and reinvestment of Mid Cap Opportunity Portfolio assets is managed by Goldman Sachs Asset Management, L.P. (“GSAM”) as sub-adviser. The principal business address of GSAM is 200 West Street, New York, New York 10282-2198.

The investment and reinvestment of Capital Growth Portfolio assets is managed by Eagle Asset Management, Inc. (“Eagle”) as sub-adviser. The principal business address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

The investment and reinvestment of Bristol Portfolio, Bryton Growth Portfolio and Bristol Growth Portfolio assets and the equity component of the Omni Portfolio are managed by Suffolk Capital Management, LLC (“Suffolk”) as sub-adviser. The principal business address of Suffolk is 810 Seventh Ave., Suite 3600, New York, New York 10019. Suffolk is 83% owned by ONLI’s parent, Ohio National Financial Services, Inc.

The investment and reinvestment of High Income Bond Portfolio assets is managed by Federated Investment Management Company (“Federated Investment”) as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Investment manages the Portfolio’s assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of Strategic Value Portfolio assets is managed by Federated Equity Management Company of Pennsylvania (“Federated Equity”) as sub-adviser. The principal business address of Federated Equity is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Equity manages the Portfolio’s assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Equity, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by Federated Equity and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of Balanced Portfolio assets is managed by ICON Advisers, Inc. (“ICON”) as sub-adviser. The principal business address of ICON is 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

The investment and reinvestment of Target VIP Portfolio assets is managed by First Trust Advisors L.P. (“First Trust”) as sub-adviser. The principal business address of First Trust is 120 E. Liberty Drive in Wheaton, Illinois 60187.

The investment and reinvestment of the Risk Management Component of the Risk Managed Balanced Portfolio are managed by AnchorPath Financial, LLC (“AnchorPath”) as sub-adviser. The principal business address of AnchorPath is 1266 East Main Street, Suite 700R, Stamford, Connecticut 06902.

Interests in each portfolio are represented by a separate class of the Fund’s capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio’s dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI, ONLAC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI, ONLAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and

ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

U.S. Bancorp Fund Services, LLC is the Fund’s accounting agent for portfolios other than the International Portfolio and International Small-Mid Company Portfolio. It is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A. is custodian for those portfolios other than the International Portfolio and International Small-Mid Company Portfolio. It is located at 425 Walnut Street, Cincinnati, Ohio 45202. The custodian and accounting agent for the International Portfolio and International Small-Mid Company Portfolio is State Street Bank and Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.

Fund Performance

From time to time, our affiliates may advertise the current yield, average annual total return and cumulative total returns for the portfolios. Our affiliates might compare the results to other similar mutual funds or unmanaged indices. Management’s discussion and analysis of the Fund’s performance is included in the Fund’s most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio’s average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods or from the portfolio’s inception. Cumulative total return reflects a portfolio’s aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio’s expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund’s total return may be demonstrated by comparing the Fund’s total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and “effective” yield will be quoted for the Money Market Portfolio. The Money Market Portfolio’s yield refers to the income generated by an investment in the portfolio over the seven-day period indicated. This income is then “annualized” by assuming that the same amount of income generated by the portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. “Effective” yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund’s affiliates may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor’s 500, 400, 600 or 1500 Indices, Barra Value Index, one or more of Barclay’s Capital Bond Indices, Merrill Lynch Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the NASDAQ Composite Index, the Nasdaq-100 Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC’s Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund’s affiliates may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron’s, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger’s Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption “Financial Highlights,” certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market Portfolio and states the Fund’s policy with respect to each portfolio’s turnover rate.

Current Yield of Money Market Portfolio

Current annualized yield quotations for the Money Market Portfolio are based on the portfolio’s net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market Portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.

Portfolio Turnover

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap Growth Portfolio and Aggressive Growth Portfolio may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio’s turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund’s policy with respect to each portfolio is as follows:

Equity Portfolio - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 2013, the turnover rate for this portfolio was 43%.

Money Market Portfolio - Since the assets of this portfolio consist of short-term instruments, replacement of portfolio securities occurs frequently. However, since purchases are generally made through dealers or issuers on a net basis, the portfolio does not normally incur significant brokerage commissions.

Bond Portfolio - This portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 15% in 2013.

Omni Portfolio - The portfolio turnover rate will vary from time to time but can normally be expected to exceed 100% annually. The turnover rate for this portfolio was 210% in 2013.

International Portfolio - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio’s investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 53% in 2013.

Capital Appreciation Portfolio - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 49% in 2013.

International Small-Mid Company Portfolio - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio’s investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 51% in 2013.

Aggressive Growth Portfolio - The turnover rate for this portfolio can generally be expected to be 30% to 50% annually. The turnover rate for this portfolio was 60% in 2013.

Small Cap Growth Portfolio - The annual turnover rate for this portfolio may exceed 100%. The turnover rate for this portfolio was 69% in 2013.

Mid Cap Opportunity Portfolio - Throughout the GSAM Growth team’s history, GSAM has consistently applied the same sell discipline: GSAM will generally sell or trim a position for any of the following reasons: 1) If a company’s long-term fundamentals deteriorate or if GSAM had initially assessed those fundamentals incorrectly. 2) When the price of a stock substantially exceeds what GSAM deems to be the worth of the business. 3) If a holding grows beyond a weight with which GSAM is comfortable from a risk management standpoint. 4) If a company pursues a strategy that in GSAM’s view does not maximize shareholder value, such as a questionable acquisition or a lack of discipline with regard to capital allocation. 5) In

GSAM’s desire to maintain purity, if a company’s market cap and character no longer fit GSAM’s definition of a mid cap company.

The Growth strategy has a long-term investment horizon. Thus, GSAM expects the Portfolio’s turnover to be relatively low and will usually range between 60%-70%. GSAM estimates that half of the Portfolio’s turnover will be a result of trimming back existing positions that have grown beyond GSAM’s desired weight or adding to existing positions in which a change in fundamentals or valuation give GSAM higher conviction. The turnover rate for this portfolio was 44% in 2013.

S&P 500® Index Portfolio - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 15% in 2013.

Capital Growth Portfolio - Securities held in this portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 42% in 2013.

High Income Bond Portfolio - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate was 29% in 2013.

Strategic Value Portfolio - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in seeking to attain the portfolio’s investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 22% in 2013.

Nasdaq-100® Index Portfolio - Securities held in this portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 43% in 2013.

Bristol Portfolio - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate was 269% in 2013.

Bryton Growth Portfolio – The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate was 185% in 2013.

Balanced Portfolio - This portfolio does not have any limitations regarding portfolio turnover. It may engage in short-term trading to try to achieve its objective and it may have portfolio turnover rates in excess of 100%. For 2013, the turnover rate was 82%.

Target VIP Portfolio - Due to the passive investment strategy of the portfolio, the rate of portfolio turnover may vary based on redemption requests. Normally the portfolio turnover rate is not expected to exceed 100%. For 2013, the turnover rate was 57%.

Bristol Growth Portfolio – The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate was 237% in 2013.

Risk Managed Balanced Portfolio – This portfolio began on May 1, 2014. As a result, no turnover rate exists for 2013.

Investment Objectives and Policies

The following descriptions of money market instruments supplement the “Investment Objectives and Policies” set forth for each portfolio in the prospectus. The Money Market Portfolio and the Omni Portfolio, to the extent it invests in the money market sector, will invest extensively in these instruments. The other portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.

Money Market Instruments

U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a “when issued” basis at which time the rate of return will not have been set.

Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

Bankers’ Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

Corporate Obligations - Bonds and notes issued by corporations in order to finance longer-term credit needs.

Repurchase Agreements - Agreements by which the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.

Money Market Funds - Open-end management investment companies registered under the Act that are regulated as money market funds under Rule 2a-7 of the Investment Company Act of 1940.

Investment Restrictions

Fundamental Investment Policies

The following is a complete list of the Fund’s fundamental investment restrictions. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of 1940, as amended, defines the vote of a majority of the outstanding voting securities of a fund to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting securities of the fund are represented or (ii) more than 50% of the outstanding voting securities of the fund. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio votes for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

As a matter of fundamental policy, each portfolio:

1. Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby. The Money Market Portfolio reserves the right to concentrate its investments in securities issued by domestic banks, including certificates of deposit, bankers’ acceptances, bank time deposits or other obligations of domestic banks.

2. Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a portfolio's total assets at the time the borrowing is made. This limitation does not preclude a portfolio from entering into reverse repurchase transactions.

3. Will not purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4. Will not underwrite securities of other issuers, except to the extent that a portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

5. Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

6. Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning portfolio securities.

7. Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a portfolio, provided that the portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

Non-Fundamental Investment Policy – All Portfolios

Non-fundamental policies may be changed by the Board of Directors in the future without shareholder approval. As a matter of non-fundamental policy:

1. Each portfolio will not invest, in the aggregate, more than 15% of its net assets (10% in the case of Bond Portfolio and Omni Portfolio and 5% in the case of the Money Market Portfolio) in illiquid securities. However, if more than 15% (10% in the case of the Bond Portfolio and Omni Portfolio and 5% in the case of the Money Market Portfolio) of portfolio assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, a portfolio's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of portfolio assets (10% in the case of the Bond Portfolio and Omni Portfolio and 5% in the case of the Money Market Portfolio), subject to timing and other considerations which are in the best interests of the portfolio and its shareholders.

Non-Fundamental Investment Policy – Money Market Portfolio, Bond Portfolio and Omni Portfolio

Non-fundamental policies may be changed by the Board of Directors in the future without shareholder approval. As a matter of non-fundamental policy:

1. The portfolio will not sell securities short or purchase securities on margin, This limitation does not preclude a portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

Non-Fundamental Investment Policies – International Portfolio and International Small-Mid Company Portfolio

Non-fundamental policies may be changed by the Board of Directors in the future without shareholder approval. As a matter of non-fundamental policy:

1. The portfolio will not purchase any securities on margin. This limitation does not preclude the portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

2. Under normal circumstances, at least 80% of the assets of the portfolio will be invested in securities of issuers in at least three different foreign countries.

Non-Fundamental Investment Policy –High Income Portfolio and Strategic Value Portfolio

Non-fundamental policies may be changed by the Board of Directors in the future without shareholder approval. As a matter of non-fundamental policy:

1. The portfolio will not purchase any securities on margin. This limitation does not preclude a portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

Certain Investments and Risks

Except as otherwise indicated below, each portfolio may invest in the following securities:

Call Options and Put Options

A portfolio (other than the Money Market Portfolio) may buy and write (i.e., sell) call and put options. In writing call options, the portfolio gives the purchaser of the call option the right to purchase the underlying securities from the portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.

Whenever a portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. For more information, see “SEC Segregation Requirements” below.

In order to terminate its position as the writer or the purchaser of an option, the portfolio may enter into a “closing” transaction, which is the purchase (if the portfolio has written the option) or sale (if the portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the portfolio.

Futures Contracts

A portfolio (other than the Money Market Portfolio) may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant

(“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

Regulation as a Commodity Pool Operator

The Fund, on behalf of each portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each portfolio's operation. Accordingly, the portfolios are not subject to registration or regulation as a commodity pool operator.

Options on Futures Contracts and Financial Indexes

Instead of entering into a financial futures contract, a portfolio (other than the Money Market Portfolio) may buy and write options on futures contracts and financial indexes. A portfolio may buy an option giving it the right to enter into such a contract at a future date. A portfolio also may write an option giving another party the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A portfolio also may buy or write options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash. Financial futures contracts, options on such contracts and options on financial indexes may be used for hedging and investment purposes.

Margin Requirements for Futures Contacts

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits:

• are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and

• are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a portfolio’s investment limitations. A portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The Adviser and subadvisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the portfolios do business.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a portfolio or call options sold by a portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a portfolio “covers” its position.

Foreign Currency Transactions

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in such transactions to implement their investment strategies.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio’s securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Hybrid Instruments

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero. The Money Market Portfolio does not invest in hybrid instruments.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars interest rate swaps, credit default swaps, currency swaps and volatility swaps. The Money Market Portfolio does not enter into any swap agreements.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Short Sales

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. In addition to the short sales discussed above, a portfolio also may make short sales “against the box,” a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale.

Borrowing Money

A portfolio may borrow money from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the portfolio. In addition, a portfolio also may borrow from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a portfolio's total assets at the time the borrowing is made. This limitation does not preclude a portfolio from entering into reverse repurchase agreements. To the extent a portfolio borrows, it may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. Borrowing for investment purposes will result in leveraging of a portfolio’s assets and may cause a portfolio to liquidate portfolio positions when it would not be advantageous to do so. Interest paid on borrowed funds will not be available for investment and will reduce net income.

Zero-Coupon and Pay-in-kind Debt Securities

Zero-coupon securities (or “step ups”) in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see “Convertible Securities,” above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.

When-Issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements in which the portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. The Money Market Portfolio does not engage in these transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets.

Master Limited Partnerships

The portfolios may invest in master limited partnerships (MLPs), which are equity securities that are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs’ investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Royalty Trusts

Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows. Royalty trusts buy the right to the royalties on the production and sales of a natural resource company. Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital. The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, could be volatile. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions. The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust. Generally, higher yielding trusts have less time until depletion of proven reserves.

Exchange Traded Funds

Each portfolio may invest in various exchange traded funds ("ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard & Poor’s Depositary Receipts are ETFs that track the S&P 500 Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country. ETFs also may hold a portfolio of debt securities.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

The investment vehicles issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective may be to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities. Certain Funds may invest in actively managed ETFs. Actively managed ETFs do not seek to track the performance of a particular market index. A portfolio will incur brokerage costs when it purchases ETFs. Furthermore, investments in ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a portfolio.

The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount) .Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the portfolios may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

Unless permitted by the 1940 Act or an order or rule issued by the, the portfolios’ investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

Risks Associated With the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser or any sub-advisers and accounts managed by affiliates of the Adviser or sub-advisers. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities.

Portfolio Holdings Disclosure Policy

It is the policy of the Fund to publicly disclose holdings of all the portfolios only in accordance with regulatory requirements, such as in periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio holding information is provided to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities such as but not necessarily limited to the Fund’s custodian, fund accountants, investment adviser, sub-advisers, independent registered public accounting firm, attorneys, officers and directors of the Fund and are all subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.

Periodically, certain portfolio information such as top ten holdings, sector holdings and other portfolio characteristics data are publicly disclosed via the Fund’s website or otherwise, typically 30 days after the quarter end.

There are numerous mutual fund evaluation services (Lipper and Morningstar) that analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. The Fund may distribute (or authorize a service provider to distribute) portfolio holdings to these services before public disclosure is required or authorized as detailed above on an ongoing basis. These service providers sign a written confidentiality agreement and do not distribute the portfolio holding or the results of their analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund or the Fund’s underlying securities before the Fund’s holdings information becomes public. Neither the Adviser, nor the sub-adviser nor any other party receive any compensation for disclosure of portfolio holdings.

The Board of Directors has approved this portfolio holdings disclosure policy and must approve any material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund’s Chief Compliance Officer.

Management of the Fund

Directors and Officers of the Fund

The Fund’s Board of Directors is responsible for overseeing the management of all the Fund’s portfolios. The Board of Directors can amend the Fund’s By-laws, elect its officers, declare and pay dividends, and exercise all the Fund’s powers except those reserved to the shareholders.

Name, Address[1] [1] The mailing address of each officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242. and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years

Independent Directors
George M. Vredeveld Age 71	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research (until 2012)	21	None

Name, Address[1] [1] The mailing address of each officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242. and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
John I. Von Lehman Age 61	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since August 2007	Executive Vice President, Chief Financial Officer, Secretary and Director of The Midland Company (1988-2007);	21

Director and Audit Committee and Corporate Governance Committee member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee, Xavier University Foundation

Madeleine W. Ludlow Age 59	Director, Member of Audit and Independent Directors Committees	Indefinite; Since April 2012	Founder/Managing Director, West Capital Partners LLC (2010-present); Founder/Managing Director, Ludlow Ward Capital Advisors LLC (2005-2009)	21	Director, ALLETE, Inc. (2004-present)
Interested Director and Officers
John J. Palmer Age 74	Chairman and Director	Indefinite; Since July 1997	Insurance industry consultant, (April 2010 – present); President, the Fund. , (1997 – 2010); Director and Vice Chairman, The Ohio National Life Insurance Company (“ONLI”), (1997 – 2010); President and CEO, National Security Life and Annuity Company (“NSLAC”), (2002 – 2010); Director, the Adviser and various affiliated companies (1997 – 2010).	21	Director: NSLAC; Director: Tuscon Symphony Orchestra and Pima Canyon Estates Homeowners’ Association
Christopher A. Carlson Age 54	President	Indefinite; Since March 2000	Vice Chairman and Chief Investment Officer, ONLI; President and Director of the Adviser; Chief Investment Officer, NSLAC; Officer and Director of other Ohio National affiliated companies.	NA	NA

Name, Address[1] [1] The mailing address of each officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242. and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Thomas A. Barefield Age 60	Vice President	Indefinite; Since February 1998	Vice Chairman and Chief Distribution Officer, ONLI; Director and Vice President-Marketing, NSLAC; Director of the Adviser; Senior Vice President of Ohio National Equities; Inc.	NA	NA
Julie T. Thomas Age 51	Chief Compliance Officer	Indefinite; Since June 2013	Second Vice President: ONLIC; Chief Compliance Officer: ONI, Suffolk, and other Ohio National-affiliated companies.	NA	NA
R. Todd Brockman Age 45	Treasurer	Indefinite; Since August 2004	Second Vice President, Mutual Fund Operations, ONLI and NSLAC; Treasurer of the Adviser.	NA	NA
Kimberly A. Plante Age 40	Secretary	Indefinite; Since March 2005	Senior Associate Counsel, ONLI; Secretary of the Adviser. Officer of various other Ohio National-affiliated companies.	NA	NA
Catherine E. Gehr Age 41	Assistant Treasurer	Indefinite; Since March 2005	Manager, Mutual Fund Operations, ONLI; Assistant Treasurer of the Adviser.	NA	NA
Emily Bae Age 28	Assistant Secretary	Indefinite; Since May 2013	Assistant Secretary: ONI; Assistant Counsel: ONLI; Prior to May 2013, was Counsel with Goodyear Tire & Rubber Company.	NA	NA

John Palmer is treated as an “interested” director of the Fund because he is a director of an affiliate of the Adviser.

Qualifications of the Board of Directors. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other mutual funds, public or private companies, non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he should serve as a Director.

Dr. Vredeveld has served as a Director of the Fund for more than 18 years and Mr. Von Lehman for more than six years, including as members and/or Chairs of various Board committees. Mr. Palmer has over 20 years of experience as a chairman of a fund board of directors, including over 15 years on the Fund’s Board and has 30 years of experience as a senior executive officer of operating companies and mutual funds and as a director of companies, non-profit entities or other organizations. Dr. Vredeveld has over 34 years of experience as a professor of economics and as the president of an organization promoting economic research and education. Mr. Von Lehman has 20 years of experience as a senior executive officer (including as chief financial officer) of operating companies and as a director of companies, non-profit entities or other organizations and is a certified public accountant. Ms. Ludlow has extensive business and financial industry experience, including serving as the founder, president, chief executive officer, chief financial officer or treasurer of several operating companies and serving as a trustee or director of several public and non-profit organizations.

Specific details about each Director’s professional experience appear in the professional biography tables above.

Structure and Oversight

Board Structure. John J. Palmer is treated as an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because Mr. Palmer has over 20 years experience as a chairman of a fund board of directors, including over 15 years on the Fund’s Board. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director is to be independent or an interested person. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board.

In addition, the Directors have appointed Dr. George M. Vredveld as Lead Independent Director. The Lead Independent Director acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors. The Lead Independent Director is responsible for coordinating the activities of the Independent Directors, including calling regular meetings and executive sessions of the Independent Directors; developing the agenda of each meeting together with the Chairman and management; and chairing the meetings of the Independent Directors. The Chairman and Lead Independent Director may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and Independent Directors’ counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, sub-advisers and other service providers to the Fund. Although the risk management policies of the Adviser, sub-advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met four times in 2013.

Committees. The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2013. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Board has ratified the written charter adopted by the Audit Committee on November 5, 2002 and amended on November 18, 2003, August 20, 2008, August 19, 2010, August 10, 2011, and March 6, 2014. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met three times in 2013. The Audit Committee has elected Mr. Von Lehman as its Chairman. Mr. Von Lehman has been designated by the Board as an “Audit Committee financial expert.”

Director Ownership in the Fund

None of the Directors directly owns shares of the Fund. As of December 31, 2013, with the exception of Mr. Palmer, the Directors owned no variable contracts issued by Ohio National that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director, including Mr. Palmer, as of December 31, 2013:

Director	Dollar Range of Beneficial Ownership of the Fund as of 12/31/2013*	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2013*

Independent Directors
Madeleine W. Ludlow	None	None
George M. Vredeveld	None	None
John I. Von Lehman	None	None
Interested Director
John J. Palmer	D	D

____________

*Ranges: None

A= $1 to $10,000

B= $10,001 to $50,000

C= $50,001 to $100,000

D= over $100,000

Ownership of Securities of the Adviser and Related Companies

As of December 31, 2013, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any Sub-Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.

Compensation of Directors

Directors were compensated as follows in 2013:

Director	Aggregate Compensation From the Fund
Madeleine W. Ludlow	$74,000
John J. Palmer	$84,000
John I. Von Lehman	$77,750
George M. Vredeveld	$86,500

Officers of the Fund who are employees or officers of the Adviser, ONLI, ONLAC or NSLAC receive no compensation from the Fund. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940, as amended, (and the Adviser has adopted a Code of Ethics under Rule 204A-1 under the Investment Advisers Act, as amended). These codes restrict Directors, employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities during a period within seven days of the Fund’s purchase or sale of such security. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund’s President (the principal executive officer) and Treasurer (the principal financial and accounting officer).

Proxy Voting Policies

The Adviser votes proxies for securities owned by the Fund in accordance with policies and procedures established by the Board of Directors. Proxy votes are cast in favor of proposals that the Adviser believes will enhance the long-term value of the securities. Generally, this means voting for proposals that the Adviser believes will improve the management of the company, increase the rights or preferences of the voted securities, and/or increase the chance that a premium offer would be made for the company or for the voted securities. Whether the Adviser supports or opposes a proposal depends on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, the Adviser generally votes for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a “poison pill” or shareholder rights plan. The Adviser generally votes against the adoption of such a plan unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

On matters of capital structure, the Adviser generally votes against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters related to management compensation, the Adviser generally votes for stock incentive plans aligning the recipients’ interests with the interests of shareholders without creating undue dilution, and against proposals permitting the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser generally votes proxies related to proposed mergers, capital reorganizations and similar transactions based upon its analysis of the proposed transaction. The Adviser votes proxies in contested elections of directors based upon its analysis of the opposing slates and their respective business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser votes on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general policy for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

The Adviser may not vote if it believes the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid until then), the Adviser may not vote proxies for such shares.

The Adviser has established a Proxy Committee in order to implement these policies and the Adviser’s Proxy Voting Guidelines, also approved by the Board, and to determine how the Fund or its designated proxy voting agent should vote proxies with respect to issues not clearly addressed by those guidelines and policies. The Proxy Committee refers issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.

The Board has authorized the Adviser to hire Glass Lewis & Co. to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee directs Glass Lewis & Co. by means of the Proxy Voting Guidelines. Glass Lewis & Co. may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee, and Glass Lewis & Co. may make any determinations required to implement the Proxy Voting Guidelines. Whenever the Proxy Voting Guidelines require case-by-case direction for a proposal, Glass Lewis provides the Proxy Committee with information it has obtained regarding the proposal. The Proxy Committee then provides specific voting directions to Glass Lewis.

To obtain information about how the Adviser voted with respect to a security held by the Fund during the most recent 12 months ended June 30, or a copy of the Fund’s Proxy Voting Guidelines, send a written request to:

R. Todd Brockman, Treasurer

Ohio National Investments, Inc.

One Financial Way

Montgomery, Ohio 45242

You may also obtain this information by calling the Fund at 800-366-6654 or by logging on to the SEC’s website at www.sec.gov

Shareholders’ Meetings

The Fund’s by-laws do not require that shareholders meetings be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of certain investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.

Investment Advisory and Other Services

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser uses ONLI’s investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund’s Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund’s Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity Portfolio, International Portfolio, Capital Appreciation Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, Capital Growth Portfolio, High Income Bond Portfolio, Strategic Value Portfolio Bristol Portfolio, Bryton Growth Portfolio, Bristol Growth Portfolio, Balanced Portfolio, Target VIP Portfolio, Risk Managed Balanced Portfolio, and the equity component of the Omni Portfolio, by delegating that implementation to ClearBridge, Federated Global, Jennison, Janus, GSAM, Eagle, Federated Investment, Federated Equity, Suffolk, ICON, First Trust, or AnchorPath as the case may be.

The Adviser’s services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers, for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services, (other than those provided by the custodian agreements with U.S. Bank and State Street Bank and Trust Company and an agency agreement with U.S. Bancorp Fund Services), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid based on the following schedule:

Equity Portfolio	Omni Portfolio
0.79% of first $200 million	0.60% of first $100 million
0.74% of next $800 million	0.50% of next $150 million
0.70% over $1 billion	0.45% of next $250 million
0.40% of next $500 million
Money Market Portfolio	0.30% of next $1 billion
0.30% of first $100 million	0.25% over $2 billion
0.25% of next $150 million
0.23% of next $250 million	International Portfolio
0.20% of next $500 million	0.85% of first $100 million
0.15% over $1 billion	0.80% of next $100 million
0.70% over $200 million
Small Cap Growth Portfolio

0.80% of first $150 million	Capital Growth Portfolio
0.75% of next $150 million	0.90% of first $100 million
0.70% of next $300 million	0.85% of next $100 million
0.65% over $600 million	0.80% of next $300 million

0.75% over $500 million

Mid Cap Opportunity Portfolio
0.85% of first $100 million	Strategic Value Portfolio
0.80% of next $100 million	0.75% of first $100 million
0.75% of next $300 million	0.70% of next $400 million
0.70% over $500 million	0.65% of next $500 million

Capital Appreciation Portfolio	International Small-Mid Company Portfolio
0.80% of first $100 million	1.00% of first $100 million
0.75% of next $300 million	0.90% of next $100 million
0.65% of next $600 million	0.85% over $200 million
0.60% over $1 billion
High Income Bond Portfolio

Aggressive Growth Portfolio	0.75% of first $75 million
0.80% of first $100 million	0.70% of next $75 million
0.75% of next $400 million	0.65% of next $75 million
0.70% over $500 million	0.60% over $225 million

S&P 500® Index Portfolio	Nasdaq-100® Index Portfolio
0.40% of first $100 million	0.40% of first $100 million
0.35% of next $150 million	0.35% of next $150 million
0.33% over $250 million	0.33% over $250 million

Bristol Portfolio	Balanced Portfolio
0.80% of first $100 million	0.65% of first $200 million
0.70% of next $400 million	0.60% of next $300 million
0.65% over $500 million	0.55% over $500 million

Bond Portfolio	Bryton Growth Portfolio
0.60% of first $100 million	0.85% of first $100 million
0.50% of next $150 million	0.75% of next $400 million
0.45% of next $250 million	0.70% over $500 million
0.40% of next $500 million
0.30% of next $1 billion	Target VIP Portfolio
0.25% over $2 billion	0.60% of first $100 million
0.55% of next $400 million
Bristol Growth Portfolio	0.50% over $500 million
0.80% of first $100 million
0.70% of next $400 million	Risk Managed Balanced Portfolio
0.65% over $500 million	0.90% of first $500 million
0.75% over $500 million

However, the Adviser is presently waiving its fees for the Money Market Portfolio in excess of 0.25% of the first $100 million of average daily net assets.

Additionally, effective June 1, 2013, the Adviser agreed to waive advisory fees for the International Portfolio equal to an annualized rate of 0.44% of the first $200 million of average daily net assets, and 0.39% of the average daily net assets thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver will continue for a yet undetermined amount of time.

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity Portfolio, International Portfolio, Capital Appreciation Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, Capital Growth Portfolio, High Income Bond Portfolio, Strategic Value Portfolio, Bristol Portfolio, Bryton Growth Portfolio, Balanced Portfolio, Target VIP Portfolio, Risk Managed Balanced Portfolio, and the equity component of the Omni Portfolio subject to the approval of the Fund’s Board of Directors. The Adviser has entered into Sub-Advisory Agreements with ClearBridge, Eagle, Federated Equity, Federated Global, Jennison, Janus, GSAM, Federated Investment, Suffolk, ICON, First Trust, and AnchorPath as the case may be, to manage the investment and reinvestment of those portfolios’ assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:

(a) Federated Global fees at the annual rate of

(i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, which as of June 1, 2013, Federated Global agreed to voluntarily waive (not subject to recoupment) for a yet undetermined amount of time, and

(ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small-Mid Company Portfolio;

(b) Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of average daily net asset value in excess of $1 billion of the Capital Appreciation Portfolio;

(c) Janus fees at the annual rate of

(i) 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth Portfolio,

(ii) 0.55% of the first $150 million, and 0.45% of average daily net assets in excess of $150 million of the Small Cap Growth Portfolio, and

(iii) 0.35% of the first $500 million, and 0.25% of average daily net assets in excess of $500 million of the Risk Managed Balanced Portfolio;

(d) GSAM a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Mid Cap Opportunity Portfolio;

(e) Suffolk fees at an annual rate of

(i) 0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol Portfolio,

(ii) 0.50% of the first $100 million, 0.45% of the next $400 million, and 0.40% of average daily net assets in excess of $500 million of the Bryton Growth Portfolio,

(iii) 0.30% of the first $100 million, 0.25% of the next $150 million, 0.225% of the next $250 million, 0.20% of the next $500 million, 0.15% of the next $1 billion, and 0.125% of average daily net assets in excess of $2 billion of the Omni Portfolio, and

(iv) 0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol Growth Portfolio;

(f) Federated Investment a fee at an annual rate of 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond Portfolio;

(g) Federated Equity a fee at an annual rate of 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of the Strategic Value Portfolio;

(h) ClearBridge a fee at an annual rate of 0.40% of the first $200 million and 0.38% of average daily net assets in excess of $200 million of the Equity Portfolio;

(i) Eagle a fee at an annual rate of 0.59% of the first $100 million, 0.55% of the next $100 million and 0.50% of average daily net assets in excess of $200 million of the Capital Growth Portfolio;

(j) ICON a fee at an annual rate of 0.40% of the first $200 million, 0.35% of next $300 million, and 0.30% of average daily net assets in excess of $500 million for the Balanced Portfolio;

(k) First Trust a fee at an annual rate of 0.35% of the first $500 million, and 0.25% of average daily net assets in excess of $500 million for the Target VIP Portfolio; and

(l) AnchorPath a fee at an annual rate of 0.20% of the first $500 million, and 0.15% of average daily net assets in excess of $500 million for the Risk Managed Balanced Portfolio.

The following investment advisory fees from each of the Fund’s portfolios were paid to the Adviser for each of the indicated years, ending December 31:

2013	2012	2011

Equity Portfolio	$1,627,773	$1,496,004	$1,620,785
Money Market Portfolio	651,446	649,656	726,625
Bond Portfolio	869,571	944,829	861,684
Omni Portfolio	211,444	206,512	231,230
International Portfolio	1,047,616	1,490,415	1,615,635
Capital Appreciation Portfolio	1,013,936	919,974	983,923
International Small-Mid Company Portfolio	693,854	624,354	707,122
Aggressive Growth Portfolio	278,927	241,204	223,133
Small Cap Growth Portfolio	451,880	308,222	298,825
Mid Cap Opportunity Portfolio	643,307	553,663	565,630
S&P 500® Index Portfolio	932,752	726,354	662,660
Capital Growth Portfolio	606,315	494,691	494,205
High Income Bond Portfolio	2,071,730	2,004,768	1,873,051
Strategic Value Portfolio	2,228,645	1,096,042	223,153
Nasdaq-100® Index Portfolio	309,603	262,904	222,301
Bristol Portfolio	1,662,772	1,500,387	1,421,514
Bryton Growth Portfolio	1,389,516	1,258,148	1,169,004
Balanced Portfolio	887,860	223,191	106,823
Target VIP Portfolio	147,712	131,340	130,698
Bristol Growth Portfolio	923,189	834,211	750,990
Total	$18,649,848	$15,966,869	$14,888,991

The following additional amounts were earned but waived by the Adviser as described above:

	2013	2012	2011
Money Market Portfolio	$50,000	$50,000	$50,000
International Portfolio	$474,945	$0	$0

The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of such portfolio’s average daily net asset value, the Adviser will pay such expenses. For 2013, the Advisor paid no such fees. In 2013, the Adviser voluntarily reimbursed the Money Market Portfolio for certain expenses, in the amount of $700,798.

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

	Board of Directors	Shareholders
Equity Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Equity Portfolio (Sub-Advisory)	05-20-1999	07-22-1999
Money Market Portfolio	01-24-1996	03-28-1996
Bond Portfolio	01-24-1996	03-28-1996
Omni Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Omni Portfolio (Sub-Advisory)	03-20-2002	04-30-2002
International Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
International Portfolio (Sub-Advisory)	12-09-1998	04-05-1999
Capital Appreciation Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Capital Appreciation Portfolio (Sub-Advisory)	11-02-1999	04-03-2000
International Small-Mid Company Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
International Small-Mid Company Portfolio (Sub-Advisory)	12-09-1998	04-05-1999
Aggressive Growth Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Aggressive Growth Portfolio (Sub-Advisory)	11-07-2001	03-27-2002

Small Cap Growth Portfolio (Investment Advisory and Service)	08-22-1996	01-02-1997
Small Cap Growth Portfolio (Sub-Advisory)	08-28-2002	N/A
Mid Cap Opportunity Portfolio (Investment Advisory and Service)	08-22-1996	01-02-1997
Mid Cap Opportunity Portfolio (Sub-Advisory)	11-19-2009	N/A
S&P 500® Index Portfolio	08-22-1996	01-02-1997
Capital Growth Portfolio (Investment Advisory and Service)	02-11-1998	04-30-1998
Capital Growth Portfolio (Sub-Advisory)	05-29-2003	N/A
High Income Bond Portfolio	02-11-1998	04-30-1998
Strategic Value Portfolio	02-11-1998	04-30-1998
Nasdaq-100® Index Portfolio	03-08-2000	05-01-2000
Bristol Portfolio	03-20-2002	04-30-2002
Bryton Growth Portfolio	03-20-2002	04-30-2002
Balanced Portfolio	03-08-2004	N/A
Target VIP Portfolio	09-22-2010	N/A
Bristol Growth Portfolio	03-27-2007	N/A
Risk Managed Balanced Portfolio	03-06-2014	N/A

These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund’s directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Fund’s Board of Directors reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. In reviewing the agreements, the Board reviews information provided to it by the Adviser and subadvisers before the meeting. The Board considers the nature and quality of services provided by the Adviser and each subadviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser’s income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which portfolio securities are purchased and sold. The performance of each portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the directors request and receive information from the Adviser and subadvisers relative to these factors. The Board also considers the Adviser’s and subadvisers’ compliance with investment policies, regulatory requirements and ethical standards. The independent directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/Sub-Advisory Agreements, each portfolio) is considered separately on its own merits.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated as to any portfolio at any time without the payment of any penalty, on 60 days’ written notice to the Adviser by the Fund’s Board of Directors or by a vote of the majority of the portfolio’s outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days’ written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days’ written notice to the Fund and the other party. Any Agreement will automatically terminate in the event of its assignment.

The Securities and Exchange Commission has issued an order permitting the Adviser, subject to the Fund Board’s approval and oversight, to enter into, materially amend and terminate subadvisory agreements (other than with affiliated subadvisors). The shareholders of each portfolio then in existence approved this arrangement on April 30, 2002.

PORTFOLIO MANAGERS

Bond Portfolio

Portfolio Manager: Philip Byrde

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	1 fund / $6.8 million
Other Pooled Investment Vehicles	0
Other Accounts	5 / $4.60 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Philip Byrde is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Byrde’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Omni Portfolio (Fixed Income Portion)

Portfolio Manager: Philip Byrde

Other Accounts Managed	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	1 fund / $148.2 million
Other Pooled Investment Vehicles	0
Other Accounts	5 / $4.60 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Philip Byrde is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Byrde’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Money Market Portfolio

Portfolio Manager: William Hilbert

Other Accounts Managed	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	2 funds / $411.6 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio —trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: William Hilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on performance vs. the portfolio’s Lipper peer group calculated over one and three year time periods. A portion of Mr. Hilbert’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $50,001 — $100,000

S&P 500® Index Portfolio

Portfolio Manager: William Hilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	2 funds / $356.2 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: William Hilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including the portfolio’s correlation and proximity to its benchmark both calculated over one and three year time periods. A portion of Mr. Hilbert’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $50,001 — $100,000

Nasdaq-100® Index Portfolio

Portfolio Manager: William Hilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	2 funds / $574.8 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: William Hilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including the portfolio’s correlation and proximity to its benchmark both calculated over one and three year time periods. A portion of Mr. Hilbert’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Bristol Portfolio

Portfolio Manager: Donald Gilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	8 funds / $1,022.4 million
Other Pooled Investment Vehicles	0
Other Accounts	9 / $709.6 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of other factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: 0%-10%

Bristol Portfolio

Portfolio Manager: Andrew Wong

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	6 funds / $970.6 million
Other Pooled Investment Vehicles	0
Other Accounts	4 / $314.0 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Andrew Wong is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: 0%-10%

Omni Portfolio (Equity Portion)

Portfolio Manager: Donald Gilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	8 funds / $1,022.4 million
Other Pooled Investment Vehicles	0
Other Accounts	9 / $709.6 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: 0%-10%

Omni Portfolio (Equity Portion)

Portfolio Manager: Andrew Wong

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	6 funds / $970.6 million
Other Pooled Investment Vehicles	0
Other Accounts	4 / $314.0 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Andrew Wong is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: 0%-10%

Bryton Growth Portfolio

Portfolio Manager: Christopher Liong

Other Accounts Managed	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	2 funds / $51.8 million
Other Pooled Investment Vehicles	0
Other Accounts	5 / $571.2 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Christopher Liong is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: 0%-10%

Balanced Portfolio

Portfolio Manager: Donovan “Jerry” Paul

ICON uses a disciplined, objective, non-emotional methodology to identify industries and sectors that its methodology suggests are underpriced relative to its calculation of intrinsic value. Each Portfolio is managed by the respective Portfolio Manager who evaluates the market sectors and looks to identify themes and industries based on value-to-price ratios and relative strength metrics, the core of the ICON system. The day-to-day management of the Portfolio is system-based and continuously monitored by the Portfolio Manager. Investment decisions are subject to an account’s objective(s), policies, and restrictions and the oversight of ICON’s Investment Committee.

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	1 funds / $99 million
Other Pooled Investment Vehicles	0
Other	Member of Investment team that develops model used to manage 3,134 mutual fund allocation portfolios/ $279 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager regularly purchases or sells the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will receive a minimum fill amount (“MFA”). After the MFA is made, the remaining shares in the partial fill are allocated pro-rata to the accounts with orders exceeding the MFA.

ICON has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager’s 401(k) program.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund.

Balanced Portfolio

Portfolio Manager: Zach Jonson

ICON uses a disciplined, objective, non-emotional methodology to identify industries and sectors that its methodology suggests are underpriced relative to its calculation of intrinsic value. Each Portfolio is managed by the respective Portfolio Manager who evaluates the market sectors and looks to identify themes and industries based on value-to-price ratios and relative strength metrics, the core of the ICON system. The day-to-day management of the Portfolio is system-based and continuously monitored by the Portfolio Manager. Investment decisions are subject to an account’s objective(s), policies, and restrictions and the oversight of ICON’s Investment Committee.

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	Portfolio manager 3 funds / $259 million
Other Pooled Investment Vehicles	0
Other	Member of Investment team that develops model used to manage 3,629 mutual fund allocation portfolios/ $300 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager regularly purchases or sells the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will receive a minimum fill amount (“MFA”). After the MFA is made, the remaining shares in the partial fill are allocated pro-rata to the accounts with orders exceeding the MFA.

ICON has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager’s 401(k) program.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund.

Equity Portfolio

Portfolio Manager: Sam Peters

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed/ Total Assets*

Registered Investment Companies	1 / $2,634,221,446
Other Pooled Investment Vehicles	4 / $465,000,760
Other Accounts	4 / $1,055,879,609

____________

*None of the other accounts have a performance based advisory fee.

Conflicts of Interest: Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Compensation: ClearBridge’s investment professionals participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall Firm results. The total compensation program includes a competitive base salary and a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the Firm’s values.

A portion of annual bonuses is deferred into compensations plans that vest over the course of several years after the grant date. Deferrals are tied to portfolio performance, Legg Mason stock, and ClearBridge equity products. Currently, employees who receive an incentive award greater or equal to $100k have 20% of that award subject to deferral.

Discretionary compensation can include:

• Cash Incentive Award

• ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program.

These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund Equity Portfolio.

International Small-Mid Company Portfolio

Portfolio Manager: Leonardo A Vila

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Leonardo Vila	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	1 / $221.3 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Leonardo Vila is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on another account managed by the portfolio manager, i.e. Federated International Small-Mid Company Fund (“FISCF”). IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. FISCF’s designated peer group of comparable accounts and vs. FISCF's benchmark (i.e. S&P Developed ex US Small-Mid Cap Growth Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Vila is the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific peer groups and benchmarks. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Leo Vila was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Strategic Value Portfolio

Portfolio Managers: Walter C. Bean

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Walter Bean	Total Number of Additional Accounts Managed / Total Assets*

Registered Investment Companies	2 / $8.6 billion
Other Pooled Investment Vehicles	2 / $314.8 million
Other Accounts	338 / $10.5 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Walter Bean is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Dow Jones Select Dividend Index). In addition, performance is measured by comparing the Fund’s average gross one-year distribution yield for 1, 3 and 5 calendar year periods vs. a designated peer group of comparable accounts. Performance is also measured by comparing the Fund’s average one-year distribution yield vs. the Fund’s benchmark and the Fund’s one-year dividend growth vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Walter Bean is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts or funds used to determine IPP. In his role as head of the Equity Value team, Mr. Bean has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Portfolio Manager: Daniel Peris

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Daniel Peris	Total Number of Additional Accounts Managed / Total Assets*

Registered Investment Companies	2 / $8.6 billion
Other Pooled Investment Vehicles	2 / $314.8 million
Other Accounts	338 / $10.5 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Daniel Peris is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's absolute return for the one and three year measure and the Fund’s benchmark for year five (i.e., Dow Jones Select Dividend Index). In addition, performance is measured by comparing the Fund’s average gross one-year distribution yield for 1, 3 and 5 calendar year periods vs. a designated peer group of comparable accounts. Performance is also measured by comparing the Fund’s average one-year distribution yield vs. the Fund’s benchmark and the Fund’s one-year dividend growth vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Daniel Peris is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts or funds used to determine IPP. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

High Income Bond Portfolio

Portfolio Manager: Mark Durbiano

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed / Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	20 / $11.5 billion	0
Other Pooled Investment Vehicles	1 / $29.7 million	0
Other Accounts	2 / $86.0 million	2 / $192.3 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

 Other Accounts with Performance Gee: 2 Accounts/$174.8 million

Dollar value range of shares owned in the Fund: None.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and vs. the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

International Portfolio

Portfolio Manager: Audrey H. Kaplan

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Audrey Kaplan	Total Number of Additional Accounts Managed / Total Assets*

Registered Investment Companies	3 / $628.1 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Audrey Kaplan is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Morgan Stanley Capital International All Country World ex U.S.

Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Audrey Kaplan is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts or funds used to determine IPP. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Audrey Kaplan was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Portfolio Manager: Geoffrey C. Pazzanese

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Geoffrey Pazzanese	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 / $628.1 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Geoffrey Pazzanese is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Morgan Stanley Capital International All Country World ex U.S. Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Geoffrey Pazzanese is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts or funds used to determine IPP. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Geoffrey Pazzanese was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Capital Appreciation Portfolio

Portfolio Managers: Mark G. DeFranco and Brian M. Gillott are the portfolio managers of the portfolio. Mr. DeFranco and Mr. Gillott generally have final authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mark G. DeFranco is a Managing Director of Jennison. Mr. DeFranco joined Jennison Associates in 1998 and has over 26 years of experience in the investment industry. As a member of Jennison Associates’ Opportunistic Equity team, Mr. DeFranco co-manages over $3 billion in assets. In addition to his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. Before joining Jennison, Mr. DeFranco was a precious metals equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Prior to Pomboy Capital, Mr. DeFranco spent six years as a research analyst at Comstock Partners, responsible for following value equity securities as well as fixed income investments. He was also a member of the equity research sales division of Salomon Brothers from 1987 to 1989. Mr. DeFranco graduated with an M.B.A. in finance from Columbia University and received a B.A. in economics from Bates College. Barron’s Magazine named Mr. DeFranco as one of the top 100 mutual fund managers in 2005, 2006, 2007 and 2008.

Brian M. Gillott is a Managing Director of Jennison. Mr. Gillott joined Jennison in 1998 and has over 18 years of experience in the investment industry. As a member of Jennison Associates’ Opportunistic Equity team, Mr. Gillott co-manages over $3 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. Mr. Gillott joined Jennison from Soros Fund Management, where he was an equity analyst following a variety of industries for the company’s global hedge fund, seeking both long and short opportunities. Prior to Soros Fund, he was an analyst at Goldman Sachs & Co. in the private client asset management group. He received a B.S. with honors from Penn State University. During his four years at Penn State, he worked at Trinity Investment Management as a financial analyst. Barron’s Magazine named Mr. Gillott as one of the top 100 mutual fund managers 2005, 2006, 2007 and 2008.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Other Accounts Managed:

Account Type	Portfolio Manager	Market Value (Thousands)	Number of Accounts	Market Value of Performance Fee Accounts (Thousands)	Number of Performance Fee Accounts
Registered Investment Companies	DeFranco, Mark G.	$512,150	1	0	0
Other Pooled Investment Vehicles	DeFranco, Mark G.	$1,323,208	4	0	0
Other Accounts*	DeFranco, Mark G.	$1,314,070	11	0	0

____________

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Account Type	Portfolio Manager	Market Value (Thousands)	Number of Accounts	Market Value of Performance Fee Accounts (Thousands)	Number of Performance Fee Accounts
Registered Investment Companies	Gillott, Brian M.	$512,150	1	0	0
Other Pooled Investment Vehicles	Gillott, Brian M.	$1,323,208	4	0	0
Other Accounts*	Gillott, Brian M.	$1,314,070	11	0	0

____________

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Conflicts of Interest: Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

• Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

• Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

• Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

• Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

• Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

• Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest.

• Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

• Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

• Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

Jennison has adopted a code of ethics and policies relating to personal trading.

Compensation: Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

•  One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio managers in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

-  Performance for the composite of accounts that includes the Portfolio managed by the portfolio managers is measured against the Russell 3000 Index.

The following qualitative factors reviewed for the portfolio managers may include:

•  The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•  Historical and long-term business potential of the product strategies;

• Qualitative factors such as teamwork and responsiveness; and

• Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional's total compensation.

Ownership of Shares:

Mark G. DeFranco: None

Brian M. Gillott: None

Aggressive Growth Portfolio

Portfolio Manager: Doug Rao

Other Accounts:

The following is information regarding the number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2013.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets
Registered Investment Companies	5(1) / $4,949,447,942
Other Pooled Investment Vehicles	1 / $33,388,945
Other Accounts	3 / $1,021,855,759

____________

(1)Two of the accounts included in the total, consisting of $4,115,916,320 of the total assets, has a performance-based advisory fee.

Material Conflicts: The following describes material conflicts as of December 31, 2013. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge fund, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation: The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2013.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as the complexity of managing funds, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares - None

Mid Cap Opportunity Portfolio

Senior Portfolio Manager: Steven M. Barry

Portfolio Managers: Jeffrey Rabinowitz, Craig Glassner

Other Accounts Managed by the Portfolio Managers

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of December 31, 2013, which is prior to the date the individuals became portfolio managers for the Portfolio.

	Number of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($MM)	Number of Accounts	Assets Managed($MM)	Number of Accounts	Assets Managed ($MM)
Steven M. Barry	19	$11,473	9	$4,203	85	$6,274
Jeffrey Rabinowitz	11	$8,900	3	$208	16	$715
Craig Glassner	8	$8,413	1	$64	16	$715

	Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($MM)	Number Of Accounts	Assets Managed ($MM)	Number of Accounts	Assets Managed ($MM)
Steven M. Barry	0	$0	0	$0	2	$186

Conflicts of Interest: The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser (a “Fund” and together the “Funds”) or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the Funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Fund performance, and GSAM would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and Funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds.

The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

Compensation: Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

The benchmark for the Mid Cap Opportunity Portfolio is Russell Midcap Growth Index.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Capital Growth Portfolio

Portfolio Manager: Bert Boksen, CFA

Other Accounts Managed as of December 31, 2013	Total Number of Other Accounts Managed/Total Assets	Number of Other Accounts in which Advisory Fee is Based on Account’s Performance
Registered Investment Companies	11 / $7,733,964,895	0
Other Pooled Investment Vehicles	2 / $181,516,325	2 / $181,516,325
Other Accounts	5,411/ $3,981,109,377	0

Potential Conflicts: Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to two limited partnerships formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P and Eagle Aggressive Growth Partners II L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnerships.

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it’s subsidiaries may have investment interest in such investment partnership.

Conflicts of Interest: Eagle’s portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Description of Compensation Structure

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys;

Mr. Boksen along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

Additional deferred compensation plans are provided to key investment professionals;

Mr. Boksen along with all employees receive benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen.

Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen also receives Stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted

Mr. Boksen’s benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Ownership of Shares: None

Capital Growth Portfolio

Portfolio Co-Manager: Eric Mintz, CFA

Other Accounts Managed as of December 31, 2013	Total Number of Other Accounts Managed/Total Assets	Number of Other Accounts in which Advisory Fee is Based on Account’s Performance
Registered Investment Companies	11 /$ 7,733,964,895	0
Other Pooled Investment Vehicles	0	0
Other Accounts	5,411 / $3,981,109,377	0

Potential Conflicts:

None Conflicts of Interest: Eagle’s portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Description of Compensation Structure:

Mr Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Mintz, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as research analyst as well as contribution to the results of Eagle’s investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as Assistant Portfolio Managers of the fund and other similarly managed accounts. Mr. Mintz also may receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

Ownership of Shares: None

Small Cap Growth Portfolio

Portfolio Manager: Jonathan D. Coleman

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2013.

Other Accounts	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	11 / $9,498,500,248
Other Pooled Investment Vehicles	0
Other Accounts	3 / $293,679,866

Material Conflicts:

The following describes material conflicts as of December 31, 2013. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2013.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as the complexity of managing funds, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares: None

Small Cap Growth Portfolio

Portfolio Manager: Maneesh Modi

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2013.

Other Accounts	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	4 / $2,866,750,039
Other Pooled Investment Vehicles	0
Other Accounts	0

Material Conflicts

The following describes material conflicts as of December 31, 2013. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the

Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2013.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as the complexity of managing funds, and scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibility may also have guaranteed minimum compensation levels for limited periods.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares: None

Target VIP Portfolio

Portfolio Managers:

Investment Committee

The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Target VIP Portfolio. There are currently four members of the Investment Committee, as follows:

Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years

Daniel J. Lindquist	Chairman of the Investment Committee and Managing Director	Since 2004	Managing Director (July 2012 to Present); Senior Vice President (September 2005 to July 2012) of First Trust and First Trust Portfolios L.P.
Jon C. Erickson	Senior Vice President	Since 1994	Senior Vice President of First Trust and First Trust Portfolios L.P.
David G. McGarel	Chief Investment Officer and Managing Director	Since 1997	Chief Investment Officer (June 2012 to Present); Managing Director (July 2012 to Present); Senior Vice President (January 2004 to July 2012) of First Trust and First Trust Portfolios L.P.
Roger F. Testin	Senior Vice President	Since 2001	Senior Vice President of First Trust and First Trust Portfolios L.P.

Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.

David G. McGarel: As First Trust’s Chief Investment Officer and as a Managing Director, Mr. McGarel consults with the Investment Committee on market conditions and First Trust’s general investment philosophy.

Jon C. Erickson: As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Roger F. Testin: As the head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds’ portfolios.

Compensation

The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as Fund performance or the value of assets included in the Fund’s portfolios. In addition, Mr. Erickson, Mr. Lindquist and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

The Investment Committee manages other investment vehicles and accounts with the number of accounts and assets, as of December 31, 2013, set forth in the table below:

Accounts Managed by Investment Committee

(As of December 31, 2013)

Other Accounts Managed: Roger F. Testin	Total Number of Other Accounts Managed / Total Assets	Total Number of Other Accounts Managed / Total Assets Subject to Performance-Based Fees
Registered Investment Companies	85 / $24,227,019,444	0
Other Pooled Investment Vehicles	8 / $138,646,923	0
Other Accounts	2,411 / $760,225,152	0

Other Accounts Managed: John C. Erickson	Total Number of Other Accounts Managed / Total Assets	Total Number of Other Accounts Managed / Total Assets Subject to Performance-Based Fees
Registered Investment Companies	85 / $24,227,019,444	0
Other Pooled Investment Vehicles	8 / $138,646,923	0
Other Accounts	2,666 / $760,225,152	0

Other Accounts Managed: David G. McGarel	Total Number of Other Accounts Managed / Total Assets	Total Number of Other Accounts Managed / Total Assets Subject to Performance-Based Fees
Registered Investment Companies	85 / $24,227,019,444	0
Other Pooled Investment Vehicles	8 / $138,646,923	0
Other Accounts	2,411 / $760,225,152	0

Other Accounts Managed: Daniel J. Lindquist	Total Number of Other Accounts Managed / Total Assets	Total Number of Other Accounts Managed / Total Assets Subject to Performance-Based Fees
Registered Investment Companies	85 / $24,227,019,444	0
Other Pooled Investment Vehicles	8 / $138,646,923	0
Other Accounts	2,411 / $760,225,152	0

None of the accounts managed by the Investment Committee pay an advisory fee to First Trust that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee’s management of the First Trust Funds investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of the First Trust Funds and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the First Trust Funds and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the First Trust Funds and other accounts managed by the Investment Committee. None of the members of the Investment Committee owns interests in the Fund.

Bristol Growth Portfolio

Portfolio Manager: Christopher Liong

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	2 funds / $51.8 million
Other Pooled Investment Vehicles	0
Other Accounts	5 / $571.2 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Christopher Liong is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: 0%-10%

Bristol Growth Portfolio

Portfolio Manager: Donald Gilbert

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	8 funds / $1,022.4 million
Other Pooled Investment Vehicles	0
Other Accounts	9 / $709.6 million

____________

*None of the Accounts has an advisory fee that is based on performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of other factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: 0%-10%

Risk Managed Balanced Portfolio

Portfolio Manager: Marc Pinto

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2013.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets
Registered Investment Companies	11(1)/ $22,006,932,436
Other Pooled Investment Vehicles	0
Other Accounts	15(2)/ $510,701,159

____________

(1)One of the accounts included in the total, consisting of $9,947,040,080 of the total assets, has a performance-based advisory fee.

(2)One of the accounts included in the total, consisting of $242,583,076 of the total assets, has a performance-based advisory fee.

Material Conflicts:

The following describes material conflicts as of December 31, 2013. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge fund, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2013.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as the complexity of managing funds, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares: None

Risk Managed Balanced Portfolio

Portfolio Manager: Gibson Smith

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2013.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets
Registered Investment Companies	24 / $23,870,290,511
Other Pooled Investment Vehicles	0
Other Accounts	33 / $4,973,783,110

Material Conflicts:

The following describes material conflicts as of December 31, 2013. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge fund, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2013.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as the complexity of managing funds, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares: None

Risk Managed Balanced Portfolio

Portfolio Managers: Marshall C. Greenbaum, Joseph L. D’Anna

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	0
Other Pooled Investment Vehicles	0
Other Accounts	11 / $1,503,576

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: The Portfolio Managers have management responsibility for other accounts, which may create the potential for conflicts to arise. Even though all accounts in the same investment style are managed similarly, the portfolio manager can make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at the same time or at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager’s personal investing may also give rise to potential conflicts of interest.

AnchorPath has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

Compensation: AnchorPath’s compensation policy is to pay Portfolio Managers a fixed salary and discretionary bonuses based on asset growth and corporate profitability. In addition, Mr. Greenbaum is a direct owner of the firm.

Ownership of Shares: None

Brokerage Allocation

The Adviser buys and sells the portfolio securities for the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio, and the fixed-income component of the Omni Portfolio, and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors’ approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a sub-adviser may direct brokerage to a broker that also sells Ohio National’s products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.

For each of the indicated years, ending on December 31, the following brokerage commission amounts were paid by each portfolio:

	2013	2012	2011
Equity Portfolio	$156,500	$161,945	$220,713
Money Market Portfolio	None	None	None
Bond Portfolio	None	None	None
Omni Portfolio	109,566	110,110	99,895
International Portfolio	403,205	395,565	464,273
Capital Appreciation Portfolio	144,983	134,033	211,670
International Small-Mid Company Portfolio	143,079	131,563	177,606
Aggressive Growth Portfolio	25,991	9,087	28,084
Small Cap Growth Portfolio	126,065	47,616	38,752
Mid Cap Opportunity Portfolio	42,278	43,360	57,204
S&P 500® Index Portfolio	15,350	6,482	6,313
Capital Growth Portfolio	37,807	35,902	37,959
High Income Bond Portfolio	None	None	None
Strategic Value Portfolio	200,831	174,791	24,496
Nasdaq-100® Index Portfolio	12,893	7,566	12,114
Bristol Portfolio	927,410	892,488	676,717
Bryton Growth Portfolio	1,282,096	1,086,345	951,540
Balanced Portfolio	178,241	75,570	13,479
Target VIP Portfolio	21,458	12,041	11,113
Bristol Growth Portfolio	406,990	408,876	291,991
Total	$4,253,353	$3,733,340	$3,323,919

In 2013, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.

Purchase and Redemption of Shares

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market Portfolio is normally $10 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund’s shares is determined on each day on which an order for purchase or redemption of the Fund’s shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price at the close of the exchange or, if there has been no sale that day, then the mean between the bid and ask prices will be used. Over-the-counter securities are valued at the last trade price as of 4:00 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: FT Interactive Data, Reuters, Bloomberg, Standard and Poor’s Securities Evaluations, Inc. and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market Portfolio and Omni Portfolio, with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni Portfolio at amortized cost. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940, as amended, to value the assets of the Money Market Portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $10 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni Portfolio and Money Market Portfolio are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni Portfolio and of those portfolios other than the Money Market Portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni Portfolio, to maintain a dollar-weighted average maturity of not more than 120 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market Portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni Portfolio and Money Market Portfolio are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund’s Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market Portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio’s net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $10 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio’s $10 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $10. ONLI, ONLAC and NSLAC, the sole shareholders of the Money Market Portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market Portfolio will be bound by such agreement.

Tax Status

At December 31, 2013, the Fund and each then existing portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under Section 817(h) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

Total Return

Total returns quoted in advertising reflect all aspects of a portfolio’s investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio’s net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return,
	n	=	the number of years, and
	ERV	=	the ending redeemable value of a hypothetical $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year or since inception (if there is no 10 year history) periods ended on December 31, 2013, are as stated below:

Portfolio Performance	One Year	Five Years	Ten Years	From Inception	Inception Date
Equity Portfolio	37.69%	18.23%	2.26%	—	1/14/1971
Money Market Portfolio	0.00%	0.00%	1.52%	—	3/20/1980
Bond Portfolio	-1.92%	7.85%	4.05%	—	11/2/1982
Omni Portfolio	30.53%	16.15%	7.49%	—	9/10/1984
International Portfolio	11.60%	12.87%	4.77%	—	5/3/1993
International Small-Mid Company Portfolio	27.68%	17.71%	9.80%	—	3/31/1995
Capital Appreciation Portfolio	34.51%	21.05%	8.54%	—	4/30/1994
Aggressive Growth Portfolio	31.44%	19.13%	8.62%	—	3/31/1995
Small Cap Growth Portfolio	45.29%	28.12%	11.93%	—	1/3/1997
Mid Cap Opportunity Portfolio	32.46%	20.84%	7.31%	—	1/3/1997
Capital Growth Portfolio	30.26%	21.69%	10.80%	—	5/1/1998
S&P 500® Index Portfolio	31.74%	17.38%	6.91%	—	1/3/1997
High Income Bond Portfolio	7.08%	17.11%	7.86%	—	5/1/1998
Strategic Value Portfolio	21.00%	13.06%	4.91%	—	5/1/1998
Nasdaq-100® Index Portfolio	35.98%	24.86%	9.52%	—	5/1/2000
Bristol Portfolio	41.21%	17.92%	7.54%	—	5/1/2002
Bryton Growth Portfolio	40.73%	19.06%	7.60%	—	5/1/2002
Balanced Portfolio	15.26%	12.46%	—	7.19%	5/1/2004
Target VIP Portfolio	36.71%	16.32%	—	4.98%	11/2/2005
Bristol Growth Portfolio	38.62%	19.43%	—	6.19%	5/1/2007

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ended on December 31, 2013 (shown as an end-of-period dollar value assuming a hypothetical initial investment of $10,000) were as follows:

	Five Years	Ten Years	Since Inception
Equity Portfolio	$23,105	$12,503	—
Bond Portfolio	$14,590	$14,881	—
Omni Portfolio	$21,136	$20,597	—
International Portfolio	$18,320	$15,931	—
International Small-Mid Company Portfolio	$22,596	$25,466	—
Capital Appreciation Portfolio	$25,995	$22,686	—
Aggressive Growth Portfolio	$23,992	$22,857	—
Small Cap Growth Portfolio	$34,527	$30,858	—
Mid Cap Opportunity Portfolio	$25,766	$20,258	—
Capital Growth Portfolio	$26,687	$27,876	—
S&P 500® Index Portfolio	$22,282	$19,500	—
High Income Bond Portfolio	$22,025	$21,320	—
Strategic Value Portfolio	$18,474	$16,154	—
Nasdaq-100® Index Portfolio	$30,349	$24,839	—
Bristol Portfolio	$22,797	$20,691	—
Bryton Growth Portfolio	$23,921	$20,806	—
Balanced Portfolio	$17,986	—	$19,571
Target VIP Portfolio	$21,296	—	$14,873
Bristol Growth Portfolio	$24,297	—	$14,928

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm with offices at 191 W. Nationwide Boulevard, Suite 500, Columbus, Ohio, serves as the independent registered public accounting firm for the Fund for the fiscal year ending

December 31, 2014. KPMG LLP will perform an annual audit of the Fund’s financial statements. Reports of its activities are provided to the Fund’s Board of Directors. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of KPMG LLP.

Financial Statements

The Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2013 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference.

Licensing

The S&P 500 Index, the Dow Jones Industrial Average and the Dow Jones U.S. Select Dividend Index are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by First Trust (the “Licensee”). Standard & Poor’s®, S&P 500® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Target VIP Portfolio (the “Product”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product. S&P Dow Jones Indices’ only relationship to First Trust with respect to the Dow Jones Industrial Average and the Dow Jones U.S. Select Dividend Index is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average and Dow Jones U.S. Select Dividend Index are determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the Product. S&P Dow Jones Indices have no obligation to take the needs of First Trust or the owners of the Product into consideration in determining, composing or calculating the Dow Jones Industrial Average or the Dow Jones U.S. Select Dividend Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Product. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. CME Group Inc., the parent of SPDJI, and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE, DOW JONES U.S. SELECT DIVIDEND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE, THE DOW JONES U.S. SELECT DIVIDEND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Target VIP Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ OMX® Group, Inc. (including its affiliates) (NASDAQ OMX®, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Target VIP

Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the Target VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Target VIP Portfolio particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to First Trust (Licensee) is in the licensing of the NASDAQ®, OMX®, Nasdaq-100®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ OMX® without regard to Licensee or the Target VIP Portfolio. NASDAQ OMX® has no obligation to take the needs of the Licensee or the record of beneficial shareholders of the Target VIP Portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target VIP Portfolio to be issued or in the determination or calculation of the equation by which the Target VIP Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Target VIP Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, RECORD OF BENEFICIAL SHAREHOLDERS OF THE TARGET VIP PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Value Line Publishing, LLC’s (“VLP”) only relationship to First Trust is VLP’s licensing to First Trust of certain VLP trademarks and trade names and the Value Line Timeliness Ranking System (the “System”), which is composed by VLP without regard to First Trust, the Target VIP Portfolio, the Target Equity/Income Portfolio, the Fund or any investor. VLP has no obligation to take the needs of First Trust or any investor in the Target VIP Portfolio or any other portfolios in the Fund, into consideration in composing the System. The Target VIP Portfolio result may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLP is not responsible for and has not participated in the determination of the prices and composition of the Target VIP Portfolio or the timing of the issuance for sale of the Target VIP Portfolio or in the calculation of the equations by which the Target VIP Portfolio or any other portfolios in the Fund are to be converted into cash. VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLP MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLP DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLP HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE TARGET VIP PORTFOLIO, AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE TARGET VIP PORTFOLIO, AND/OR THE FUND, AND IN NO EVENT SHALL VLP BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE TARGET VIP PORTFOLIO, AND/OR THE FUND.

“VALUE LINE®,” “THE VALUE LINE INVESTMENT SURVEY,” AND “VALUE LINE TIMELINESSTM RANKING SYSTEM” ARE REGISTERED TRADEMARKS OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, LLC THAT HAVE BEEN LICENSED TO FIRST TRUST PORTFOLIOS L.P. THE TARGET VIP PORTFOLIO IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, LLC, VALUE LINE, INC.OR VALUE LINE SECURITIES, INC.. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

Pending Legal Matters

In December 2007, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). The value of the proceeds received by the Target Equity/Income Portfolio as a result of the Merger was $1,772,400. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. The Target Equity/Income Portfolio composes part of the Fund. On March 2, 2012, the Fund moved the U.S. Bankruptcy Court for the Southern District of New York to dismiss it from the Creditor Trust Action. On January 14, 2014, the Court denied the motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted. As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claim that may result from these complaints will be assumed by the Target VIP Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the Target VIP Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $85,000 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Pursuant to a Court order dated September 7, 2012, certain defendants in the MDL, including the Fund, filed a motion to dismiss on November 6, 2012. The Court granted that MDL motion to dismiss on September 23, 2013. Pending an appeal, only the actual fraudulent transfer claims as alleged in FitzSimons remain. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess the litigation and any offers of settlement.

Appendix - Debt Security Ratings

The Commission has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corp. (“S&P”), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited (“IBCA”) and Thompson Bankwatch, Inc. (“TBW”). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody’s and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody’s, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

Moody’s Investors Service, Inc. (“Moody’s”)

Commercial Paper:

Moody’s short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody’s. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody’s are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corp. (“S&P”)

Commercial Paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P’s highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated ‘BB.’ ‘B,’ ‘CC,’ and ‘C,’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated ‘BB’ has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.

B Debt rated ‘B’ has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.

CCC Debt rated ‘CCC’ has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The ‘CCC’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘B’ or ‘B-” rating.

CC The rating ‘CC’ typically is applied to debt subordinated to senior debt that is assigned an actual or implied ‘CCC’ rating.

C The rating ‘C’ typically is applied to debt subordinated to senior debt that is assigned an actual or implied ‘CCC-’ rating. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating ‘CI’ is reserved for income bonds on which no interest is being paid.

D Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch’s short-term ratings emphasize the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds

AAA  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA.’ Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated ‘ F-1+.’

A Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. ‘DDD’ represents the highest potential for recovery on these bonds, and ‘D’ represents the lowest potential for recovery.

Note: Fitch ratings (other than ‘AAA.’ ‘DDD,’ ‘DD,’ or ‘D’ categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

Ohio National Fund, Inc.

Form N-4

Part C

Other Information

Item 28. Financial Statements and Exhibits

The following audited financial statements are included by reference in Part B of this registration statement:

Statements of Assets and Liabilities as of December 31, 2013

Statements of Operations for the Year Ended December 31, 2013

Statements of Changes in Net Assets for the Years or Periods Ended December 31, 2013 and 2012

Schedule of Investments at December 31, 2013 — Equity Portfolio

Schedule of Investments at December 31, 2013 — Money Market Portfolio

Schedule of Investments at December 31, 2013 — Bond Portfolio

Schedule of Investments at December 31, 2013 — Omni Portfolio

Schedule of Investments at December 31, 2013 — International Portfolio

Schedule of Investments at December 31, 2013 — Capital Appreciation Portfolio

Schedule of Investments at December 31, 2013 — International Small-Mid Company Portfolio

Schedule of Investments at December 31, 2013 — Aggressive Growth Portfolio

Schedule of Investments at December 31, 2013 — Small Cap Growth Portfolio

Schedule of Investments at December 31, 2013 — Mid Cap Opportunity Portfolio

Schedule of Investments at December 31, 2013 — S&P 500® Index Portfolio

Schedule of Investments at December 31, 2013 — High Income Bond Portfolio

Schedule of Investments at December 31, 2013 — Strategic Value Portfolio

Schedule of Investments at December 31, 2013 — Capital Growth Portfolio

Schedule of Investments at December 31, 2013 — Nasdaq-100® Index Portfolio

Schedule of Investments at December 31, 2013 — Bristol Portfolio

Schedule of Investments at December 31, 2013 — Bryton Growth Portfolio

Schedule of Investments at December 31, 2013 — Balanced Portfolio

Schedule of Investments at December 31, 2013 — Target VIP Portfolio

Schedule of Investments at December 31, 2013 — Bristol Growth Portfolio

Notes to Financial Statements for December 31, 2013

Independent Registered Public Accounting Firm’s Report of KPMG LLP dated February 19, 2014

The following audited financial information are included in Part A of this registration statement:

Financial Highlights (Five years ended December 31, 2013)

Exhibits:

(a)(1)	Articles of Restatement of Registrant were filed as Exhibit (a)(1) of Registrant’s Form N-1A, Post-Effective Amendment No. 54 on April 25, 2008 and are incorporated by reference herein.

(a)(2)	Supplementary Articles of Registrant are filed herewith as Exhibit 99(a)(2).

(b)	By-laws of the Registrant are filed herewith as Exhibit 99(2).

(c)(1)

Specimen of certificated securities of the Registrant’s International Portfolio was filed as Exhibit (4) of the Registrant’s Form N-1A, Post-effective Amendment No. 21, on February 26, 1993 and is incorporated by reference herein.

(c)(2)

Specimen of certificated securities of the Registrant’s Capital Appreciation Portfolio was filed as Exhibit (4)(a) of the Registrant’s Form N-1A, Post-effective Amendment No. 25, on March 25, 1994 and is incorporated by reference herein.

(c)(3)

Specimen of certificated securities of the Registrant’s Small Cap Portfolio (now called Millennium) was filed as Exhibit (4)(b) of the Registrant’s Form N-1A, Post-effective Amendment No. 25, on March 25, 1994 and is incorporated by reference herein.

(c)(4)

Specimens of certificated securities of the Registrant’s Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (4)(c) of the Registrant’s Form N-1A, Post-effective Amendment No. 27, on December 30, 1994 and are incorporated by reference herein.

(c)(5)

Specimens of certificated securities of the Registrant’s Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios were filed as Exhibit no. (4)(d) of the Registrant’s Form N-1A, Post-effective Amendment no. 32, on October 21, 1996 and are incorporated by reference herein.

(c)(6)

Specimen of certificated securities of the Registrant’s Nasdaq-100 Index portfolio was filed as Exhibit (c)(6) of the Registrant’s Form N-1A, Post-effective Amendment no. 39, on February 4, 2000 and is incorporated by reference herein.

(d)	Amended and Restated Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., as amended, is filed herewith as Exhibit 99(d).

(d)(1)

Sub-Advisory Agreement (for the Capital Appreciation portfolio) between Ohio National Investments, Inc. and Jennison Associates LLC was filed as Exhibit (d)(1) of the Registrant’s Form N-1A, Post-effective Amendment no. 39, on February 4, 2000 and is incorporated by reference herein.

(d)(1)(a)

Amendment to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Jennison Associates LLC was filed as Exhibit (d)(1)(a) of Registrant’s Form N-1A, Post Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(3)

Sub-Advisory Agreement (for the Aggressive Growth portfolio) between Ohio National Investments, Inc. and Janus Capital Management LLC was filed as Exhibit (d)(3) of the Registrant’s Form N-1A, Post-effective Amendment No. 43, on April 12, 2002 and is incorporated by reference herein.

(d)(3)(a)

Amendments to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC were filed as Exhibit (d)(3)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and are incorporated by reference herein.

(d)(5)

Subadvisory Agreement (for the Omni, Bristol and Bryton Growth portfolios) between Ohio National Investments, Inc. and Suffolk Capital Management, LLC was filed as Exhibit (d)(5) of the Registrant’s Form N-1A, Post-effective Amendment no. 43 on April 12, 2002 and is incorporated by reference herein.

(d)(5)(a)

Amendment to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Suffolk Capital management, LLC was filed as Exhibit (d)(5)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(6)

Sub-Advisory Agreement (for the High Income Bond and Strategic Value Portfolios) between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (5)(j) of the Registrant’s Form N-1A Post-effective Amendment no. 35 on February 13, 1998 and is incorporated by reference herein.

(d)(6)(a)

Amendment to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (d)(6)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(6)(b)

Amendment to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Counseling, substituting Federated Investment Management Company as the sub-adviser for the High Income Bond Portfolio and substituting Federated Equity Management Company of Pennsylvania as the sub-adviser for the Strategic Value Portfolio was filed as Exhibit (d)(6)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(7)

Sub-Advisory Agreement (for the International and International Small-Mid Company Portfolios) between Ohio National Investments, Inc. and Federated Global Research Corp. (now called Federated Global Investment Management Corp.) was filed as Exhibit (d)(7) of the Registrant’s Form N-1A, Post-effective Amendment no. 37 on February 25, 1999 and is incorporated by reference herein.

(d)(7)(a)

Amendment to the Sub-Advisory Agreement between Ohio National investments, Inc. and Federated Global Investment Management Corp. was filed as Exhibit (d)(7)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(8)

Sub-Advisory Agreement for the Mid Cap Opportunity Portfolio between Ohio National Investments, Inc. and Goldman Sachs Asset Management, L.P. was filed as Exhibit no. 99(d)(8) of Registrant’s Form N-1A, Post-Effective Amendment No. 56 on February 19, 2010 and is incorporated by reference herein.

(d)(9)

Sub-Advisory Agreement (for the Capital Growth Portfolio) between Ohio National Investments, Inc. and Eagle Asset Management, Inc. was filed as Exhibit (d)(9)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(10)

Sub-Advisory Agreement (for the Equity Portfolio) between Ohio National Investments, Inc. and Legg Mason Fund Adviser, Inc. (now called ClearBridge, LLC) and an amendment thereto was filed as Exhibit (d)(10)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(10)(a)

Amendment, effective to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Legg Mason Capital Management (now called ClearBridge, LLC) was filed as Exhibit (d)(10)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 54 on April 25, 2008 and is incorporated by reference herein.

(d)(11)

Sub-Advisory Agreement (for the Balanced Portfolio) between Ohio National Investments, Inc. and ICON Advisers, Inc. was filed as Exhibit (d)(11)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(11)(a)

Amendment to Sub-advisory Agreement between the Registrant and ICON Advisers, Inc. was filed as Exhibit 99(d)(11)(a) of the Registrant’s Form N-1A, Post-Effective Amendment No. 57 on April 28, 2010 and is incorporated by reference herein.

(d)(12)

Sub-advisory Agreement between the Registrant and Janus Capital Corporation as to the Small Cap Growth Portfolio was filed as Exhibit (d)(12) of Registrant’s Form N-1A, Post Effective Amendment No. 51 on April 27, 2006 and is incorporated by reference herein.

(d)(12)(a)

First Amendment to Sub-advisory Agreement between the Registrant and Janus Capital Corporation was filed herewith as Exhibit 99(d)(12)(a) of the Registrant’s Form N-1A, Post-Effective Amendment No. 57 on April 28, 2010 and is incorporated by reference herein.

(d)(13)

Sub-Advisory Agreement between the Registrant and Suffolk Capital Management LLC as to the Bristol Growth Portfolio was filed as Exhibit (d)(13) of Registrant’s Form N-1A, Post-Effective Amendment No. 53 on April 30, 2007 and is incorporated by reference herein.

(d)(14)

Sub-Advisory Agreement between Ohio National Investments, Inc. and First Trust Advisors L.P. as to the Target VIP Portfolio was filed as Exhibit 99(6)(b) of Registrant’s N-14 on October 30, 2013 and is incorporated by reference herein.

(d)(15)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC as to the Risk Managed Balanced Portfolio is filed herewith as Exhibit 99(d)(15).

(d)(16)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AnchorPath Financial LLC as to the Risk Managed Balanced Portfolio is filed herewith as Exhibit 99(d)(16).

(d)(17)	Second Amendment to Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC, dated February 10, 2014, is filed herewith as Exhibit 99(d)(17).

(g)

Custody Agreement between the Registrant and Star Bank, N.A. (now called U.S. Bank, N.A.) was filed as Exhibit (8) of the Registrant’s Form N-1A, Post-effective Amendment no. 33, on April 25, 1997 and is incorporated by reference herein.

(g)(1)

Custody Agreement (for the International Portfolio) between the Registrant and Investors Fiduciary Trust Company (now called State Street Bank and Trust Company) was filed as Exhibit (8)(a) of the Registrant’s Form N-1A, Post-effective Amendment No. 22, on April 22, 1993, and the First Amendment thereto (adding the Global Contrarian Portfolio, now called International Small-Mid Company portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit (8)(a)(i) of the Registrant’s Form N-1A, Post-effective Amendment No. 27, on December 30, 1994 and is incorporated by reference herein.

(g)(2)

Custody Agreement between the Registrant and U.S. Bank National Association was filed as Exhibit (g)(2) of Registrant’s Form N-1A, Post Effective Amendment No. 51 on April 27, 2006 and is incorporated by reference herein.

(h)(1)

Fund Accounting Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC (now called U.S. Bancorp Fund Services, LLC) was filed as Exhibit no. (h)(1) of the Registrant’s Form N-1A, Post-effective Amendment no. 41, on April 9, 2001 and is incorporated by reference herein.

(h)(2)

Transfer Agency Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC (now called U.S. Bancorp Fund Services, LLC) was filed as Exhibit no. (h)(2) of the Registrant’s Form N-1A, Post-effective Amendment no. 41, on April 9, 2001 and is incorporated by reference herein.

(h)(3)

Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant’s Form N-1A, Post-effective Amendment No. 31, on March 31, 1996 and is incorporated by reference herein.

(h)(4)

Master Repurchase Agreement between the Registrant and Star Bank, N.A. (now called U.S. Bank, N.A.) was filed as Exhibit (9)(c) of the Registrant’s Form N-1A, Post-effective Amendment no. 33, on April 25, 1997 and is incorporated by reference herein.

(h)(5)

Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant’s Form N-1A, Post-effective Amendment No. 23, on October 29, 1993 and is incorporated by reference herein.

(h)(7)

Partial Fund Administration Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was filed as Exhibit (h)(7) of Registrant’s Form N-1A, Post Effective Amendment No. 51 on April 27, 2006 and is incorporated by reference herein.

(h)(8)

Fund Accounting Servicing Agreement the Registrant and U.S. Bancorp Fund Services, LLC was filed as Exhibit (h)(7) of Registrant’s Form N-1A, Post Effective Amendment No. 51 on April 27, 2006 and is incorporated by reference herein.

(i)	Opinion and consent of Thompson Hine LLP is filed herewith as Exhibit 99(i).

(j)(1)

Investment letter for the initial subscription of capital stock of the Registrant’s International Portfolio was filed as Exhibit (13) of the Registrant’s Form N-1A, Post-effective Amendment No. 22, on April 22, 1993 and is incorporated by reference herein.

(j)(2)

Investment letters for the initial subscriptions of capital stock of the Registrant’s Capital Appreciation, Global Contrarian (now called International Small-Mid Company) and Aggressive Growth Portfolios were filed as Exhibit (13)(a) of the Registrant’s Form N-1A, Post-effective Amendment No. 27, on December 30, 1994 and is incorporated by reference herein.

(j)(3)

Investment letter for the initial subscription of stock of the Registrant’s Core Growth (now called Small Cap Growth), Growth & Income (now called Mid Cap Opportunity) and S&P 500 Index Portfolios was filed as Exhibit (13)(b) of the Registrant’s Form N-1A Post-effective Amendment no. 33, on April 25, 1997 and is incorporated by reference herein.

(j)(4)

Investment letter for the initial subscription of stock of the Registrant’s Small Cap Growth (now called Capital Growth), High Income Bond and Blue Chip (now called Strategic Value) Portfolios was filed as Exhibit (13)(c) of the Registrant’s Form N-1A Post-Effective Amendment no. 36 on April 24, 1998 and is incorporated by reference herein.

(j)(5)

Investment letter for the initial subscription of stock of the Registrant’s Nasdaq-100 Index portfolio was filed as Exhibit (j)(5) of the Registrant’s Form N-1A, Post-effective Amendment no. 39, on February 4, 2000 and is incorporated by reference herein.

(j)(6)	Investment letter for the initial subscription of stock of the Registrant’s Risk Managed Balanced Portfolio is filed herewith as Exhibit 99(j)(6).

(j)(7)	Consent of KPMG LLP is filed herewith as Exhibit 99(j)(7).

(p)(1)

Registrant’s Code of Ethics for President and Treasurer (pursuant to Sarbanes-Oxley Act), adopted November 18, 2003, was filed as Exhibit (P)(1) to Registrant’s Form N-1A, Post Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(p)(2)

Registrant’s Code of Ethics, as amended January, 2009, was filed as Exhibit 99(p)(2) to Registrant’s Form N-1A, Post-Effective Amendment No. 56 on April 24, 2009 and is incorporated by reference herein.

(p)(3)	Adviser’s Code of Ethics, as amended January, 2009, was filed as Exhibit 99(p)(3) to Registrant’s Form N-1A, Post-Effective Amendment No. 56 on April 24, 2009 and is incorporated by reference herein.

(24)	Powers of Attorney are filed herewith as Exhibit (24)

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is an affiliate of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company	Ohio	100%
OnFlight, Inc. (aviation)	Ohio	100%
Fiduciary Capital Management, Inc. (investment adviser)	Connecticut	61%
Financial Way Realty, Inc.	Ohio	100%
Suffolk Capital Management LLC (investment adviser)	Delaware	85%
Sycamore Re, Ltd. (captive reinsurance company)	Bermuda	100%
Ohio National Sudamerica S.A. (insurance company)	Chile	0.01%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
Ohio National Life Assurance Corporation	Ohio	100%
Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%
Ohio National Investments, Inc. (investment adviser)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
Ohio National Fund, Inc. (registered investment company)	Maryland	83%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Dow Target Variable Fund LLC (registered investment company)	Ohio	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
National Security Life and Annuity Company (insurance company)	New York	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

Sycamore Re, Ltd. Owns 100% of the voting securities of ON Foreign Holdings, LLC, a holding company organized under the laws of Delaware.

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of Ohio National International Holdings Cooperatief U.A., a holding company organized under the laws of Netherlands, and (2) 0.01% of the voting securities of ONSV do Brasil Participações Ltda., a holding company organized under the laws of Brazil.

Ohio National International Holdings Cooperatief U.A. owns 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of Netherlands.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, LLC, a holding company organized under the laws of Delaware, and (2) 99.99% of the voting securities of ONSV do Brasil Participações Ltda., a holding company organized under the laws of Brazil, and (3) 0.01% of the voting securities of Ohio do Brasil Participações Ltda., a holding company organized under the laws of Brazil.

ON Global Holdings, LLC owns (1) 99.99% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile, and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns (1) 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile, and (2) 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

Ohio National Seguros de Vida S.A. (Chilean insurance company) owns 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

Item 30. Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant’s By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant’s By-laws and Section 2-418 of the Maryland General Corporation Law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a manager, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant may maintain a standard and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Directors and officers, and could cover its adviser and its affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of Investment Adviser and Subadvisers

Information related to the Registrant’s investment adviser (Ohio National Investments, Inc.) and each of the subadvisers retained by the investment adviser for the management of the Registrant’s portfolios is contained in the registration statement currently on file with the Commission for each such entity on Form ADV and is incorporated herein by reference. The file numbers of the investment adviser and each subadviser are listed below:

Investment Adviser or Subadviser	File No.
Ohio National Investments, Inc.	801-51396
Eagle Asset Management, Inc.	801-21343
Federated Equity Management Company of Pennsylvania	801-62501
Federated Global Investment Management Corp.	801-49470
Federated Investment Management Company	801-34612
Goldman Sachs Asset Management, L.P.	801-37591
ICON Advisers, Inc.	801-38868
Jennison Associates LLC	801-05608
Janus Capital Management LLC	801-13991
ClearBridge, LLC	801-18115
Suffolk Capital Management, LLC	801-60808
First Trust Advisors L.P.	801-39950
AnchorPath Financial, LLC	801-79380

Item 32. Principal Underwriters

Not applicable.

Item 33. Location of Accounts and Records

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a) Journals and other records of original entry:

For those portfolios other than the International and International Small-Mid Company Portfolios:

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

and

U.S. Bancorp Fund Services (“Fund Services”)

615 East Michigan Street

Milwaukee, Wisconsin 53202

For the International and International Small-Mid Company Portfolios:

State Street Bank and Trust Company

(“State Street”)

801 Pennsylvania Street

Kansas City, Missouri 64105

(b) General and auxiliary ledgers:

Fund Services and State Street

(c) Securities records for portfolio securities:

Fund Services and State Street

(d)Corporate charter (Articles of Incorporation), By-Laws and Minute Books:

Kimberly A. Plante, Secretary

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(e) Records of brokerage orders:

The Adviser

(f) Records of other portfolio transactions:

The Adviser

(g) Records of options:

The Adviser

(h) Records of trial balances:

Fund Services and The Adviser

(i) Quarterly records of allocation of brokerage orders and commissions:

The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

The Adviser

(k) Files of advisory materials

The Adviser

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 25th day of April, 2014.

Ohio National Fund, Inc.

By: /s/ Christopher A. Carlson

Christopher A. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Christopher A. Carlson	President (Principal Executive Officer)	April 25, 2014

Christopher A. Carlson

* /s/ John J. Palmer	Director	April 25, 2014

John J. Palmer

/s/ R. Todd Brockman	Treasurer (Principal Financial and Accounting Officer)	April 25, 2014

R. Todd Brockman

* /s/ John I. Von Lehman	Director	April 25, 2014

John I. Von Lehman

* /s/ Madeleine W. Ludlow	Director	April 25, 2014

Madeleine W. Ludlow

* /s/ George M. Vredeveld	Director	April 25, 2014

George M. Vredeveld

* /s/ Kimberly A. Plante
Kimberly A. Plante, Attorney in fact pursuant to Powers of Attorney which have been filed herewith.

Index of Consents and Exhibits

Exhibit Number	Description	Page Number
(24)	Powers of Attorney
99(a)(2)	Supplementary Articles of Registrant
99(b)	By-laws of the Registrant
99(d)	Amended and Restated Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., as amended
99(d)(15)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC as to the Risk Managed Balanced Portfolio
99(d)(16)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AnchorPath Financial LLC as to the Risk Managed Balanced Portfolio
99(d)(17)	Second Amendment to Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC as to the Small Cap Growth Portfolio
99(i)	Opinion and consent of Thompson Hine LLP
99(j)(6)	Investment letter for the initial subscription of stock of the Registrant’s Risk Managed Balanced Portfolio
99(j)(7)	Consent of KPMG LLP